UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-21979

Nuveen Investment Trust V

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Christopher M. Rohrbacher

Vice President and Secretary

333 West Wacker Drive, Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: September 30

Date of reporting period: March 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

Item 1. Reports to Stockholders.

Mutual Funds
31 March 2019
Nuveen Taxable Fixed
Income Fund
Fund Name	Class A	Class C	Class R3	Class R6	Class I
Nuveen Preferred Securities and Income Fund	NPSAX	NPSCX	NPSTX	NPSFX	NPSRX
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund's website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares or, if you are a direct investor, by enrolling at www.nuveen.com/e-reports.
You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary or, if you are a direct investor, by calling 800-257-8787 and selecting option #1. Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary or, if you are a direct investor, to all your directly held Nuveen Funds and any other directly held funds within the same group of related investment companies.
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Table
of Contents

3

Chairman’s Letter to Shareholders
Dear Shareholders,
Financial markets rallied in the early months of 2019, in sharp contrast to the downturn at the end of 2018, leaving investors to wonder whether such bullishness is warranted or sustainable. By the close of 2018, economic softness in China, Europe and Japan had proven more persistent than expected. The temporary boost to the U.S. economy from tax law changes appeared to be fading. Corporate earnings and profits were slowing, and some corporate managements, especially at high-profile technology companies, were downgrading their outlooks. Politics remained unpredictable, most notably with Brexit and U.S.-China trade talks ongoing. The European Central Bank (ECB) ended its crisis-era monetary stimulus program with pledges to keep interest rates low for an extended period, while at the same time, the U.S. Federal Reserve (Fed) had planned to continue raising interest rates into 2019.
As the new year began, economic data have remained a mixed bag, and first quarter 2019 corporate earnings reports have included both high-profile disappointments and positive surprises, although expectations were lower heading into the quarter. Market sentiment shifted significantly after both the Fed and ECB turned remarkably more dovish in their interest rate projections and lowered their growth forecasts. In fact, neither central bank currently expects to raise their respective interest rates during 2019. While the U.S. and China initially appeared to be making progress on trade talks, negotiations have stalled more recently. While these events did reduce some of the markets’ uncertainty, downside risks still exist.
Nevertheless, we believe the likelihood of a near-term recession remains low. Global growth is indeed slowing, but it’s still positive. The U.S. economy remains strong, even in the face of late cycle pressures. Low unemployment and firming wages should continue to support consumer spending, and the November mid-term elections resulted in change, but no major surprises. In China, the government remains committed to using fiscal stimulus to offset softening exports. Europe also remains vulnerable to trade policy as well as Brexit uncertainty, but underlying strengths in European economies, including low unemployment that drives domestic demand, remain supportive of a mild expansion. In a slower growth environment, there are opportunities for investors who seek them more selectively.
We expect volatility and challenging conditions to persist in 2019 but also think there is potential for upside. You can prepare your investment portfolio by working with your financial advisor to review your goals, timeline and risk tolerance. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,
Terence J. Toth
Chairman of the Board
May 24, 2019

4

Portfolio Managers’
Comments
Nuveen Preferred Securities and Income Fund
The Nuveen Preferred Securities and Income Fund features portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen, LLC. Douglas M. Baker, CFA, and Brenda A. Langenfeld, CFA, serve as the Fund’s portfolio management team.
Here Doug and Brenda discuss key strategies and the performance of the Fund for the six-month reporting period ended March 31, 2019.
How did the Fund perform during the six-month reporting period ended March 31, 2019?
The table in the Fund Performance and Expense Ratios section of this report provides total return performance information for the Fund for the six-month, one-year, five-year, ten-year and/or since inception periods ended March 31, 2019. Comparative performance information is provided for the Fund’s Class A Share total return at net asset value (NAV). The Fund’s Class A Shares at NAV underperformed the ICE BofAML U. S. All Capital Securities Index and the Custom Benchmark Index but outperformed the Lipper classification. A more detailed discussion of the Fund’s relative performance is provided later in this report.
What strategies were used to manage the Fund during the six-month reporting period ended March 31, 2019 and how did these strategies influence performance?
The Fund seeks to achieve its investment objective of providing a high level of current income and total return by investing at least 80% of the sum of its net assets in preferred securities and other income producing securities, including but not limited to contingent capital securities (CoCos). The Fund normally invests at least 50% of its net assets in securities rated investment grade (BBB/Baa or higher) at the time of purchase by at least one independent rating agency and unrated securities judged to be of comparable quality by the Fund’s portfolio managers. The Fund may invest up to 50% of its net assets in securities rated below investment grade (BB/Ba or lower) at the time of purchase, which are commonly referred to as “high yield” securities or “junk” bonds. The Fund may also invest in U.S. dollar-denominated securities issued by non-U.S. companies. The Fund intends to invest at least 25% of its assets in the securities of companies principally engaged in financial services.
The Fund may also invest in income producing securities that are not preferred securities. These include CoCos, which are hybrid securities, issued primarily by non-U.S. financial institutions, that have loss absorption mechanisms benefitting the issuer built into their terms. These loss absorption mechanisms may include automatic conversion into the issuer’s common stock or an automatic write down of the security’s principal amount upon the occurrence of a specified trigger or event. In addition, although the Fund will invest primarily in preferred securities and CoCos, it may invest up to 20% of its net assets, in the aggregate, in corporate debt securities, U.S. government securities (including securities issued or guaranteed by U.S. government agencies and instrumentalities) and taxable municipal securities.
We employ an investment process that incorporates a top-down methodology to position the Fund’s portfolio in a manner that reflects the investment team’s overall macro-economic outlook, while also implementing a bottom-up approach that includes fundamental credit research, security structure evaluation, and option adjusted spread (OAS) analysis. The process begins with identifying the in-

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody's) or Fitch, Inc (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
5

Portfolio Managers’ Comments (continued)
vestable universe of $1,000 par preferred securities, $25 par preferred securities, CoCos and other income producing securities. In an effort to capitalize on the inefficiencies between different investor segments within this universe, we tactically and strategically shift capital between the $25 par preferred exchange-listed market, the $1,000 par preferred over-the-counter market, and the CoCos market. Periods of volatility may drive notably different valuations between these three markets, as will periods when valuations trend in one direction for an extended period of time. Discrepancies between these markets often are related to differences in how retail and institutional investors measure and price risk, as well as differences in retail and institutional investors’ ability to source substitute investments. Technical factors such as new issue supply and investor flows may also influence the relative valuations between $25 par preferred exchange listed structures, $1,000 par preferred over-the-counter structures and CoCos.
Over the course of the six-month reporting period, asset class performance was a proverbial rollercoaster ride. During the first half of the reporting period, the Custom Benchmark Index posted a total return of -3.62%, while the over the second half of the reporting period that same index posted a 7.41% return. Within the Custom Benchmark Index, the preferred security market underperformed the CoCo market during the initial three months of the reporting period, but later outperformed the CoCo market during the final three months of the reporting period. For the six-month reporting period, the CoCo segment of the market did slightly outperform the combined $25 par preferred and $1,000 par preferred market. In our opinion, performance during the reporting period was primarily driven by investor outflows within the domestic preferred security market. During calendar year 2018, close to $6 billion exited the Morningstar preferred open-end fund and exchange-traded fund (ETF) category, almost all of which occurred during the fourth quarter 2018. This was only the second time since 2000 that this Morningstar category experienced net investor outflows for a calendar year, the other being 2013. We felt that aggressive tax-loss harvesting by U.S. retail investors during the fourth quarter 2018 was the primary reason behind the 2018 outflows. Subsequent sizeable inflows during the beginning of 2019 would seem to support the thesis of active tax-loss harvesting as the likely culprit. The timing of the inflows coincided with the reinvestment of tax-loss harvesting proceeds. So, while the whipsaw in performance was not pleasant for participants in the preferred market, we found some comfort knowing outflows were not due to a deterioration in credit fundamentals, nor to an unexpected wave of new issue supply.
During the six-month reporting period ended March 31, 2019, we incorporated several themes within the Fund relative to its benchmark, including; an overweight to the $1,000 par preferred security side of the market, an overweight to securities that have coupons with reset features (floating rate, fixed-to-floating rate, fixed-to-fixed rate), an overweight to U.S.-domiciled issuers and an underweight to CoCos.
With respect to the domestic preferred security market, we maintained our view that $25 par preferred securities were rich versus their $1,000 par preferred counterparts. During the reporting period, option adjusted spread (OAS) gap between the two categories crept wider, with the difference increasingly favoring $1,000 par preferred securities.
In addition to relative value, the overweight to $1,000 par preferred securities also allowed us to position defensively against a rising interest rate environment. We felt that positioning defensively against rising rates should prove beneficial over time, especially given today’s relatively low level of interest rates and the punitive effect rising interest rates can have on the prices of fixed income securities. In addition to standard interest rate risk, commonly known as duration risk, preferred security and CoCo investors must also manage duration extension risk. Duration extension risk is the risk that the duration of callable fixed rate coupon securities extends when the likelihood of a security being called decreases in the face of rising interest rates. Regrettably, this dynamic increases a bond’s interest rate sensitivity at the most inopportune time. Fortunately, we can actively manage duration and duration extension risk by allocating to securities that have coupons with reset features (i.e., floating rate, fixed-to-floating rate, fixed-to-fixed rate). All else equal, these securities should have lower duration profiles on day one, and they should mitigate or eliminate duration extension risk that investors would normally experience with callable fixed-rate coupon structures. Non-fixed-rate coupon structures are far more common in the $1,000 par preferred and the CoCos segments of the market. As a result, our overweight to $1,000 par preferred securities was intended to benefit from both relative value, and from defensive positioning against rising interest rates. As of the end of the reporting period, the Fund had an approximate 89% allocation to securities with coupons that have reset features, compared to approximately 74% exposure in the Custom Benchmark Index.
6

The Fund’s overweight to $1,000 par preferred structures detracted modestly from relative performance during the reporting period. Significant redemption activity during 2018 concentrated in the $25 par preferred market led to material scarcity premium for these structures. Despite almost all new issue preferred supply during first quarter 2019 coming in $25 par, it did little to correct this relative supply imbalance. Year-to-date 2019 supply was just a fraction of aggregate $25 par paper redeemed in 2018.
As mentioned earlier, during the reporting period the Fund again held an overweight to U.S.-domiciled issuers relative to the Custom Benchmark Index. This positioning detracted from relative performance as non-U.S.-domiciled issuers outperformed U.S. issuers. Taking a closer look at the U.S. versus non-U.S. allocation within the Fund, the overweight to U.S. issuers was due in large part to an underweight to CoCos, all of which is non-U.S. exposure. At the end of the reporting period, the Fund had an allocation of around 31% to CoCos, below the 40% allocation within the custom Benchmark Index. Despite geopolitical headlines related to Brexit and simmering friction between the European Union and Italy regarding the Italian budget, CoCo performance bested that of the U.S. preferred securities market. We had anticipated that geopolitical headlines outside the U.S. would weigh disproportionately on the non-U.S. segments of our investible universe. While these headlines likely impacted returns of non-U.S. issuers to some degree, the impact of previously discussed investor outflows from the U.S. preferred market was a much more meaningful factor. We do not anticipate adding materially to non-U.S. exposure from current levels until some of these geopolitical headlines are in the rearview mirror.
With respect to interest rate risk, the Fund ended the reporting period with an effective duration that was approximately 0.3 years longer than the Custom Blended Index’s effective duration. The Fund’s slightly longer duration positioning was primarily the result of two factors. First, we continued to avoid currently callable and near-term callable preferred securities trading at a negative, or near negative, yield-to-call. These securities tend to have extremely short duration profiles. Second, with interest rates falling materially during the reporting period, the duration of fixed-rate coupon structures shrank relatively more than comparable structures with adjustable rate coupons. Given the Custom Benchmark Index’s greater exposure to fixed-rate coupon securities, its duration decreased slightly more during the six-month reporting period compared to the Fund.
During the six-month reporting period, the Fund held modest interest rate swap and interest rate future exposure to reduce the duration of the overall portfolio. During the reporting period interest rates decreased and as a result the swap position detracted slightly from performance, while the futures contracts had a negligible impact on performance.
7

Risk Considerations and Dividend Information
Risk Considerations
Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, illiquid securities risk, concentration risk, non-diversification risk and income risk. As interest rates rise, bond prices fall. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. Preferred securities are subordinate to bonds and other debt instruments in a company’s capital structure and therefore are subject to greater credit risk. Certain types of preferred or debt securities with special loss absorption provisions, such as contingent capital securities (CoCos), may be or become so subordinated that they present risks equivalent to, or in some cases even greater than, the same company’s common stock. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards.
Dividend Information
The Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit the Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. Distributions to shareholders are determined on a tax basis, which may differ from amounts recorded in the accounting records. In instances where the monthly dividend exceeds the earned net investment income, the Fund would report a negative undistributed net ordinary income. Refer to Note 6  –  Income Tax Information for additional information regarding the amounts of undistributed net ordinary income and undistributed net long-term capital gains and the character of the actual distributions paid by the Fund during the period.
All monthly dividends paid by the Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions is sourced or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders will be notified of those sources. For financial reporting purposes, the per share amounts of the Fund’s distributions for the reporting period are presented in this report’s Financial Highlights. For income tax purposes, distribution information for the Fund as of its most recent tax year end is presented in Note 6  –  Income Tax Information within the Notes to Financial Statements of this report.
8

Fund Performance and Expense Ratios
The Fund Performance and Expense Ratios for the Fund are shown within this section of the report.
Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Total returns for a period of less than one year are not annualized. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit nuveen.com or call (800) 257-8787.
Returns do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of Fund shares.
Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.
Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.
Comparative index and Lipper return information is provided for Class A Shares at NAV only.
The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursement, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.
9

Fund Performance and Expense Ratios (continued)
Nuveen Preferred Securities and Income Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance
Average Annual Total Returns as of March 31, 2019
	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	1.82%	1.89%	4.96%	14.27%
Class A Shares at maximum Offering Price	(3.05)%	(2.96)%	3.94%	13.71%
ICE BofAML U.S. All Capital Securities Index	3.44%	4.78%	5.84%	12.11%
Custom Benchmark Index	3.53%	4.37%	6.36%	11.26%
Lipper Flexible Income Funds Classification Average	1.57%	2.58%	3.82%	10.73%
Class C Shares	1.38%	1.14%	4.16%	13.43%
Class I Shares	1.88%	2.15%	5.21%	14.56%

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class R3 Shares	1.63%	1.66%	4.68%	8.16%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class R6 Shares	1.96%	2.23%	5.38%
Since inception returns for Class R3 and Class R6 Shares are from 9/29/09 and 6/30/16, respectively. Indexes and Lipper averages are not available for direct investment.
Class A Shares have a maximum 4.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R6 Shares have no sales charge and are available only to certain limited categories as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Expense Ratios as of Most Recent Prospectus
	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Expense Ratios	1.03%	1.78%	1.27%	0.71%	0.78%
10

Yields    as of March 31, 2019
Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.
The SEC 30-Day Yield is a standardized measure of a fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Subsidized yields reflect fee waivers and/or expense reimbursements from the investment adviser during the period. If any such waivers and/or reimbursements had not been in place, yields would have been reduced. Unsubsidized yields do not reflect waivers and/or reimbursements from the investment adviser during the period. If the fund did not receive a fee waiver/expense reimbursement during the period under its most recent agreement, subsidized and unsubsidized yields will be equal. Refer to the Notes to Financial Statements, Note 7  –  Management Fees and Other Transactions with Affiliates for further details on the investment adviser’s most recent agreement with the Fund to waive fees and/or reimburse expenses, where applicable. Dividend Yield may differ from the SEC 30-Day Yield because the fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.
Nuveen Preferred Securities and Income Fund
	Share Class
	Class A1	Class C	Class R3	Class R6	Class I
Dividend Yield	5.17%	4.70%	5.17%	5.66%	5.67%
SEC 30-Day Yield - Subsidized	4.80%	4.29%	4.79%	5.36%	5.29%
SEC 30-Day Yield - Unsubsidized	4.80%	4.29%	4.79%	5.36%	5.29%
1         The SEC Yield for Class A shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.
11

Holding Summaries    as of March 31, 2019
This data relates to the securities held in the Fund's portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc.1 This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.
Nuveen Preferred Securities and Income Fund
Fund Allocation (% of net assets)
$1,000 Par (or similar) Institutional Preferred	47.5%
Contingent Capital Securities	30.5%
$25 Par (or similar) Retail Preferred	20.4%
Repurchase Agreements	1.2%
Other Assets Less Liabilities	0.4%
Net Assets	100%

Top Five Issuers (% of net assets)
JPMorgan Chase & Co	3.5%
Wells Fargo & Co	3.4%
Credit Suisse Group AG	3.2%
Credit Agricole SA	3.2%
Citigroup Inc	3.2%
Portfolio Composition (% of net assets)
Banks	47.9%
Insurance	14.3%
Capital Markets	9.9%
Food Products	5.2%
Diversified Financial Services	3.4%
Other	17.7%
Repurchase Agreements	1.2%
Other Assets Less Liabilities	0.4%
Net Assets	100%

Portfolio Credit Quality (% of total long-term investments)
A	0.7%
BBB	55.2%
BB or Lower	40.7%
N/R (not rated)	3.4%
Total	100%
Country Allocation[2] (% of net assets)
United States	56.4%
United Kingdom	12.1%
France	8.6%
Switzerland	6.9%
Australia	3.4%
Spain	3.0%
Bermuda	1.9%
Italy	1.8%
Netherlands	1.7%
Canada	1.4%
Other	2.4%
Other Assets Less Liabilities	0.4%
Net Assets	100%
1	The Fund’s investment limitations with respect to ratings are based on the highest rating provided by any independent rating agency, including agencies other than the three named above.
2	Includes 2.1% (as a percentage of net assets) in emerging market countries.
12

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended March 31, 2019.
The beginning of the period is October 1, 2018.
The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.
The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the following table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.
Nuveen Preferred Securities and Income Fund
	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,018.20	$1,013.80	$1,016.30	$1,019.60	$1,018.80
Expenses Incurred During the Period	$ 5.28	$ 9.04	$ 6.54	$ 3.52	$ 4.03
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.70	$1,015.96	$1,018.45	$1,021.44	$1,020.94
Expenses Incurred During the Period	$ 5.29	$ 9.05	$ 6.54	$ 3.53	$ 4.03
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.05%, 1.80%, 1.30%, 0.70% and 0.80% for Classes A, C, R3, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
13

Nuveen Preferred Securities and Income Fund
Portfolio of Investments    March 31, 2019
(Unaudited)
Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value
	LONG-TERM INVESTMENTS – 98.4%
	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 47.5%
	Automobiles – 1.1%
40,691	General Motors Financial Co Inc	5.750%	N/A (3)	BB+	$ 35,655,489
	Banks – 18.0%
33,095	Bank of America Corp	6.300%	N/A (3)	BBB-	35,949,444
10,870	Bank of America Corp	6.100%	N/A (3)	BBB-	11,501,656
5,170	Bank of America Corp	6.250%	N/A (3)	BBB-	5,480,200
29,471	Bank of America Corp	6.500%	N/A (3)	BBB-	31,977,214
4,596	Barclays Bank PLC, 144A	10.179%	6/12/21	A-	5,203,533
12,300	BNP Paribas SA, 144A	7.195%	N/A (3)	BBB	13,094,949
28,272	Citigroup Inc	6.125%	N/A (3)	Ba1	28,837,440
27,495	Citigroup Inc	5.875%	N/A (3)	BB+	27,769,950
17,250	Citigroup Inc	5.950%	N/A (3)	BB+	17,595,000
19,151	Citigroup Inc	6.250%	N/A (3)	BB+	20,156,427
16,625	Citizens Financial Group Inc	5.500%	N/A (3)	BB+	16,791,250
25,745	CoBank ACB	6.250%	N/A (3)	BBB+	26,967,887
13,035	Commerzbank AG, 144A	8.125%	9/19/23	BBB	14,869,993
6,580	First Union Capital II	7.950%	11/15/29	Baa1	8,477,784
9,048	HSBC Capital Funding Dollar 1 LP, 144A	10.176%	N/A (3)	BBB+	13,298,750
65,141	JPMorgan Chase & Co	6.750%	N/A (3)	Baa2	71,416,033
10,799	JPMorgan Chase & Co, (3-Month LIBOR reference rate + 3.470% spread), (4)	6.053%	N/A (3)	Baa2	10,852,995
34,430	JPMorgan Chase & Co	5.300%	N/A (3)	Baa2	34,791,515
8,568	KeyCorp	5.000%	N/A (3)	Baa3	8,380,361
9,815	Lloyds Bank PLC, 144A	12.000%	N/A (3)	Baa3	11,777,450
6,986	M&T Bank Corp	6.450%	N/A (3)	Baa2	7,440,090
15,676	M&T Bank Corp	5.125%	N/A (3)	Baa2	15,770,056
18,077	PNC Financial Services Group Inc/The	5.000%	N/A (3)	Baa2	17,805,845
13,462	PNC Financial Services Group Inc/The	6.750%	N/A (3)	Baa2	14,303,375
13,817	Royal Bank of Scotland Group PLC	7.648%	N/A (3)	BBB-	17,374,878
13,361	SunTrust Banks Inc	5.050%	N/A (3)	Baa3	13,077,747
18,995	Wachovia Capital Trust III	5.570%	N/A (3)	Baa2	18,749,015
24,581	Wells Fargo & Co, (3-Month LIBOR reference rate + 3.770% spread), (4)	6.381%	N/A (3)	Baa2	24,734,631
42,427	Wells Fargo & Co	5.875%	N/A (3)	Baa2	45,333,249
14

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Banks (continued)
11,420	Wells Fargo & Co	5.900%	N/A (3)	Baa2	$ 11,682,089
	Total Banks				601,460,806
	Capital Markets – 2.3%
7,505	Bank of New York Mellon Corp/The	4.950%	N/A (3)	Baa1	7,580,050
2,250	Dresdner Funding Trust I, 144A	8.151%	6/30/31	Ba1	2,835,000
20,560	Goldman Sachs Group Inc/The	5.300%	N/A (3)	Ba1	20,693,640
42,120	Goldman Sachs Group Inc/The	5.375%	N/A (3)	Ba1	42,488,550
3,095	State Street Corp	5.250%	N/A (3)	Baa1	3,160,769
	Total Capital Markets				76,758,009
	Commercial Services & Supplies – 1.0%
24,031	AerCap Global Aviation Trust, 144A	6.500%	6/15/45	Ba1	24,301,349
11,875	ILFC E-Capital Trust II, 144A	4.850%	12/21/65	Ba1	9,321,875
	Total Commercial Services & Supplies				33,623,224
	Consumer Finance – 1.8%
15,190	American Express Co	5.200%	N/A (3)	Baa2	15,265,950
10,187	American Express Co	4.900%	N/A (3)	Baa2	10,074,943
18,609	Capital One Financial Corp	5.550%	N/A (3)	Baa3	18,888,135
18,230	Discover Financial Services	5.500%	N/A (3)	Ba2	17,318,500
	Total Consumer Finance				61,547,528
	Diversified Financial Services – 2.1%
3,955	Citigroup Capital III	7.625%	12/01/36	Baa3	5,042,539
2,885	Citigroup Inc	5.950%	N/A (3)	BB+	2,935,487
32,650	Compeer Financial ACA, 144A	6.750%	N/A (3)	BB+	33,303,000
13,093	Cooperatieve Rabobank UA, 144A	11.000%	N/A (3)	BBB	13,338,494
4,550	Voya Financial Inc	5.650%	5/15/53	Baa3	4,481,750
10,744	Voya Financial Inc	6.125%	N/A (3)	BB+	10,905,160
	Total Diversified Financial Services				70,006,430
	Electric Utilities – 1.9%
5,055	AES Gener SA, 144A	7.125%	3/26/79	BB	5,168,738
11,255	Electricite de France SA, 144A	5.250%	N/A (3)	BBB	11,325,344
15

Nuveen Preferred Securities and Income Fund (continued)
Portfolio of Investments    March 31, 2019
(Unaudited)
Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Electric Utilities (continued)
42,603	Emera Inc.	6.750%	6/15/76	BBB-	$ 45,478,702
	Total Electric Utilities				61,972,784
	Equity Real Estate Investment Trust – 1.2%
35,438	Sovereign Real Estate Investment Trust	12.000%	10/31/67	BB+	39,734,857
	Food & Staples Retailing – 0.2%
5,166	Land O'Lakes Capital Trust I, 144A	7.450%	3/15/28	Ba1	5,540,535
	Food Products – 3.0%
14,500	Dairy Farmers of America Inc, 144A	7.125%	N/A (3)	BB+	13,575,625
39,970	Land O' Lakes Inc, 144A	7.250%	N/A (3)	BB	39,170,600
33,390	Land O' Lakes Inc, 144A	8.000%	N/A (3)	BB	34,391,700
14,870	Land O' Lakes Inc, 144A	7.000%	N/A (3)	BB	14,312,375
	Total Food Products				101,450,300
	Industrial Conglomerates – 2.6%
92,314	General Electric Co	5.000%	N/A (3)	BBB-	86,041,264
	Insurance – 9.5%
10,170	Aegon NV	5.500%	4/11/48	Baa1	10,159,118
18,305	American International Group Inc	5.750%	4/01/48	Baa2	17,842,799
35,410	Assurant Inc	7.000%	3/27/48	BB+	35,482,590
87,265	Assured Guaranty Municipal Holdings Inc, 144A	6.400%	12/15/66	BBB+	85,956,025
3,800	Catlin Insurance Co Ltd, (3-Month LIBOR reference rate + 2.975% spread), (4), 144A	5.736%	N/A (3)	A-	3,724,000
14,351	MetLife Inc, 144A	9.250%	4/08/38	BBB	19,427,666
13,126	MetLife Inc	5.875%	N/A (3)	BBB	13,513,873
8,329	MetLife Inc	5.250%	N/A (3)	BBB	8,398,464
32,765	Provident Financing Trust I	7.405%	3/15/38	Baa3	34,403,250
8,965	Prudential Financial Inc	5.875%	9/15/42	BBB+	9,480,488
49,943	QBE Insurance Group Ltd, 144A	7.500%	11/24/43	Baa1	54,125,726
9,315	QBE Insurance Group Ltd, Reg S	6.750%	12/02/44	BBB	9,873,900
15,200	Swiss Re Finance Luxembourg SA, 144A, (WI/DD)	5.000%	4/02/49	A	15,402,240
	Total Insurance				317,790,139
	Metals & Mining – 0.5%
11,673	BHP Billiton Finance USA Ltd, 144A	6.250%	10/19/75	BBB+	12,163,850
5,005	BHP Billiton Finance USA Ltd, 144A	6.750%	10/19/75	BBB+	5,540,785
	Total Metals & Mining				17,704,635
	Multi-Utilities – 1.0%
22,458	CenterPoint Energy Inc.	6.125%	N/A (3)	BBB-	22,822,943
16

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Multi-Utilities (continued)
11,710	NiSource Inc.	5.650%	N/A (3)	BBB-	$ 11,417,250
	Total Multi-Utilities				34,240,193
	U.S. Agency – 0.8%
6,145	Farm Credit Bank of Texas, 144A	6.200%	N/A (3)	BBB	6,210,321
18,350	Farm Credit Bank of Texas	10.000%	N/A (3)	Baa1	20,552,000
	Total U.S. Agency				26,762,321
	Wireless Telecommunication Services – 0.5%
17,455	Vodafone Group PLC, (WI/DD)	7.000%	4/04/79	N/R	17,741,578
	Total $1,000 Par (or similar) Institutional Preferred (cost $1,561,847,064)				1,588,030,092

Principal Amount (000)	Description (1), (5)	Coupon	Maturity	Ratings (2)	Value
	CONTINGENT CAPITAL SECURITIES – 30.5%
	Banks – 25.8%
$ 15,412	Australia & New Zealand Banking Group Ltd/United Kingdom, 144A	6.750%	N/A (3)	Baa2	$16,317,455
44,675	Banco Bilbao Vizcaya Argentaria SA	6.125%	N/A (3)	Ba2	39,872,437
6,185	Banco Mercantil del Norte SA/Grand Cayman, 144A	7.625%	N/A (3)	BB	6,185,000
21,800	Banco Santander SA, Reg S	6.375%	N/A (3)	Ba1	21,583,744
33,775	Barclays PLC	7.750%	N/A (3)	BB+	33,832,417
56,107	Barclays PLC, Reg S	7.875%	N/A (3)	BB+	57,948,207
10,045	BNP Paribas SA, 144A	6.625%	N/A (3)	BBB-	10,032,444
34,516	BNP Paribas SA, 144A, (WI/DD)	7.375%	N/A (3)	BBB-	36,630,105
6,865	BNP Paribas SA, 144A	6.750%	N/A (3)	BBB-	7,019,463
31,803	Credit Agricole SA, 144A	7.875%	N/A (3)	BBB-	34,131,552
64,812	Credit Agricole SA, 144A	8.125%	N/A (3)	BBB-	72,793,727
27,470	HSBC Holdings PLC	6.375%	N/A (3)	BBB	28,362,775
7,750	HSBC Holdings PLC	6.375%	N/A (3)	BBB	7,798,438
5,271	ING Groep NV, Reg S	6.875%	N/A (3)	BBB-	5,434,232
18,555	ING Groep NV	6.500%	N/A (3)	BBB-	18,311,930
30,771	Intesa Sanpaolo SpA, 144A	7.700%	N/A (3)	BB-	29,078,595
83,146	Lloyds Banking Group PLC	7.500%	N/A (3)	Baa3	85,640,380
2,740	Nordea Bank Abp, 144A	6.625%	N/A (3)	BBB	2,733,150
13,890	Nordea Bank Abp, 144A	6.125%	N/A (3)	BBB	13,542,750
7,984	Royal Bank of Scotland Group PLC	7.500%	N/A (3)	BB+	8,133,700
30,555	Royal Bank of Scotland Group PLC	8.000%	N/A (3)	BB+	32,770,238
24,726	Royal Bank of Scotland Group PLC	8.625%	N/A (3)	BB+	26,333,190
35,365	Societe Generale SA, 144A	7.875%	N/A (3)	BB+	36,735,394
26,740	Societe Generale SA, 144A	6.750%	N/A (3)	BB+	24,667,650
7,935	Societe Generale SA, 144A	7.375%	N/A (3)	BB+	8,182,969
17

Nuveen Preferred Securities and Income Fund (continued)
Portfolio of Investments    March 31, 2019
(Unaudited)
Principal Amount (000)	Description (1), (5)	Coupon	Maturity	Ratings (2)	Value
	Banks (continued)
$ 32,615	Societe Generale SA, 144A	8.000%	N/A (3)	BB+	$34,653,437
24,630	Standard Chartered PLC, 144A	7.500%	N/A (3)	Ba1	25,676,775
31,599	Standard Chartered PLC, 144A	7.750%	N/A (3)	Ba1	33,099,952
66,955	UBS Group Funding Switzerland AG, Reg S	7.000%	N/A (3)	BBB-	70,553,831
34,238	UniCredit SpA, Reg S	8.000%	N/A (3)	B+	32,009,654
838,930	Total Banks				860,065,591
	Capital Markets – 4.7%
43,633	Credit Suisse Group AG, 144A	7.500%	N/A (3)	BB	46,139,454
28,525	Credit Suisse Group AG, 144A	7.500%	N/A (3)	BB	29,345,094
32,755	Credit Suisse Group AG, 144A	7.250%	N/A (3)	BB	32,877,831
15,370	Macquarie Bank Ltd/London, 144A	6.125%	N/A (3)	Ba1	14,191,121
15,855	UBS Group Funding Switzerland AG, 144A	7.000%	N/A (3)	BBB-	16,093,301
17,290	UBS Group Funding Switzerland AG, Reg S	6.875%	N/A (3)	BBB-	17,293,665
1,502	UBS Group Funding Switzerland AG, Reg S	6.875%	N/A (3)	BBB-	1,537,673
154,930	Total Capital Markets				157,478,139
$ 993,860	Total Contingent Capital Securities ($1,028,203,261)				1,017,543,730

Shares	Description (1)	Coupon	Ratings (2)	Value
	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 20.4%
	Banks – 4.1%
138,081	Citigroup Inc	7.125%	BB+	$3,765,469
501,356	CoBank ACB, (6)	6.250%	BBB+	50,871,941
141,737	CoBank ACB, (6)	6.200%	BBB+	14,443,000
596,706	Fifth Third Bancorp	6.625%	Baa3	16,081,227
544,036	Huntington Bancshares Inc/OH	6.250%	Baa3	14,215,661
280,000	Huntington Bancshares Inc/OH, (6)	5.487%	Baa3	6,214,047
206,560	KeyCorp	6.125%	Baa3	5,506,890
106,023	PNC Financial Services Group Inc/The	6.125%	Baa2	2,841,416
904,186	Regions Financial Corp	6.375%	BB+	24,196,017
	Total Banks			138,135,668
	Capital Markets – 2.9%
36,300	Goldman Sachs Group Inc/The	5.500%	Ba1	930,369
1,027,613	Morgan Stanley	7.125%	BB+	28,896,477
544,709	Morgan Stanley	6.875%	BB+	15,061,204
1,236,045	Morgan Stanley	5.850%	BB+	31,605,671
360,900	Morgan Stanley	6.375%	BB+	9,628,812
156,910	Northern Trust Corp	5.850%	BBB+	3,949,425
18

Shares	Description (1)	Coupon	Ratings (2)	Value
	Capital Markets (continued)
303,157	State Street Corp	5.350%	Baa1	$ 7,724,440
	Total Capital Markets			97,796,398
	Consumer Finance – 0.6%
808,736	GMAC Capital Trust I	8.469%	B1	21,059,485
	Diversified Financial Services – 1.3%
403,738	AgriBank FCB, (6)	6.875%	BBB+	41,585,014
	Food Products – 2.2%
506,287	CHS Inc	7.875%	N/R	13,821,635
1,357,707	CHS Inc	7.100%	N/R	36,019,967
470,500	CHS Inc	6.750%	N/R	12,153,015
12,881	CHS Inc	7.500%	N/R	349,977
53,000	Dairy Farmers of America Inc, (6)	7.875%	BB+	5,260,250
66,700	Dairy Farmers of America Inc, (6)	7.875%	BB+	6,619,975
	Total Food Products			74,224,819
	Insurance – 4.8%
1,239,023	Aspen Insurance Holdings Ltd	5.950%	BBB-	31,805,721
567,415	Aspen Insurance Holdings Ltd	5.625%	BBB-	13,737,117
483,905	Axis Capital Holdings Ltd	5.500%	BBB	11,531,456
246,761	Delphi Financial Group Inc, (6)	5.874%	BBB-	5,644,658
546,700	Enstar Group Ltd	7.000%	BB+	13,924,449
1,146,819	Kemper Corp	7.375%	Ba1	28,934,243
570,218	Maiden Holdings North America Ltd	7.750%	N/R	11,410,062
403,257	PartnerRe Ltd	7.250%	BBB	10,916,167
268,907	Reinsurance Group of America Inc	6.200%	BBB+	7,147,548
803,196	Reinsurance Group of America Inc	5.750%	BBB+	21,405,174
201,165	Torchmark Corp	6.125%	BBB+	5,332,884
	Total Insurance			161,789,479
	Mortgage Real Estate Investment Trust – 0.2%
210,254	Wells Fargo REIT	6.375%	BBB	5,395,118
	Oil, Gas & Consumable Fuels – 1.0%
277,700	NuStar Energy LP	8.500%	B1	6,598,152
290,000	NuStar Energy LP	7.625%	B1	6,171,200
808,295	NuStar Logistics LP	9.521%	B+	20,320,536
	Total Oil, Gas & Consumable Fuels			33,089,888
	Thrifts & Mortgage Finance – 1.6%
400,000	Federal Agricultural Mortgage Corp	6.000%	N/R	10,456,000
405,287	Federal Agricultural Mortgage Corp	6.875%	N/R	10,618,520
19

Nuveen Preferred Securities and Income Fund (continued)
Portfolio of Investments    March 31, 2019
(Unaudited)
Shares	Description (1)	Coupon	Ratings (2)	Value
	Thrifts & Mortgage Finance (continued)
1,260,639	New York Community Bancorp Inc	6.375%	Ba1	$ 32,562,305
	Total Thrifts & Mortgage Finance			53,636,825
	Trading Companies & Distributors – 0.3%
367,800	Air Lease Corp	6.150%	BB+	9,371,544
	U.S. Agency – 1.4%
451,610	Farm Credit Bank of Texas, (6)	6.750%	Baa1	46,798,086
	Total $25 Par (or similar) Retail Preferred (cost $679,931,476)			682,882,324
	Total Long-Term Investments (cost $3,269,981,801)			3,288,456,146

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 1.2%
	REPURCHASE AGREEMENTS – 1.2%
$ 40,087	Repurchase Agreement with Fixed Income Clearing Corporation, dated 3/29/19, repurchase price $40,091,273, collateralized by $41,735,000 U.S. Treasury Notes, 1.125%, due 9/30/21, value $40,891,118	1.200%	4/01/19	$ 40,087,264
	Total Short-Term Investments (cost $40,087,264)			40,087,264
	Total Investments (cost $3,310,069,065) – 99.6%			3,328,543,410
	Other Assets Less Liabilities – 0.4% (7)			14,724,680
	Net Assets – 100%			$ 3,343,268,090
Investments in Derivatives
Interest Rate Swaps - OTC Cleared
Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (8)	Maturity Date	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ (Payable)
$80,000,000	Receive	3-Month LIBOR	2.474%	Semi-Annually	7/13/16	7/13/21	$(147,234)	$(147,234)	$100,321
20

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
(3)	Perpetual security. Maturity date is not applicable.
(4)	Variable rate security. The rate shown is the coupon as of the end of the reporting period.
(5)	Contingent Capital Securities (“CoCos”) are hybrid securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. For example, the terms may specify an automatic write-down of principal or a mandatory conversion into the issuer’s common stock under certain adverse circumstances, such as the issuer’s capital ratio falling below a specified level.
(6)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 - Investment Valuation and Fair Value Measurements for more information.
(7)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the counter ("OTC") derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.
(8)	Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each contract.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
LIBOR	London Inter-Bank Offered Rate
Reg S	Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.
REIT	Real Estate Investment Trust
WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.
See accompanying notes to financial statements.
21

Statement of Assets and Liabilities
March 31, 2019
(Unaudited)

Assets
Long-term investments, at value (cost $3,269,981,801)	$3,288,456,146
Short-term investments, at value (cost approximates value)	40,087,264
Cash	1,496,349
Cash collateral at brokers for investments in swaps(1)	747,550
Receivable for:
Dividends	4,954,259
Interest	35,433,687
Investments sold	7,418,696
Reclaims	23,267
Shares sold	26,736,569
Variation margin on swap contracts	100,321
Other assets	196,585
Total assets	3,405,650,693
Liabilities
Payable for:
Dividends	2,124,951
Investments purchased	36,894,374
Shares redeemed	19,970,108
Accrued expenses:
Management fees	1,842,776
Trustees fees	158,547
12b-1 distribution and service fees	292,684
Other	1,099,163
Total liabilities	62,382,603
Net assets	$3,343,268,090

See accompanying notes to financial statements.
22

Statement of Assets and Liabilities (Unaudited) (continued)

Class A Shares
Net assets	$ 362,734,933
Shares outstanding	21,862,200
Net asset value ("NAV") per share	$ 16.59
Offering price per share (NAV per share plus maximum sales charge of 4.75% of offering price)	$ 17.42
Class C Shares
Net assets	$ 254,503,564
Shares outstanding	15,328,344
NAV and offering price per share	$ 16.60
Class R3 Shares
Net assets	$ 1,558,858
Shares outstanding	93,329
NAV and offering price per share	$ 16.70
Class R6 Shares
Net assets	$ 355,770,281
Shares outstanding	21,390,617
NAV and offering price per share	$ 16.63
Class I Shares
Net assets	$2,368,700,454
Shares outstanding	142,672,414
NAV and offering price per share	$ 16.60
Fund level net assets consist of:
Capital paid-in	$3,442,428,722
Total distributable earnings	(99,160,632)
Fund level net assets	$3,343,268,090
Authorized shares - per class	Unlimited
Par value per share	$ 0.01

(1)	Cash pledged to collateralize the net payment obligations for investments in derivatives.
See accompanying notes to financial statements.
23

Statement of Operations
Six Months Ended March 31, 2019
(Unaudited)

Investment Income
Dividends	$ 26,387,567
Interest	86,282,426
Total investment income	112,669,993
Expenses
Management fees	11,121,736
12b-1 service fees - Class A Shares	437,369
12b-1 distibution and service fees - Class C Shares	1,279,306
12b-1 distibution and service fees - Class R3 Shares	3,973
Shareholder servicing agent fees	1,325,201
Custodian fees	195,371
Trustees fees	57,783
Professional fees	76,824
Shareholder reporting expenses	206,231
Federal and state registration fees	104,650
Other	212,335
Total expenses	15,020,779
Net investment income (loss)	97,649,214
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(76,185,789)
Futures contracts	(1,348,169)
Swaps	(7,130)
Change in net unrealized appreciation (depreciation) of:
Investments	17,597,471
Swaps	(1,326,317)
Net realized and unrealized gain (loss)	(61,269,934)
Net increase (decrease) in net assets from operations	$ 36,379,280
See accompanying notes to financial statements.
24

Statement of Changes in Net Assets
(Unaudited)

	Six Months Ended 3/31/19	Year Ended 9/30/18
Operations
Net investment income (loss)	$ 97,649,214	$ 217,658,008
Net realized gain (loss) from:
Investments	(76,185,789)	(26,936,638)
Futures contracts	(1,348,169)	—
Swaps	(7,130)	131,572
Change in net unrealized appreciation (depreciation) of:
Investments	17,597,471	(206,554,525)
Swaps	(1,326,317)	3,015,154
Net increase (decrease) in net assets from operations	36,379,280	(12,686,429)
Distributions to Shareholders
Dividends
Class A Shares	(9,683,661)	(22,844,911)
Class C Shares	(6,136,360)	(13,093,744)
Class R3 Shares	(41,912)	(141,889)
Class R6 Shares	(12,860,406)	(27,481,895)
Class I Shares	(67,558,896)	(153,708,936)
Class T Shares(1)	—	(1,285)
Decrease in net assets from distributions to shareholders	(96,281,235)	(217,272,660)
Fund Share Transactions
Proceeds from sale of shares	707,588,410	2,379,797,317
Proceeds from shares issued to shareholders due to reinvestment of distributions	83,106,317	174,874,130
	790,694,727	2,554,671,447
Cost of shares redeemed	(1,371,899,830)	(2,132,973,661)
Net increase (decrease) in net assets from Fund share transactions	(581,205,103)	421,697,786
Net increase (decrease) in net assets	(641,107,058)	191,738,697
Net assets at the beginning of period	3,984,375,148	3,792,636,451
Net assets at the end of period	$ 3,343,268,090	$ 3,984,375,148

(1)	Class T Shares were not available for public offering.
See accompanying notes to financial statements.
25

Financial Highlights
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended September 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/06)
2019(e)	$16.75	$0.46	$(0.17)	$ 0.29	$(0.45)	$ —	$(0.45)	$16.59
2018	17.72	0.90	(0.97)	(0.07)	(0.90)	—	(0.90)	16.75
2017	17.14	0.90	0.62	1.52	(0.94)	—	(0.94)	17.72
2016	16.85	0.92	0.38	1.30	(0.94)	(0.07)	(1.01)	17.14
2015	17.34	0.95	(0.41)	0.54	(0.94)	(0.09)	(1.03)	16.85
2014	17.05	0.99	0.64	1.63	(1.00)	(0.34)	(1.34)	17.34
Class C (12/06)
2019(e)	16.77	0.40	(0.18)	0.22	(0.39)	—	(0.39)	16.60
2018	17.73	0.77	(0.96)	(0.19)	(0.77)	—	(0.77)	16.77
2017	17.15	0.77	0.62	1.39	(0.81)	—	(0.81)	17.73
2016	16.87	0.79	0.37	1.16	(0.81)	(0.07)	(0.88)	17.15
2015	17.35	0.82	(0.40)	0.42	(0.81)	(0.09)	(0.90)	16.87
2014	17.06	0.86	0.64	1.50	(0.87)	(0.34)	(1.21)	17.35
Class R3 (09/09)
2019(e)	16.87	0.44	(0.18)	0.26	(0.43)	—	(0.43)	16.70
2018	17.84	0.84	(0.94)	(0.10)	(0.87)	—	(0.87)	16.87
2017	17.26	0.86	0.62	1.48	(0.90)	—	(0.90)	17.84
2016	16.97	0.88	0.38	1.26	(0.90)	(0.07)	(0.97)	17.26
2015	17.46	0.92	(0.41)	0.51	(0.91)	(0.09)	(1.00)	16.97
2014	17.17	0.96	0.63	1.59	(0.96)	(0.34)	(1.30)	17.46
Class R6 (06/16)
2019(e)	16.79	0.48	(0.17)	0.31	(0.47)	—	(0.47)	16.63
2018	17.74	0.97	(0.97)	—	(0.95)	—	(0.95)	16.79
2017	17.15	0.95	0.62	1.57	(0.98)	—	(0.98)	17.74
2016(f)	16.80	0.23	0.36	0.59	(0.24)	—	(0.24)	17.15
Class I (12/06)
2019(e)	16.77	0.48	(0.18)	0.30	(0.47)	—	(0.47)	16.60
2018	17.73	0.94	(0.95)	(0.01)	(0.95)	—	(0.95)	16.77
2017	17.14	0.95	0.62	1.57	(0.98)	—	(0.98)	17.73
2016	16.86	0.96	0.37	1.33	(0.98)	(0.07)	(1.05)	17.14
2015	17.34	1.00	(0.41)	0.59	(0.98)	(0.09)	(1.07)	16.86
2014	17.06	1.03	0.63	1.66	(1.04)	(0.34)	(1.38)	17.34
26

	Ratios/Supplemental Data
		Ratios to Average Net Assets(c)
Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

1.82%	$ 362,735	1.05%*	5.62%*	13%
(0.39)	383,353	1.03	5.20	30
9.11	458,980	1.04	5.19	9
7.96	492,911	1.07	5.46	15
3.16	408,922	1.06	5.54	18
9.92	376,049	1.07	5.73	25

1.38	254,504	1.80*	4.87*	13
(1.07)	276,059	1.78	4.47	30
8.31	291,647	1.79	4.46	9
7.08	262,685	1.82	4.72	15
2.44	208,404	1.81	4.79	18
9.08	190,011	1.82	5.00	25

1.63	1,559	1.30*	5.38*	13
(0.59)	1,662	1.27	4.81	30
8.82	2,412	1.28	4.92	9
7.67	2,048	1.32	5.18	15
2.93	2,680	1.31	5.28	18
9.62	2,827	1.32	5.52	25

1.96	355,770	0.70*	5.83*	13
(0.01)	673,119	0.71	5.63	30
9.42	4,021	0.72	5.51	9
3.54	6,498	0.75*	5.25*	15

1.88	2,368,700	0.80*	5.86*	13
(0.09)	2,650,158	0.78	5.47	30
9.43	3,035,551	0.78	5.47	9
8.16	1,783,432	0.82	5.72	15
3.47	1,038,316	0.81	5.79	18
10.12	827,438	0.82	5.98	25
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The Fund has a contractual fee waiver/expense reimbursement agreement with the Adviser, but did not receive a fee waiver/expense reimbursement during the periods presented herein. See Note 7 - Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the six months ended March 31, 2019.
(f)	For the period June 30, 2016 (commencement of operations) through September 30, 2016.
*	Annualized.
See accompanying notes to financial statements.
27

Notes to Financial Statements
(Unaudited)
1.  General Information and Significant Accounting Policies
General Information
Trust and Fund Information
The Nuveen Investment Trust V (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of the Nuveen Preferred Securities and Income Fund (the “Fund”), as a diversified fund, among others. The Trust was organized as a Massachusetts business trust on September 27, 2006.
The end of the reporting period for the Fund is March 31, 2019, and the period covered by these Notes to Financial Statements is the six months ended March 31, 2019 (the "current fiscal period”).
Investment Adviser
The Fund's investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Fund, oversees the management of the Fund's portfolio, manages the Fund's business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into a sub-advisory agreement with Nuveen Asset Management, LLC, (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolio of the Fund.
Investment Objective
The Fund seeks to provide a high level of current income and total return.
The Fund’s most recent prospectus provides further descriptions of the Fund’s investment objective, principal investment strategies and principal risks.
Significant Accounting Policies
The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board ("FASB") Accounting Standards Codification (ASC) Topic 946 "Financial Services-Investment Companies." The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).
Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has earmarked securities in its portfolio with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.
As of the end of the reporting period, the Fund's outstanding when-issued/delayed delivery purchase commitments were as follows:

Outstanding when-issued/delayed delivery purchase commitments	$34,151,348
Investment Income
Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when information is available. Non-cash dividends received the form of stock, if any, are recognized on the ex-dividend date and recorded at fair value. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects payment-inkind (“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash.
Professional Fees
Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.
28

Dividends and Distributions to Shareholders
Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the transfer agent.
Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.
Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
Share Classes and Sales Charges
Class A Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R3 Shares are sold without an up-front sales charge but incur a 0.25% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class R6 Shares and Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.
Multiclass Operations and Allocations
Income and expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.
Sub-transfer agent fees and similar fees, which are recognized as a component of “Shareholder servicing agent fees” on the Statement of Operations, are not charged to Class R6 Shares and are prorated among the other classes based on their relative settled shares.
Realized and unrealized capital gains and losses of the Fund are prorated among the classes based on the relative net assets of each class.
Compensation
The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Fund's Board of Trustees (the "Board") has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Indemnifications
Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
Netting Agreements
In the ordinary course of business, the Fund may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis.
The Fund's investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 - Portfolio Securities and Investments in Derivatives.
Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the current fiscal period. Actual results may differ from those estimates.
2.  Investment Valuation and Fair Value Measurements
The fair valuation input levels as described below are for fair value measurement purposes.
29

Notes to Financial Statements (Unaudited) (continued)
Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1  –     Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2  –     Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3  –     Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).
Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the Nasdaq National Market (“Nasdaq”) are valued at the Nasdaq Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or Nasdaq for which there were no transactions on a given day or securities not listed on a securities exchange or Nasdaq are valued at the quoted bid price and are generally classified as Level 2.
Prices of fixed-income securities are provided by an independent pricing service ("pricing service") approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.
Prices of swap contracts are also provided by a pricing service approved by the Board using the same methods as described above and are generally classified as Level 2.
Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price and are generally classified as Level 1.
Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.
Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.
The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of the end of the reporting period:
30

	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
$1,000 Par (or similar) Institutional Preferred	$ —	$1,588,030,092	$ —	$1,588,030,092
Contingent Capital Securities	—	1,017,543,730	—	1,017,543,730
$25 Par (or similar) Retail Preferred	505,445,353	177,436,971**	—	682,882,324
Short-Term Investments:
Repurchase Agreements	—	40,087,264	—	40,087,264
Investments in Derivatives:
Interest Rate Swaps***	—	(147,234)	—	(147,234)
Total	$505,445,353	$2,822,950,823	$ —	$3,328,396,176

*	Refer to the Fund's Portfolio of Investments for industry classifications.
**	Refer to the Fund's Portfolio of Investments for securities classified as Level 2.
***	Represents net unrealized appreciation (depreciation) as reported in the Fund's Portfolio of Investments.
3.  Portfolio Securities and Investments in Derivatives
Portfolio Securities
Foreign Currency Transactions
To the extent that the Fund may invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund's investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.
As of the end of the reporting period, the Fund's investments in non-U.S. securities were as follows:
	Value	% of Net Assets
Country:
United Kingdom	$ 404,992,261	12.1%
France	289,267,034	8.6
Switzerland	229,243,089	6.9
Australia	112,212,837	3.4
Spain	101,191,038	3.0
Bermuda	63,191,287	1.9
Italy	61,088,249	1.8
Netherlands	58,159,941	1.7
Canada	45,478,702	1.4
Other	79,433,775	2.4
Total non-U.S. securities	$1,444,258,213	43.2%
The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received.
The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) foreign currency, (ii) investments (iii) investments in derivatives and (iv) other assets and liabilities are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.
The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments
31

Notes to Financial Statements (Unaudited) (continued)
and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.
Repurchase Agreements
In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.
The following table presents the repurchase agreements for the Fund that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.
Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Fixed Income Clearing Corporation	$40,087,264	$(40,087,264)	$ —
* As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.
Zero Coupon Securities
A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.
Investments in Derivatives
The Fund is authorized to invest in certain derivative instruments. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund's investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Futures Contracts
Upon execution of a futures contract, a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Cash collateral at brokers for investments in futures contracts” on the Statement of Assets and Liabilities. Investments in futures contracts obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days “mark-to-market” of the open contracts. If a Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to appreciation and conversely if a Fund has unrealized depreciation the clearing broker would debit the Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities.
During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to- market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statement of Operations.
Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.
During the current fiscal period, the Fund invested in interest rate futures to reduce the duration of its preferred stock portfolio.
The average notional amount of interest rate swap contracts outstanding during the current fiscal period was as follows:

Average notional amount of futures contracts outstanding*	$ —

*	The average notional amount is calculated based on the absolute aggregate notional amount of contracts outstanding at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period. The Fund did not have any future contacts at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.
32

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.
Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Swaps	Change in net Unrealized Appreciation (Depreciation) of Swaps
Interest rate	Futures contracts	$(1,348,169)	$-
Interest Rate Swap Contracts
Interest rate swap contracts involve a Fund’s agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment. Forward interest rate swap contracts involve a Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which begin at a specified date in the future (the “effective date”).
The amount of the payment obligation for an interest rate swap is based on the notional amount and the termination date of the contract. Interest rate swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive.
Interest rate swap contracts are valued daily. Upon entering into an interest rate swap contract (and beginning on the effective date for a forward interest rate swap contract), the Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on the interest rate swap contracts on a daily basis, and recognizes the daily change in the fair value of the Fund’s contractual rights and obligations under the contracts. For an over-the-counter (“OTC”) swap that is not cleared through a clearing house (“OTC Uncleared”), the amount recorded on these transactions is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on interest rate swaps."
Upon the execution of an OTC swap cleared through a clearing house (“OTC Cleared”), the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash deposited by the Fund to cover initial margin requirements on open swap contracts, if any, is recognized as a component of “Cash collateral at brokers for investments in swaps” on the Statement of Assets and Liabilities. Investments in OTC Cleared swaps obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap contract. If the Fund has unrealized appreciation, the clearing broker will credit the Fund’s account with an amount equal to the appreciation. Conversely, if the Fund has unrealized depreciation, the clearing broker will debit the Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin for OTC Cleared swaps is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities. Upon the execution of an OTC Uncleared swap, neither the Fund nor the counterparty is required to deposit initial margin as the trades are recorded bilaterally between both parties to the swap contract, and the terms of the variation margin are subject to a predetermined threshold negotiated by the Fund and the counterparty. Variation margin for OTC Uncleared swaps is recognized as a component of “Unrealized appreciation or depreciation on interest rate swaps” as described in the preceding paragraph.
The net amount of periodic payments settled in cash are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations, in addition to the net realized gain or loss recorded upon the termination of the swap contract. For tax purposes, payments expected to be received or paid on the swap contracts are treated as ordinary income or expense, respectively. Changes in the value of the swap contracts during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps” on the Statement of Operations. In certain instances, payments are made or received upon entering into the swap contract to compensate for differences between the stated terms of the swap agreements and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Payments received or made at the beginning of the measurement period, if any, are recognized as “Interest rate swaps premiums received and/or paid” on the Statement of Assets and Liabilities.
During the current fiscal period, the Fund invested in interest rate swap contracts to reduce the duration of its preferred stock portfolio.
The average notional amount of interest rate swap contracts outstanding during the current fiscal period was as follows:

Average notional amount of interest rate swap contracts outstanding*	$80,000,000

*	The average notional amount is calculated based on the outstanding notional at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.
33

Notes to Financial Statements (Unaudited) (continued)
The following table presents the fair value of all swap contracts held by the Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.
	Location on the Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
Interest rate	Swaps (OTC Cleared)	Receivable for variation marginon swap contracts**	$(147,234)	—	$ —
**     Value represents unrealized appreciation (depreciation) of swaps as reported in the Fund’s Portfolio of Investments and not the assets and/or liability derivative location as described in the table above.
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.
Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Swaps	Change in net Unrealized Appreciation (Depreciation) of Swaps
Interest rate	Swaps	$(7,130)	$(1,326,317)
Market and Counterparty Credit Risk
In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.
4.  Fund Shares
On December 12, 2018, Class T Shares were liquidated.
Transactions in Fund shares during the current and prior fiscal period were as follows:
34

	Six Months Ended 3/31/19		Year Ended 9/30/18
	Shares	Amount	Shares	Amount
Shares sold:
Class A	4,219,160	$ 68,718,907	10,138,690	$ 176,761,399
Class A – automatic conversion of Class C Shares	4	69	—	—
Class C	962,088	15,679,960	3,239,721	56,341,028
Class R3	15,442	251,475	357,133	6,351,468
Class R6	2,887,405	47,198,844	47,186,510	820,470,746
Class I	35,380,096	575,739,155	76,138,335	1,319,872,676
Class T	—	—	—	—
Shares issued to shareholders due to reinvestment of distributions:
Class A	543,825	8,850,715	1,207,113	20,775,046
Class C	340,115	5,537,117	683,590	11,756,318
Class R3	1,487	24,350	6,179	107,685
Class R6	788,396	12,844,066	864,503	14,554,284
Class I	3,430,492	55,850,069	7,421,679	127,680,797
Class T	—	—	—	—
	48,568,510	790,694,727	147,243,453	2,554,671,447
Shares redeemed:
Class A	(5,781,126)	(93,587,012)	(14,372,871)	(248,544,287)
Class C	(2,437,984)	(39,572,088)	(3,908,665)	(67,199,559)
Class C – automatic conversion to Class A Shares	(4)	(69)	—	—
Class R3	(22,144)	(356,641)	(399,959)	(6,967,066)
Class R6	(22,376,932)	(361,660,347)	(8,185,952)	(139,866,712)
Class I	(54,207,083)	(876,701,036)	(96,738,747)	(1,670,396,037)
Class T	(1,424)	(22,637)	—	—
	(84,826,697)	(1,371,899,830)	(123,606,194)	(2,132,973,661)
Net increase (decrease)	(36,258,187)	$ (581,205,103)	23,637,259	$ 421,697,786
5.  Investment Transactions
Long-term purchases and sales (including maturities, but excluding derivative transactions) during the current fiscal period aggregated $438,228,857 and $969,569,145, respectively.
6.  Income Tax Information
The Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.
For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Fund.
The tables below present the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, as determined on a federal income tax basis, as of March 31, 2019.
35

Notes to Financial Statements (Unaudited) (continued)
For purposes of this disclosure, derivative tax cost is generally the sum of any upfront fees or premiums exchanged and any amounts unrealized for income statement reporting but realized in income and/or capital gains for tax reporting. If a particular derivative category does not disclose any tax unrealized appreciation or depreciation, the change in value of those derivatives have generally been fully realized for tax purposes.

Tax cost of investments	$3,308,993,494
Gross unrealized:
Appreciation	$ 70,751,600
Depreciation	(51,201,684)
Net unrealized appreciation (depreciation) of investments	$ 19,549,916

Tax cost of swaps	$ —
Net unrealized appreciation (depreciation) of swaps	(147,234)
Permanent differences, primarily due to treatment of notional principal contracts, investments in partnerships, bond premium amortization adjustments and complex securities character adjustments, resulted in reclassifications among the Fund’s components of net assets as of September 30, 2018, the Fund’s last tax year end.
The tax components of undistributed net ordinary income and net long-term capital gains as of September 30, 2018, the Fund's last tax year end, were as follows:

Undistributed net ordinary income[1,2]	$3,283,356
Undistributed net long-term capital gains	—

[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
[2]	Undistributed net ordinary income (on a tax basis) has not been reduced for the dividends declared during the period September 1, 2018 through September 30, 2018, and paid on October 1, 2018.
The tax character of distributions paid during the Fund’s last tax year ended September 30, 2018, was designated for purposes of the dividends paid deduction as follows:

Distributions from net ordinary income[1]	$215,891,739
Distributions from net long-term capital gains	—

[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
As of September 30, 2018, the Fund's last tax year end, the Fund had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

Not subject to expiration:
Short-term	$22,709,257
Long-term	3,866,833
Total	$26,576,090
7.  Management Fees and Other Transactions with Affiliates
Management Fees
The Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Fund from the management fees paid to the Adviser.
The Fund’s management fee consists of two components  –  a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables the Fund’s shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
The annual fund-level fee, payable monthly, is calculated according to the following schedule:
36

Average Daily Net Assets	Fund-Level Fee Rate
For the first $125 million	0.5500%
For the next $125 million	0.5375
For the next $250 million	0.5250
For the next $500 million	0.5125
For the next $1 billion	0.5000
For the next $3 billion	0.4750
For the next $5 billion	0.4500
For net assets over $10 billion	0.4375
The annual complex-level fee, payable monthly, is calculated according to the following schedule:
Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*     The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen open-end and closed-end funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of March 31, 2019, the complex-level fee for the Fund was 0.1588%.
The Adviser has agreed to waive fees and/or reimburse expenses, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.25% of the average daily net assets of any class of Fund shares. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual fund operating expense for the Class R6 Shares will be less than the expense limitation. The expense limitation may be terminated or modified only with the approval of shareholders of the Fund.
Other Transactions with Affiliates
During the current fiscal period, Nuveen Securities, LLC, (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

Sales charges collected	$412,344
Paid to financial intermediaries	372,668
The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
37

Notes to Financial Statements (Unaudited) (continued)
During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

Commission advances	$205,116
To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:

12b-1 fees retained	$171,180
The remaining 12b-1 fees charged to the Fund were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:

CDSC retained	$48,885
8.  Borrowings Arrangements
Committed Line of Credit
The Fund, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, approximately $2.65 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. Each Participating Fund is allocated a designated proportion of the facility’s capacity (and its associated costs, as described below) based upon a multi-factor assessment of the likelihood and frequency of its need to draw on the facility, the size of the Fund and its anticipated draws, and the potential importance of such draws to the operations and well-being of the Fund, relative to those of the other Funds. A Fund may effect draws on the facility in excess of its designated capacity if and to the extent that other Participating Funds have undrawn capacity. The credit facility expires in July 2019 unless extended or renewed.
The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.00% per annum or (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.
During the current fiscal period, the Fund utilized this facility. The Fund’s maximum outstanding balance during the utilization period was a follows:

Maximum outstanding balance	$87,300,000
During the Fund’s utilization period during the current fiscal period, the average daily balance outstanding and average annual interest rate on the Borrowings were as follows:

Average daily balance outstanding	$35,696,434
Average annual interest rate	3.45%
9.  New Accounting Pronouncements
FASB Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities
The FASB has issued ASU 2017-08, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implications of ASU 2017-08, if any.
38

Fair Value Measurement: Disclosure Framework
During August 2018, the FASB issued ASU 2018-13 (“ASU 2018-13”), Fair Value Measurement: Disclosure Framework  –  Changes to the Disclosure Requirements for Fair Value Measurements. ASU 2018-13 modifies the disclosures required by Topic 820, Fair Value Measurements. The amendments in ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. During the current reporting period, management early implemented this guidance. This implementation did not have a material impact on the Fund’s financial statements.
39

Additional Fund Information
Fund Manager
Nuveen Fund Advisors, LLC
333 West Wacker Drive
Chicago, IL 60606
Sub-Adviser
Nuveen Asset Management, LLC
333 West Wacker Drive
Chicago, IL 60606
Independent Registered
Public Accounting Firm
KPMG LLP
200 East Randolph Street
Chicago, IL 60601
Custodian
State Street Bank & Trust Company
One Lincoln Street
Boston, MA 02111
Legal Counsel
Chapman and Cutler LLP
Chicago, IL 60603
Transfer Agent and
Shareholder Services
DST Asset Manager
Solutions, Inc. (DST)
P.O. Box 219140
Kansas City, MO 64121-9140
(800) 257-8787

Portfolio of Investments Information: The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC's website at http://www.sec.gov.
Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how The fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.
FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.
40

Glossary of Terms Used in this Report
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.
Contingent Capital Securities (CoCos): CoCos are debt or capital securities of primarily non-U.S. issuers with loss absorption contingency mechanisms built into the terms of the security, for example a mandatory conversion into common stock of the issuer, or a principal write-down, which if triggered would likely cause the CoCo investment to lose value. Loss absorption mechanisms would become effective upon the occurrence of a specified contingency event, or at the discretion of a regulatory body. Specified contingency events, as identified in the CoCo’s governing documents, usually reference a decline in the issuer’s capital below a specified threshold level, and/or certain regulatory events. A loss absorption contingency event for CoCos would likely be the result of, or related to, the deterioration of the issuer’s financial condition and/or its status as a going concern. In such a case, with respect to CoCos that provide for conversion into common stock upon the occurrence of the contingency event, the market price of the issuer’s common stock received by the Acquiring Fund will have likely declined, perhaps substantially, and may continue to decline after conversion. CoCos rated below investment grade should be considered high yield securities, or “junk,” but often are issued by entities whose more senior securities are rated investment grade. CoCos are a relatively new type of security; and there is a risk that CoCo security issuers may suffer the sort of future financial distress that could materially increase the likelihood (or the market’s perception of the likelihood) that an automatic write-down or conversion event on those issuers’ CoCos will occur. Additionally, the trading behavior of a given issuer’s CoCo may be strongly impacted by the trading behavior of other issuers’ CoCos, such that negative information from an unrelated CoCo security may cause a decline in value of one or more CoCos held by the Fund. Accordingly, the trading behavior of CoCos may not follow the trading behavior of other types of debt and preferred securities. Despite these concerns, the prospective reward vs. risk characteristics of at least certain CoCos may be very attractive relative to other fixed-income alternatives.
Custom Benchmark Index: An index that is comprised of a 60% weighting in the ICE BofAML U.S. All Capital Securities Index and a 40% weighting in the ICE BofAML Contingent Capital USD Hedged Index. Index returns do not include the effects of any sales charges or management fees.
Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or fund’s duration, the more the price of the bond or fund will change as interest rates change.
Forward Interest Rate Swap: A contractual agreement between two counterparties under which one party agrees to make periodic payments to the other for an agreed period of time based on a fixed rate, while the other party agrees to make periodic payments based on a floating rate of interest based on an underlying index. Alternatively, both series of cash flows to be exchanged could be calculated using floating rates of interest but floating rates that are based upon different underlying indexes.
Hybrid Security: A hybrid security combines two or more different financial instruments. A hybrid security generally combines both debt and equity characteristics.
41

Glossary of Terms Used in this Report (continued)
ICE BofAML Contingent Capital USD Hedged Index: An index that tracks the performance of all contingent capital debt publicly issued in the major domestic and Eurobond markets, including investment grade and sub-investment grade issues. Index returns do not include the effects of any sales charges or management fees.
ICE BofAML U.S. All Capital Securities Index: An index that is comprised of a subset of the ICE BofAML U.S. Corporate Index including all fixed-to-floating rate, perpetual callable and capital securities. The ICE BofAML U.S. Corporate Index is an unmanaged index comprised of U.S. dollar denominated investment grade corporate debt securities publicly issued in the U.S. domestic market with at least one year remaining term to final maturity. Index returns do not include the effects of any sales charges or management fees.
Lipper Flexible Income Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Flexible Income Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.
Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.
Option-adjusted spread (OAS): The option-adjusted spread (OAS) for a fixed-income security is the amount of yield that would need to be added to each of the discount rates used to value each of the security’s cash flows (typically based on the yields of U.S. Treasury securities) so that the sum of the discounted value of all of the security’s cash flows matches its market price, using a dynamic pricing model that takes into account any embedded options, such as call features, applicable to the security.
Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the Fund’s dividends paid deduction.
42

Notes
43

Nuveen:
Serving Investors for Generations
Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.
Focused on meeting investor needs.
Nuveen is the investment manager of TIAA. We have grown into one of world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.
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To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at: www.nuveen.com/mutual-funds
Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com    MSA-INV5-0319P838675-INV-B-05/20

Mutual Funds
31 March 2019
Nuveen Taxable Fixed
Income Funds
Fund Name	Class A	Class C	Class R6	Class I
Nuveen NWQ Flexible Income Fund	NWQAX	NWQCX	NQWFX	NWQIX
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund's website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares or, if you are a direct investor, by enrolling at www.nuveen.com/e-reports.
You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary or, if you are a direct investor, by calling 800-257-8787 and selecting option #1. Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary or, if you are a direct investor, to all your directly held Nuveen Funds and any other directly held funds within the same group of related investment companies.
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Table
of Contents

3

Chairman’s Letter to Shareholders
Dear Shareholders,
Financial markets rallied in the early months of 2019, in sharp contrast to the downturn at the end of 2018, leaving investors to wonder whether such bullishness is warranted or sustainable. By the close of 2018, economic softness in China, Europe and Japan had proven more persistent than expected. The temporary boost to the U.S. economy from tax law changes appeared to be fading. Corporate earnings and profits were slowing, and some corporate managements, especially at high-profile technology companies, were downgrading their outlooks. Politics remained unpredictable, most notably with Brexit and U.S.-China trade talks ongoing. The European Central Bank (ECB) ended its crisis-era monetary stimulus program with pledges to keep interest rates low for an extended period, while at the same time, the U.S. Federal Reserve (Fed) had planned to continue raising interest rates into 2019.
As the new year began, economic data have remained a mixed bag, and first quarter 2019 corporate earnings reports have included both high-profile disappointments and positive surprises, although expectations were lower heading into the quarter. Market sentiment shifted significantly after both the Fed and ECB turned remarkably more dovish in their interest rate projections and lowered their growth forecasts. In fact, neither central bank currently expects to raise their respective interest rates during 2019. While the U.S. and China initially appeared to be making progress on trade talks, negotiations have stalled more recently. While these events did reduce some of the markets’ uncertainty, downside risks still exist.
Nevertheless, we believe the likelihood of a near-term recession remains low. Global growth is indeed slowing, but it’s still positive. The U.S. economy remains strong, even in the face of late cycle pressures. Low unemployment and firming wages should continue to support consumer spending, and the November mid-term elections resulted in change, but no major surprises. In China, the government remains committed to using fiscal stimulus to offset softening exports. Europe also remains vulnerable to trade policy as well as Brexit uncertainty, but underlying strengths in European economies, including low unemployment that drives domestic demand, remain supportive of a mild expansion. In a slower growth environment, there are opportunities for investors who seek them more selectively.
We expect volatility and challenging conditions to persist in 2019 but also think there is potential for upside. You can prepare your investment portfolio by working with your financial advisor to review your goals, timeline and risk tolerance. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,
Terence J. Toth
Chairman of the Board
May 24, 2019

4

Portfolio Managers’
Comments
Nuveen NWQ Flexible Income Fund
The Nuveen NWQ Flexible Income Fund features portfolio management by NWQ Investment Management Company, LLC (NWQ), an affiliate of Nuveen, LLC. Thomas J. Ray, CFA, and Susi Budiman, CFA, are the portfolio managers.
Here they discuss key strategies and the performance of the Fund for the six-month reporting period ended March 31, 2019.
How did the Fund perform during the six-month reporting period ended March 31, 2019?
The table in the Fund Performance and Expense Ratios section of this report provides total return performance information for the six-month, one-year, five-year and since inception periods ended March 31, 2019. Comparative performance information is provided for the Fund’s Class A Shares at net asset value (NAV).
During the six-month reporting period, the Fund underperformed the Bloomberg Barclays U.S. Aggregate Bond Index, the ICE BofAML U.S. 50% Corporate and 50% High Yield Index, but performed in-line with the Lipper classification average. A more detailed discussion of the Fund’s relative performance is provided later in this report.
What was the primary investment strategy for the Fund and how did this strategy affect the Fund’s performance for the six-month reporting period ended March 31, 2019?
The Fund seeks to provide current income and positive risk-adjusted capital appreciation by investing in corporate securities across the capital structure based on the team’s assessment of relative value and risk. The Fund invests at least 65% of its net assets in preferred and debt securities, including up to 10% in securities issued by master limited partnerships (MLPs). Debt securities in which the Fund invests include corporate debt securities, mortgage-backed securities, taxable municipal securities and U.S. Government and agency debt securities. The Fund may invest without limit in below investment grade securities, commonly referred to as high yield or junk bonds. The Fund will invest at least 25% of its assets in securities of companies principally engaged in financial services.
The Fund seeks to achieve its investment objectives by investing in undervalued securities with attractive investment characteristics. The Fund’s portfolio is actively managed by NWQ and has the flexibility to invest across the capital structure in any type of debt, preferred or equity securities offered by a particular company. The portfolio management team then evaluates all available investment choices within a selected company’s capital structure to determine the portfolio investment that may offer the most favorable risk-adjusted return potential. The Fund’s portfolio is constructed with an emphasis on maintaining a sustainable level of income and an overall analysis for downside protection characteristics.
At the end of the reporting period, the Fund had approximately 34.5% in non-investment grade bonds, 21.8% in preferred stock, 20.6% in investment grade bonds, 11.3% in equities and 8.1% in convertibles. All asset classes we invest in positively contributed to performance. All industries, especially real estate, contributed positively to performance, with the exception of the insurance industry.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody's) or Fitch, Inc (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
5

Portfolio Managers’ Comments (continued)
The top contributor to performance for the reporting period was FirstEnergy Corp. common stock. The company updated their long-term earnings growth targets at an industry conference in November 2018, which now targets above average 6-8% earnings per share (EPS) growth and will return to dividend growth sooner than expected. The stock had a significant re-rating in 2018 as the company continues its restructuring and executed on their capital plan. In addition, HP Enterprise (HPE) 6.35% 10/15/45 senior note contributed to portfolio performance. HPE bonds sold-off in the fourth quarter of 2018 along with other BBB rated corporate bonds as investors were worried about the overall leverage carried by BBB issuers. Spreads in the HPE bonds have since tightened after the company continued to deliver strong results and investors’ fear over BBB rated credit abated. The decline in interest rates during the first quarter of 2019 also helped given the bond’s duration. Lastly, Viacom Inc. 6.875% 4/30/36 senior note was a contributor to performance. The company continues to improve its credit profile through bond tender offers, a successful turnaround of its Paramount studio, and healthy free cash flow generation. The potential recombination of CBS and Viacom could see further spread compression on the Viacom bonds. We still hold these positions.
A leading detractor from performance included the Merrill Lynch International & Co. C.V. 8% 12/27/18 structured note, which is linked to the underlying stock, EQT Corporation, which declined as concerns of an economic slowdown punished cyclicals, including energy. This was also compounded by a weak cash flow forecast that came in below expectations and an increased capital budget due to operational inefficiencies. The note matured during the reporting period. Goldman Sachs Finance Corp 10% 11/21/18 structured note was another detractor from portfolio performance. The underlying stock, Coherent Inc., preannounced a shortfall for fourth quarter 2018 that was attributable to a weak Chinese environment and poor execution at its German unit. Guidance for first quarter 2019 and Fiscal Year 2019 were also underwhelming, citing continued tariff-related China weakness where order push-outs and even cancelations were noted due to a pause in customers’ expansion plans given the macro uncertainty. The note matured during the reporting period. Lastly, the high yield bonds of Dean Foods Company detracted from performance. The company reported weak results attributed to declines in fluid milk volumes and customer losses, a theme that Dean Foods faced for all of calendar 2018 due to the changing landscape of the milk market. Management also announced a strategic review of the company which is expected to take time amid more headwinds in the near term. The position was eliminated during the reporting period.
Also during the reporting period, the Fund wrote covered call options individual stocks to enhance returns while foregoing some upside potential. Overall, these covered call options had a negligible impact on performance during the period.
6

Risk Considerations and Dividend Information
Risk Considerations
Mutual fund investing involves risk; principal loss is possible. Debt and fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk and income risk. As interest rates rise, bond prices fall. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. Preferred securities are subordinate to bonds and other debt instruments in a company’s capital structure and therefore are subject to greater credit risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. Asset-backed and mortgage-backed securities are subject to additional risks such as prepayment risk, liquidity risk and adverse economic developments. Concentration in the financial services sector may involve greater exposure to adverse economic or regulatory occurrences. Equity investments such as those held by the Fund, are subject to market risk, common stock risk, covered call risk, short sale risk and derivatives risk.
Dividend Information
The Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit the Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. Distributions to shareholders are determined on a tax basis, which may differ from amounts recorded in the accounting records. In instances where the monthly dividend exceeds the earned net investment income, the Fund would report a negative undistributed net ordinary income. Refer to Note 6  –  Income Tax Information for additional information regarding the amounts of undistributed net ordinary income and undistributed net long-term capital gains and the character of the actual distributions paid by the Fund during the period.
All monthly dividends paid by the Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions is sourced or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders will be notified of those sources. For financial reporting purposes, the per share amounts of the Fund’s distributions for the reporting period are presented in this report’s Financial Highlights. For income tax purposes, distribution information for the Fund as of its most recent tax year end is presented in Note 6  –  Income Tax Information within the Notes to Financial Statements of this report.
7

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8

Fund Performance and Expense Ratios
The Fund Performance and Expense Ratios for the Fund are shown within this section of the report.
Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Total returns for a period of less than one year are not annualized. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit nuveen.com or call (800) 257-8787.
Returns do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of Fund shares.
Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.
Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.
Comparative index and Lipper return information is provided for Class A Shares at NAV only.
The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursement, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.
9

Fund Performance and Expense Ratios (continued)
Nuveen NWQ Flexible Income Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance
Average Annual Total Returns as of March 31, 2019
	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class A Shares at NAV	1.56%	3.63%	4.89%	7.78%
Class A Shares at maximum Offering Price	(3.26)%	(1.29)%	3.87%	7.21%
Bloomberg Barclays U.S. Aggregate Bond Index	4.63%	4.48%	2.74%	3.30%
ICE BofAML U.S. 50% Corporate and 50% High Yield Index	3.68%	5.47%	4.25%	6.32%
Lipper Flexible Income Funds Classification Average	1.57%	2.58%	3.82%	6.57%
Class C Shares	1.18%	2.84%	4.11%	6.97%
Class I Shares	1.65%	3.84%	5.15%	8.05%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class R6 Shares	1.70%	3.90%	5.96%
Since inception returns for Class A, Class C and Class I Shares, and for the comparative indexes and Lipper classification average, are from 12/09/09. Since inception returns for Class R6 Shares are from 6/30/16. Indexes and Lipper averages are not available for direct investment.
Class A Shares have a maximum 4.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R6 Shares have no sales charge and are available only to certain limited categories as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Expense Ratios as of Most Recent Prospectus
	Share Class
	Class A	Class C	Class R6	Class I
Gross Expense Ratios	1.08%	1.83%	0.75%	0.83%
Net Expense Ratios	0.96%	1.71%	0.64%	0.71%
The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through July 31, 2020, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.75% (1.25% after July 31, 2020) of the average daily net assets of any class of Fund shares. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expenses for Class R6 Shares will be less than the expense limitation. The expense limitation expiring July 31, 2020, may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.
10

Yields    as of March 31, 2019
Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.
The SEC 30-Day Yield is a standardized measure of a fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Subsidized yields reflect fee waivers and/or expense reimbursements from the investment adviser during the period. If any such waivers and/or reimbursements had not been in place, yields would have been reduced. Unsubsidized yields do not reflect waivers and/or reimbursements from the investment adviser during the period. If the fund did not receive a fee waiver/expense reimbursement during the period under its most recent agreement, subsidized and unsubsidized yields will be equal. Refer to the Notes to Financial Statements, Note 7  –  Management Fees and Other Transactions with Affiliates for further details on the investment adviser’s most recent agreement with the Fund to waive fees and/or reimburse expenses, where applicable. Dividend Yield may differ from the SEC 30-Day Yield because the fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.
Nuveen NWQ Flexible Income Fund
	Share Class
	Class A1	Class C	Class R6	Class I
Dividend Yield	4.84%	4.38%	5.33%	5.33%
SEC 30-Day Yield - Subsidized	4.41%	3.88%	5.01%	4.88%
SEC 30-Day Yield - Unsubsidized	4.27%	3.73%	4.83%	4.73%
1         The SEC Yield for Class A shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.
11

Holding Summaries    as of March 31, 2019
This data relates to the securities held in the Fund's portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.
Nuveen NWQ Flexible Income Fund
Fund Allocation (% of net assets)
Corporate Bonds	55.1%
$1,000 Par (or similar) Institutional Preferred	13.8%
Common Stocks	11.2%
$25 Par (or similar) Retail Preferred	7.9%
Convertible Preferred Securities	4.8%
Convertible Bonds	2.3%
Structured Notes	1.0%
Repurchase Agreements	3.6%
Other Assets Less Liabilities	0.3%
Net Assets	100%

Top Five Issuers (% of net assets)
Citigroup Inc.	2.5%
Viacom Inc.	2.5%
Ally Financial Inc.	2.2%
Olin Corp	2.1%
Hewlett Packard Enterprise Co	2.0%
Portfolio Composition (% of net assets)
Banks	11.7%
Media	5.7%
Oil, Gas & Consumable Fuels	5.6%
Electric Utilities	5.5%
Chemicals	4.9%
Semiconductors & Semiconductor Equipment	4.1%
Technology Hardware, Storage & Peripherals	3.7%
Capital Markets	3.7%
Machinery	3.7%
Equity Real Estate Investment Trust	3.6%
Consumer Finance	3.6%
Metals & Mining	3.3%
Food Products	3.2%
Independent Power & Renewable Electricity Producers	2.6%
Automobiles	2.4%
Auto Components	2.3%
Insurance	2.0%
Pharmaceuticals	2.0%
Health Care Providers & Services	2.0%
Other	19.5%
Structured Notes	1.0%
Repurchase Agreements	3.6%
Other Assets Less Liabilities	0.3%
Net Assets	100%
Portfolio Credit Quality (% of total fixed income investments)
AA	0.5%
A	2.9%
BBB	35.8%
BB or Lower	54.4%
N/R (not rated)	6.4%
Total	100%
12

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended March 31, 2019.
The beginning of the period is October 1, 2018.
The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.
The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the following table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.
Nuveen NWQ Flexible Income Fund
	Share Class
	Class A	Class C	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,015.60	$1,011.80	$1,017.00	$1,016.50
Expenses Incurred During the Period	$ 4.82	$ 8.58	$ 3.17	$ 3.57
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.14	$1,016.40	$1,021.79	$1,021.39
Expenses Incurred During the Period	$ 4.84	$ 8.60	$ 3.18	$ 3.58
For each class of the Fund, expenses are equal to the Fund's annualized net expense ratio of 0.96%, 1.71%, 0.63%, and 0.71% for Classes A, C, R6, and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
13

Nuveen NWQ Flexible Income Fund
Portfolio of Investments    March 31, 2019
(Unaudited)
Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	LONG-TERM INVESTMENTS – 96.1%
	CORPORATE BONDS – 55.1%
	Air Freight & Logistics – 1.0%
$ 11,262	XPO Logistics Inc, 144A	6.500%	6/15/22	BB-	$ 11,509,764
	Auto Components – 2.3%
8,595	American Axle & Manufacturing Inc	6.250%	4/01/25	B	8,380,125
5,825	American Axle & Manufacturing Inc	6.500%	4/01/27	B	5,650,250
13,404	Cooper-Standard Automotive Inc, 144A	5.625%	11/15/26	B+	11,768,712
27,824	Total Auto Components				25,799,087
	Automobiles – 1.8%
3,950	Ford Motor Co	7.450%	7/16/31	BBB	4,214,293
2,442	Ford Motor Credit Co LLC	8.125%	1/15/20	BBB	2,530,956
12,305	General Motors Co	6.600%	4/01/36	BBB	12,888,667
18,697	Total Automobiles				19,633,916
	Banks – 1.8%
11,050	Ally Financial Inc	8.000%	3/15/20	BB+	11,547,250
7,225	CIT Group Inc	6.125%	3/09/28	Ba1	8,037,812
18,275	Total Banks				19,585,062
	Beverages – 0.6%
6,585	Anheuser-Busch InBev Finance Inc	4.900%	2/01/46	A-	6,692,895
	Capital Markets – 1.5%
11,000	Donnelley Financial Solutions Inc	8.250%	10/15/24	B	11,082,500
5,090	Raymond James Financial Inc	4.950%	7/15/46	BBB+	5,393,129
16,090	Total Capital Markets				16,475,629
	Chemicals – 4.7%
17,335	Blue Cube Spinco LLC	9.750%	10/15/23	BB+	19,285,187
4,965	CVR Partners LP / CVR Nitrogen Finance Corp, 144A	9.250%	6/15/23	B+	5,200,838
4,425	Olin Corp	5.000%	2/01/30	BB+	4,336,500
19,314	Trinseo Materials Operating SCA / Trinseo Materials Finance Inc, 144A	5.375%	9/01/25	BB-	18,300,015
4,994	Univar USA Inc, 144A	6.750%	7/15/23	BB	5,103,868
51,033	Total Chemicals				52,226,408
	Commercial Services & Supplies – 0.4%
4,257	RR Donnelley & Sons Co	6.500%	11/15/23	B-	4,352,783
	Communications Equipment – 1.4%
5,000	Cisco Systems Inc	3.000%	6/15/22	AA-	5,074,023
14

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Communications Equipment (continued)
$ 8,050	ViaSat Inc., 144A	5.625%	9/15/25	B	$7,707,875
3,200	ViaSat Inc., 144A	5.625%	4/15/27	BB+	3,256,352
16,250	Total Communications Equipment				16,038,250
	Consumer Finance – 1.7%
1,670	Ally Financial Inc	7.500%	9/15/20	BB+	1,770,200
16,175	Navient Corp	8.000%	3/25/20	BB	16,822,000
17,845	Total Consumer Finance				18,592,200
	Containers & Packaging – 1.3%
13,199	Sealed Air Corp, 144A	6.875%	7/15/33	BB+	14,254,920
	Diversified Telecommunication Services – 1.0%
11,950	CenturyLink Inc, (WI/DD)	7.650%	3/15/42	BB	10,486,125
871	Qwest Corp	6.875%	9/15/33	Baa2	867,329
12,821	Total Diversified Telecommunication Services				11,353,454
	Electronic Equipment, Instruments & Components – 1.6%
8,665	Itron Inc, 144A	5.000%	1/15/26	BB-	8,524,194
8,825	Tech Data Corp	4.950%	2/15/27	BBB-	8,934,220
17,490	Total Electronic Equipment, Instruments & Components				17,458,414
	Entertainment – 0.4%
4,650	Liberty Interactive LLC	8.500%	7/15/29	BB	4,789,500
	Equity Real Estate Investment Trust – 0.9%
10,400	Office Properties Income Trust	4.500%	2/01/25	BBB-	9,947,376
	Food & Staples Retailing – 0.7%
8,248	Albertsons Cos LLC / Safeway Inc / New Albertsons LP / Albertson's LLC	6.125%	8/01/25	B+	8,330,480
	Health Care Providers & Services – 2.0%
8,100	Encompass Health Corp	5.750%	11/01/24	B+	8,201,250
5,175	HCA Inc	6.500%	2/15/20	BBB-	5,326,133
8,120	MEDNAX Inc, 144A	6.250%	1/15/27	BBB-	8,211,350
21,395	Total Health Care Providers & Services				21,738,733
	Hotels, Restaurants & Leisure – 1.1%
10,800	McDonald's Corp	4.875%	12/09/45	BBB+	11,703,371
	Independent Power & Renewable Electricity Producers – 1.6%
17,040	Vistra Energy Corp	7.625%	11/01/24	BB	18,020,141
	Interactive Media & Services – 0.2%
3,025	Rackspace Hosting Inc, 144A	8.625%	11/15/24	B+	2,694,912
	Machinery – 3.7%
9,506	ATS Automation Tooling Systems Inc, 144A	6.500%	6/15/23	B+	9,826,827
15

Nuveen NWQ Flexible Income Fund (continued)
Portfolio of Investments    March 31, 2019
(Unaudited)
Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Machinery (continued)
$ 2,000	Dana Financing Luxembourg Sarl, 144A	5.750%	4/15/25	BB+	$2,000,000
11,475	Dana Financing Luxembourg Sarl, 144A	6.500%	6/01/26	BB+	11,704,500
7,675	Stevens Holding Co Inc, 144A	6.125%	10/01/26	B+	7,905,250
9,870	Terex Corp, 144A	5.625%	2/01/25	BB	9,820,650
40,526	Total Machinery				41,257,227
	Media – 4.6%
5,761	Altice Financing SA, 144A	7.500%	5/15/26	B+	5,703,390
3,050	DISH DBS Corp	6.750%	6/01/21	BB-	3,144,550
9,435	DISH DBS Corp	7.750%	7/01/26	BB-	8,208,450
6,567	Nexstar Broadcasting, Inc., 144A	5.625%	8/01/24	B+	6,665,505
23,319	Viacom Inc	6.875%	4/30/36	BBB	27,396,213
48,132	Total Media				51,118,108
	Metals & Mining – 3.3%
500	AK Steel Corp	7.500%	7/15/23	BB-	512,650
10,775	AK Steel Corporation	7.000%	3/15/27	B-	9,027,295
5,000	ArcelorMittal	7.000%	10/15/39	BBB-	5,700,458
4,896	First Quantum Minerals Ltd, 144A	7.000%	2/15/21	B	4,978,620
4,800	Southern Copper Corp	5.875%	4/23/45	BBB+	5,403,852
7,350	United States Steel Corp	6.875%	8/15/25	B	7,184,625
4,175	United States Steel Corp	6.250%	3/15/26	B	3,904,001
37,496	Total Metals & Mining				36,711,501
	Multiline Retail – 1.5%
18,425	Nordstrom Inc	5.000%	1/15/44	BBB+	16,682,936
	Oil, Gas & Consumable Fuels – 3.8%
13,299	Enviva Partners LP / Enviva Partners Finance Corp, (WI/DD)	8.500%	11/01/21	BB-	13,864,207
10,934	EQM Midstream Partners LP	5.500%	7/15/28	BBB-	11,054,495
8,300	EQM Midstream Partners LP	6.500%	7/15/48	BBB-	8,392,298
8,525	Phillips 66	4.650%	11/15/34	A3	9,166,459
41,058	Total Oil, Gas & Consumable Fuels				42,477,459
	Real Estate Management & Development – 0.9%
5,210	Greystar Real Estate Partners LLC, 144A	5.750%	12/01/25	BB-	5,223,025
5,215	Kennedy-Wilson Inc.	5.875%	4/01/24	BB	5,182,406
10,425	Total Real Estate Management & Development				10,405,431
	Road & Rail – 0.8%
10,108	XPO CNW Inc	6.700%	5/01/34	B+	8,743,420
	Semiconductors & Semiconductor Equipment – 2.8%
8,450	Amkor Technology Inc, 144A	6.625%	9/15/27	BB	8,576,750
5,550	Broadcom Corp / Broadcom Cayman Finance Ltd	3.875%	1/15/27	BBB-	5,305,721
16

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Semiconductors & Semiconductor Equipment (continued)
$ 3,115	Broadcom Inc, 144A, (WI/DD)	4.750%	4/15/29	BBB-	$3,100,204
5,375	Lam Research Corp	4.875%	3/15/49	A3	5,678,290
2,175	Qorvo, Inc., 144A	6.125%	9/15/24	BB-	2,245,905
6,050	Versum Materials Inc, 144A	5.750%	8/15/25	BBB-	6,360,062
30,715	Total Semiconductors & Semiconductor Equipment				31,266,932
	Software – 0.4%
4,797	Symantec Corp	4.200%	9/15/20	Baa3	4,869,526
	Specialty Retail – 1.1%
800	L Brands Inc	6.950%	3/01/33	Ba2	652,000
13,806	L Brands Inc	6.875%	11/01/35	Ba1	11,924,932
14,606	Total Specialty Retail				12,576,932
	Technology Hardware, Storage & Peripherals – 3.7%
7,973	GCI LLC	6.875%	4/15/25	B+	8,321,819
21,100	Hewlett Packard Enterprise Co	6.350%	10/15/45	BBB+	22,134,724
11,745	Seagate HDD Cayman	4.875%	6/01/27	Baa3	11,205,506
40,818	Total Technology Hardware, Storage & Peripherals				41,662,049
	Tobacco – 0.5%
5,340	Altria Group Inc	5.800%	2/14/39	A3	5,655,418
$ 609,632	Total Corporate Bonds (cost $620,658,808)				614,624,234

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 13.8%
	Automobiles – 0.6%
$ 4,420	General Motors Financial Co Inc	5.750%	N/A (3)	BB+	$3,873,025
3,650	General Motors Financial Co Inc	6.500%	N/A (3)	BB+	3,359,095
8,070	Total Automobiles				7,232,120
	Banks – 7.7%
3,965	Bank of America Corp	6.300%	N/A (3)	BBB-	4,306,981
11,626	Bank of America Corp	6.500%	N/A (3)	BBB-	12,614,675
5,325	CIT Group Inc	5.800%	N/A (3)	Ba3	5,271,750
1,325	Citigroup Inc	5.800%	N/A (3)	BB+	1,334,938
20,730	Citigroup Inc	6.250%	N/A (3)	BB+	21,818,325
3,475	Huntington Bancshares Inc/OH	5.700%	N/A (3)	Baa3	3,388,125
10,100	JPMorgan Chase & Co	6.750%	N/A (3)	Baa2	11,072,933
4,000	Lloyds Bank PLC, 144A	12.000%	N/A (3)	Baa3	4,799,776
9,448	PNC Financial Services Group Inc/The, (WI/DD)	6.750%	N/A (3)	Baa2	10,038,500
5,925	Wells Fargo & Co	5.875%	N/A (3)	Baa2	6,330,863
17

Nuveen NWQ Flexible Income Fund (continued)
Portfolio of Investments    March 31, 2019
(Unaudited)
Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Banks (continued)
$ 4,883	Zions Bancorp NA	7.200%	N/A (3)	BB+	$ 5,169,876
80,802	Total Banks				86,146,742
	Capital Markets – 0.5%
5,150	Goldman Sachs Group Inc/The	5.300%	N/A (3)	Ba1	5,183,475
	Consumer Finance – 0.6%
6,460	Capital One Financial Corp	5.550%	N/A (3)	Baa3	6,556,900
	Electric Utilities – 1.5%
15,645	Emera Inc.	6.750%	6/15/76	BBB-	16,701,037
	Food Products – 1.7%
3,400	Land O' Lakes Inc, 144A	7.250%	N/A (3)	BB	3,332,000
8,967	Land O' Lakes Inc, 144A	8.000%	N/A (3)	BB	9,236,010
6,275	Land O' Lakes Inc, 144A	7.000%	N/A (3)	BB	6,039,687
18,642	Total Food Products				18,607,697
	Insurance – 0.7%
7,055	Liberty Mutual Group Inc, 144A	7.800%	3/15/37	Baa3	8,077,975
	Oil, Gas & Consumable Fuels – 0.5%
5,550	Transcanada Trust	5.875%	8/15/76	Baa2	5,630,753
$ 147,374	Total $1,000 Par (or similar) Institutional Preferred (cost $156,600,131)				154,136,699

Shares	Description (1)	Value
	COMMON STOCKS – 11.2%
	Airlines – 0.2%
55,300	Delta Air Lines Inc	$ 2,856,245
	Biotechnology – 0.5%
80,100	Gilead Sciences Inc	5,207,301
	Capital Markets – 0.5%
325,184	Ares Capital Corp	5,573,654
	Chemicals – 0.2%
38,400	DowDuPont Inc	2,047,104
	Consumer Finance – 0.2%
84,300	Synchrony Financial	2,689,170
	Electric Utilities – 2.2%
57,900	Entergy Corp	5,536,977
93,964	Evergy Inc.	5,454,610
18

Shares	Description (1)	Value
	Electric Utilities (continued)
334,500	FirstEnergy Corp	$ 13,918,545
	Total Electric Utilities	24,910,132
	Equity Real Estate Investment Trust – 1.5%
113,756	Apartment Investment & Management Company, Class A	5,720,789
336,400	MGM Growth Properties LLC, Class A	10,848,900
	Total Equity Real Estate Investment Trust	16,569,689
	Industrial Conglomerates – 0.4%
86,600	Siemens AG, Sponsored ADR, (4)	4,654,750
	Insurance – 0.2%
58,050	CNA Financial Corp	2,516,467
	Oil, Gas & Consumable Fuels – 1.3%
288,600	Enterprise Products Partners LP, (5)	8,398,260
270,900	Equitrans Midstream Corp	5,900,202
	Total Oil, Gas & Consumable Fuels	14,298,462
	Pharmaceuticals – 2.0%
274,100	AstraZeneca PLC, Sponsored ADR	11,081,863
264,700	GlaxoSmithKline PLC, Sponsored ADR	11,061,813
	Total Pharmaceuticals	22,143,676
	Semiconductors & Semiconductor Equipment – 1.3%
18,900	Broadcom Inc	5,683,419
564,100	Cypress Semiconductor Corp	8,416,372
	Total Semiconductors & Semiconductor Equipment	14,099,791
	Software – 0.3%
54,400	Oracle Corporation	2,921,824
	Specialty Retail – 0.4%
799,200	Kingfisher PLC, Sponsored ADR, (4)	4,951,044
	Total Common Stocks (cost $116,496,407)	125,439,309

Shares	Description (1)	Coupon	Ratings (2)	Value
	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 7.9%
	Banks – 0.9%
157,154	Citigroup Inc	7.125%	BB+	$4,285,589
212,390	Huntington Bancshares Inc/OH	6.250%	Baa3	5,549,751
	Total Banks			9,835,340
	Capital Markets – 1.3%
361,823	Ladenburg Thalmann Financial Services Inc	8.000%	N/R	8,908,082
160,481	Morgan Stanley	7.125%	BB+	4,512,726
19

Nuveen NWQ Flexible Income Fund (continued)
Portfolio of Investments    March 31, 2019
(Unaudited)
Shares	Description (1)	Coupon	Ratings (2)	Value
	Capital Markets (continued)
30,738	Morgan Stanley	6.375%	BB+	$ 820,090
	Total Capital Markets			14,240,898
	Consumer Finance – 1.1%
42,331	Capital One Financial Corp	6.700%	Baa3	1,084,943
422,089	GMAC Capital Trust I	8.469%	B1	10,991,198
	Total Consumer Finance			12,076,141
	Equity Real Estate Investment Trust – 1.2%
66,003	Digital Realty Trust Inc	7.375%	Baa3	1,648,755
120,884	Digital Realty Trust Inc	6.625%	Baa3	3,176,831
160,775	National Storage Affiliates Trust	6.000%	N/R	4,001,690
209,354	VEREIT Inc	6.700%	BB	5,269,440
	Total Equity Real Estate Investment Trust			14,096,716
	Food Products – 1.5%
63,115	CHS Inc	7.875%	N/R	1,723,039
195,213	CHS Inc	7.100%	N/R	5,179,001
374,432	CHS Inc	6.750%	N/R	9,671,579
	Total Food Products			16,573,619
	Insurance – 1.1%
60,674	Argo Group US Inc	6.500%	BBB-	1,547,187
221,300	Enstar Group Ltd	7.000%	BB+	5,636,511
78,477	Kemper Corp	7.375%	Ba1	1,979,975
110,414	National General Holdings Corp	7.625%	N/R	2,815,557
	Total Insurance			11,979,230
	Wireless Telecommunication Services – 0.8%
365,936	United States Cellular Corp	7.250%	Ba1	9,613,139
	Total $25 Par (or similar) Retail Preferred (cost $87,626,183)			88,415,083

Shares	Description (1)	Coupon	Ratings (2)	Value
	CONVERTIBLE PREFERRED SECURITIES – 4.8%
	Banks – 1.3%
3,600	Bank of America Corp	7.250%	BBB-	$4,686,732
7,768	Wells Fargo & Co	7.500%	Baa2	10,038,975
	Total Banks			14,725,707
	Electric Utilities – 1.0%
179,300	NextEra Energy Inc.	6.123%	BBB	11,091,498
	Independent Power & Renewable Electricity Producers – 1.0%
110,800	Vistra Energy Corp	7.000%	N/R	10,920,448
20

Shares	Description (1)	Coupon	Ratings (2)	Value
	Multi-Utilities – 1.5%
156,300	Sempra Energy	6.750%	N/R	$ 16,592,808
	Total Convertible Preferred Securities (cost $50,973,724)			53,330,461

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	CONVERTIBLE BONDS – 2.3%
	Electric Utilities – 0.8%
$ 8,875	NextEra Energy Partners LP, 144A	1.500%	9/15/20	BBB	$ 8,834,531
	Media – 1.1%
17,898	Liberty Interactive LLC	4.000%	11/15/29	BB	12,260,248
	Wireless Telecommunication Services – 0.4%
7,153	Liberty Interactive LLC	3.750%	2/15/30	BB	4,864,036
$ 33,926	Total Convertible Bonds (cost $26,240,907)				25,958,815

Shares	Description (1)	Coupon	Issue Price	Cap Price	Maturity	Value
	STRUCTURED NOTES – 1.0%
159,707	JPMorgan Chase Bank, National Association, Mandatory Exchangeable Note, Linked to the Common Stock of Qorvo, Inc. (Cap of 116.43% of Issue Price), 144A, (WI/DD) , (4)	10.000%	$65.3580	$76.0960	8/02/19	$ $11,227,402
	Total Structured Notes (cost $10,491,862)					11,227,402
	Total Long-Term Investments (cost $1,069,088,022)					1,073,132,003

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 3.6%
	REPURCHASE AGREEMENTS – 3.6%
$ 40,503	Repurchase Agreement with Fixed Income Clearing Corporation, dated 3/29/19, repurchase price $40,507,400, collateralized by $40,580,000 U.S. Treasury Notes, 2.625%, due 2/28/23, value $41,315,147	1.200%	4/01/19	$ 40,503,350
	Total Short-Term Investments (cost $40,503,350)			40,503,350
	Total Investments (cost $1,109,591,372) – 99.7%			1,113,635,353
	Other Assets Less Liabilities – 0.3% (6)			3,058,448
	Net Assets – 100%			$ 1,116,693,801
21

Nuveen NWQ Flexible Income Fund (continued)
Portfolio of Investments    March 31, 2019
(Unaudited)
Investments in Derivatives
Options Written
Description (7)	Type	Number of Contracts	Notional Amount (8)	Exercise Price	Expiration Date	Value
Broadcom Inc	Call	(189)	$ (5,670,000)	$300	6/21/19	$(308,070)
Oracle Corp	Call	(544)	(2,883,200)	53	6/21/19	(142,256)
Synchrony Financial	Call	(843)	(2,950,500)	35	6/21/19	(37,935)
Total Options Written (premiums received $364,457)		(1,576)	$(11,503,700)			$(488,261)
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
(3)	Perpetual security. Maturity date is not applicable.
(4)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 - Investment Valuation and Fair Value Measurements for more information.
(5)	Investment, or portion of investment, has been pledged to collateralized the net payment obligations for investments in derivatives.
(6)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable. Other assets less liabilities also includes the value of options as presented on the Statement of Assets and Liabilities.
(7)	Exchange-traded, unless otherwise noted.
(8)	For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Exercise Price by 100.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
ADR	American Depositary Receipt
WI/DD	Purchased on a when-issued or delayed delivery basis.
See accompanying notes to financial statements.
22

Statement of Assets and Liabilities
March 31, 2019
(Unaudited)

Assets
Long-term investments, at value (cost $1,069,088,022)	$1,073,132,003
Short-term investments, at value (cost approximates value)	40,503,350
Receivable for:
Dividends	1,140,124
Interest	13,470,661
Investments sold	2,037,116
Reclaims	81,189
Shares sold	7,169,817
Other assets	67,429
Total assets	1,137,601,689
Liabilities
Options written, at value (premiums received $364,457)	488,261
Payable for:
Dividends	21,794
Investments purchased	16,745,628
Shares redeemed	2,555,552
Accrued expenses:
Management fees	485,556
Trustees fees	21,842
12b-1 distribution and service fees	198,755
Other	390,500
Total liabilities	20,907,888
Net assets	$1,116,693,801

Class A Shares
Net assets	$ 178,869,881
Shares outstanding	8,465,861
Net asset value ("NAV") per share	$ 21.13
Offering price per share (NAV per share plus maximum sales charge of 4.75% of offering price)	$ 22.18
Class C Shares
Net assets	$ 193,480,491
Shares outstanding	9,175,137
NAV and offering price per share	$ 21.09
Class R6 Shares
Net assets	$ 450,685
Shares outstanding	21,195
NAV and offering price per share	$ 21.26
Class I Shares
Net assets	$ 743,892,744
Shares outstanding	35,171,391
NAV and offering price per share	$ 21.15
Fund level net assets consist of:
Capital paid-in	$1,143,055,692
Total distributable earnings	(26,361,891)
Fund level net assets	$1,116,693,801
Authorized shares - per class	Unlimited
Par value per share	$ 0.01
See accompanying notes to financial statements.
23

Statement of Operations
Six Months Ended March 31, 2019
(Unaudited)

Investment Income
Dividends	$ 8,454,681
Interest	22,624,663
Tax withheld	(28,786)
Total investment income	31,050,558
Expenses
Management fees	3,456,236
12b-1 service fees - Class A Shares	218,087
12b-1 distibution and service fees - Class C Shares	901,468
Shareholder servicing agent fees	424,658
Custodian fees	62,419
Trustees fees	17,411
Professional fees	38,618
Shareholder reporting expenses	72,762
Federal and state registration fees	90,799
Other	11,664
Total expenses before fee waiver/expense reimbursement	5,294,122
Fee waiver/expense reimbursement	(581,171)
Net expenses	4,712,951
Net investment income (loss)	26,337,607
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(20,655,995)
Options written	133,580
Change in net unrealized appreciation (depreciation) of:
Investments	10,998,302
Options written	(117,377)
Net realized and unrealized gain (loss)	(9,641,490)
Net increase (decrease) in net assets from operations	$ 16,696,117
See accompanying notes to financial statements.
24

Statement of Changes in Net Assets
(Unaudited)

	Six Months Ended 3/31/19	Year Ended 9/30/18
Operations
Net investment income (loss)	$ 26,337,607	$ 38,487,251
Net realized gain (loss) from:
Investments	(20,655,995)	5,763,299
Options written	133,580	212,725
Change in net unrealized appreciation (depreciation) of:
Investments	10,998,302	(25,304,815)
Options written	(117,377)	(6,427)
Net increase (decrease) in net assets from operations	16,696,117	19,152,033
Distributions to Shareholders
Dividends
Class A Shares	(5,228,969)	(8,009,633)
Class C Shares	(4,719,722)	(7,249,250)
Class R6 Shares	(13,127)	(30,895)
Class I Shares	(20,540,664)	(29,048,839)
Class T Shares(1)	—	(1,334)
Decrease in net assets from distributions to shareholders	(30,502,482)	(44,339,951)
Fund Share Transactions
Proceeds from sale of shares	378,167,518	547,815,365
Proceeds from shares issued to shareholders due to reinvestment of distributions	30,348,068	43,817,357
	408,515,586	591,632,722
Cost of shares redeemed	(268,970,097)	(243,095,493)
Net increase (decrease) in net assets from Fund share transactions	139,545,489	348,537,229
Net increase (decrease) in net assets	125,739,124	323,349,311
Net assets at the beginning of period	990,954,677	667,605,366
Net assets at the end of period	$1,116,693,801	$ 990,954,677

(1)	Class T Shares were not available for public offering.
See accompanying notes to financial statements.
25

Financial Highlights
(Unaudited)
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended September 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/09)
2019(e)	$21.44	$0.53	$(0.22)	$ 0.31	$(0.62)	$—	$(0.62)	$21.13
2018	22.13	1.01	(0.52)	0.49	(1.18)	—	(1.18)	21.44
2017	21.81	1.11	0.33	1.44	(1.12)	—	(1.12)	22.13
2016	20.47	1.10	1.36	2.46	(1.12)	—	(1.12)	21.81
2015	21.97	1.10	(1.50)	(0.40)	(1.10)	—	(1.10)	20.47
2014	20.70	1.23	1.13	2.36	(1.09)	—	(1.09)	21.97
Class C (12/09)
2019(e)	21.40	0.45	(0.22)	0.23	(0.54)	—	(0.54)	21.09
2018	22.08	0.85	(0.52)	0.33	(1.01)	—	(1.01)	21.40
2017	21.77	0.95	0.32	1.27	(0.96)	—	(0.96)	22.08
2016	20.43	0.94	1.37	2.31	(0.97)	—	(0.97)	21.77
2015	21.93	0.93	(1.49)	(0.56)	(0.94)	—	(0.94)	20.43
2014	20.66	1.05	1.15	2.20	(0.93)	—	(0.93)	21.93
Class R6 (06/16)
2019(e)	21.57	0.58	(0.24)	0.34	(0.65)	—	(0.65)	21.26
2018	22.19	1.13	(0.51)	0.62	(1.24)	—	(1.24)	21.57
2017	21.88	1.21	0.26	1.47	(1.16)	—	(1.16)	22.19
2016(f)	21.12	0.34	0.68	1.02	(0.26)	—	(0.26)	21.88
Class I (12/09)
2019(e)	21.47	0.56	(0.23)	0.33	(0.65)	—	(0.65)	21.15
2018	22.16	1.07	(0.53)	0.54	(1.23)	—	(1.23)	21.47
2017	21.84	1.17	0.33	1.50	(1.18)	—	(1.18)	22.16
2016	20.49	1.15	1.38	2.53	(1.18)	—	(1.18)	21.84
2015	22.00	1.19	(1.54)	(0.35)	(1.16)	—	(1.16)	20.49
2014	20.72	1.26	1.17	2.43	(1.15)	—	(1.15)	22.00
26

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

1.56%	$178,870	1.07%*	5.04%*	0.96%*	5.15%*	16%
2.27	176,014	1.08	4.54	0.96	4.66	29
6.77	125,547	1.12	4.95	0.96	5.11	24
12.44	97,079	1.19	5.05	0.96	5.28	37
(1.94)	55,180	1.29	4.77	0.96	5.10	125
11.64	78,394	1.45	5.20	0.97	5.69	80

1.18	193,480	1.83*	4.30*	1.71*	4.42*	16
1.49	182,049	1.83	3.80	1.71	3.91	29
6.04	128,801	1.87	4.22	1.71	4.37	24
11.58	65,833	1.93	4.29	1.71	4.51	37
(2.70)	17,704	2.06	4.01	1.71	4.35	125
10.82	6,732	2.20	4.38	1.72	4.87	80

1.70	451	0.74*	5.49*	0.63*	5.61*	16
2.86	272	0.75	5.01	0.64	5.12	29
6.95	43	0.80	5.35	0.63	5.51	24
4.83	326	0.96*	7.40*	0.63*	7.74*	37

1.65	743,893	0.82*	5.31*	0.71*	5.43*	16
2.53	632,596	0.83	4.81	0.71	4.92	29
7.05	413,189	0.86	5.24	0.71	5.40	24
12.77	145,450	0.94	5.29	0.71	5.52	37
(1.74)	77,332	1.07	5.16	0.71	5.51	125
11.95	20,578	1.21	5.35	0.72	5.84	80
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, when applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the six months ended March 31, 2019.
(f)	For the period June 30, 2016 (commencement of operations) through September 30, 2016.
*	Annualized.
See accompanying notes to financial statements.
27

Notes to Financial Statements
(Unaudited)
1.  General Information and Significant Accounting Policies
General Information
Trust and Fund Information
The Nuveen Investment Trust V (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen NWQ Flexible Income Fund (the “Fund”), as a diversified fund, among others. The Trust was organized as a Massachusetts business trust on September 27, 2006.
The end of the reporting period for the Fund is March 31, 2019, and the period covered by these Notes to Financial Statements is the six months ended March 31, 2019 (the "current fiscal period").
Investment Adviser
The Fund’s investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Fund, oversees the management of the Fund’s portfolio, manages the Fund’s business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into a sub-advisory agreement with NWQ Investment Management Company, LLC (“NWQ”), an affiliate of Nuveen, under which NWQ manages the investment portfolio of the Fund.
Investment Objective
The Fund seeks to provide current income and capital appreciation.
The Fund’s most recent prospectus provides further description of the Fund’s investment objective, principal investment strategies and principal risks.
Significant Accounting Policies
The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board ("FASB") Accounting Standards Codification (ASC) Topic 946 "Financial Services-Investment Companies." The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).
Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.
As of the end of the reporting period, the Fund’s outstanding when-issued/delayed delivery purchase commitments were as follows:

Outstanding when-issued/delayed delivery purchase commitments	$7,466,690
Investment Income
Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when information is available. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded at fair value. Interest income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes, and is recorded on an accrual basis. Interest income also reflects payment-in-kind (“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash.
Professional Fees
Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.
28

Dividends and Distributions to Shareholders
Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the transfer agent.
Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations.
Share Classes and Sales Charges
Class A Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R6 Shares and Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.
Multiclass Operations and Allocations
Income and expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.
Sub-transfer agent fees and similar fees, which are recognized as a component of “Shareholder servicing agent fees” on the Statement of Operations, are not charged to Class R6 Shares and are prorated among the other classes based on their relative settled shares.
Realized and unrealized capital gains and losses of the Fund are prorated among the classes based on the relative net assets of each class.
Compensation
The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Fund's Board of Trustees (the "Board") has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Indemnifications
Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
Netting Agreements
In the ordinary course of business, the Fund may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis.
The Fund's investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 - Portfolio Securities and Investments in Derivatives.
Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the current fiscal period. Actual results may differ from those estimates.
2.  Investment Valuation and Fair Value Measurements
The fair valuation input levels as described below are for fair value measurement purposes.
Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from
29

Notes to Financial Statements (Unaudited) (continued)
sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1  –     Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2  –     Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3  –     Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).
Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the Nasdaq National Market (“Nasdaq”) are valued at the Nasdaq Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or Nasdaq for which there were no transactions on a given day or securities not listed on a securities exchange or Nasdaq are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Fund that trade in the United States are valued based on the last traded price, official closing price or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange (“NYSE”), which may represent a transfer from a Level 1 to a Level 2 security.
Prices of fixed-income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.
Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.
The value of exchange-traded options are based on the mean of the closing bid and ask prices and are generally classified as Level 1. Options traded in the over-the-counter (“OTC”) market are valued using an evaluated mean price and are generally classified as Level 2.
Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.
The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of the end of the reporting period:
30

	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Corporate Bonds	$ —	$614,624,234	$ —	$ 614,624,234
$1,000 Par (or similar) Institutional Preferred	—	154,136,699	—	154,136,699
Common Stocks	115,833,515	9,605,794**	—	125,439,309
$25 Par (or similar) Retail Preferred	88,415,083	—	—	88,415,083
Convertible Preferred Securities	53,330,461	—	—	53,330,461
Convertible Bonds	—	25,958,815	—	25,958,815
Structured Notes	—	11,227,402	—	11,227,402
Short-Term Investments:
Repurchase Agreements	—	40,503,350	—	40,503,350
Investments in Derivatives:
Options Written	(488,261)	—	—	(488,261)
Total	$257,090,798	$856,056,294	$ —	$1,113,147,092

*	Refer to the Fund's Portfolio of Investments for industry classifications.
**	Refer to the Fund's Portfolio of Investments for securities classified as Level 2.
3.  Portfolio Securities and Investments in Derivatives
Portfolio Securities
Repurchase Agreements
In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.
The following table presents the repurchase agreements for the Fund that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.
Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Fixed Income Clearing Corporation	$40,503,350	$(40,503,350)	$ —
* As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.
Zero Coupon Securities
A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.
Investments in Derivatives
The Fund is authorized to invest in certain derivative instruments. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund's investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Options Transactions
The purchase of options involves the risk of loss of all or a part of the cash paid for the options (the premium). The market risk associated with purchasing options is limited to the premium paid. The counterparty credit risk of purchasing options, however, needs also to take into account the current value of the option, as this is the performance expected from the counterparty. When the Fund purchases an option, an amount equal to the premium paid (the premium plus commission) is recognized as a component of “Options purchased, at value” on the Statement of Assets and Liabilities. When the Fund writes an option, an amount equal to the net premium received (the premium less commission) is recognized as a component of “Options written, at value” on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option until the option is exercised or expires or a Fund enters into a closing purchase transaction. The changes in the value of options purchased and/or written during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of options purchased and/or written” on the Statement of Operations. When an option is exercised or expires or the Fund enters into a closing purchase
31

Notes to Financial Statements (Unaudited) (continued)
transaction, the difference between the net premium received and any amount paid at expiration or on executing a closing purchase transaction, including commission, is recognized as a component of “Net realized gain (loss) from options purchased and/or written” on the Statement of Operations. The Fund, as a writer of an option has no control over whether the underlying instrument may be sold (called) or purchased (put) and as a result bears the risk of an unfavorable change in the market value of the instrument underlying the written option. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.
During the current fiscal period, the Fund wrote covered call options on individual stocks to enhance returns while foregoing some upside potential.
The average notional amount of outstanding options written during the current fiscal period was as follows:

Average notional amount of outstanding options written*	$(5,477,500)
*     The average notional amount is calculated based on the outstanding notional at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.
The following table presents the fair value of all options written by the Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.
	Location on the Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
Equity price	Options written	—	$ —	Options written, at value	$488,261
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on options written on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.
Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Options Written	Change in net Unrealized Appreciation (Depreciation) of Options Written
Equity price	Option Written	$133,580	$(117,377)
Market and Counterparty Credit Risk
In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.
4.  Fund Shares
On December 12, 2018, Class T Shares were liquidated.
Transactions in Fund shares during the current and prior fiscal period were as follows:
32

	Six Months Ended 3/31/19		Year Ended 9/30/18
	Shares	Amount	Shares	Amount
Shares sold:
Class A	2,470,309	$ 51,134,233	4,575,623	$ 99,387,269
Class A – automatic conversion of Class C Shares	—	—	2,357	50,472
Class C	1,704,888	35,160,983	3,819,774	82,811,718
Class R6	16,300	340,464	69,453	1,538,656
Class I	14,093,348	291,531,838	16,748,639	364,027,250
Class T	—	—	—	—
Shares issued to shareholders due to reinvestment of distributions:
Class A	253,424	5,196,934	364,996	7,910,873
Class C	228,323	4,671,710	329,439	7,128,516
Class R6	600	12,360	1,338	29,431
Class I	996,339	20,467,064	1,325,030	28,748,537
Class T	—	—	—	—
	19,763,531	408,515,586	27,236,649	591,632,722
Shares redeemed:
Class A	(2,466,319)	(50,462,671)	(2,407,440)	(52,381,645)
Class C	(1,264,823)	(25,985,247)	(1,472,187)	(31,823,156)
Class C – automatic conversion to Class A Shares	—	—	(2,363)	(50,472)
Class R6	(8,293)	(170,708)	(60,140)	(1,306,095)
Class I	(9,388,248)	(192,328,274)	(7,252,639)	(157,534,125)
Class T	(1,134)	(23,197)	—	—
	(13,128,817)	(268,970,097)	(11,194,769)	(243,095,493)
Net increase (decrease)	6,634,714	$ 139,545,489	16,041,880	$ 348,537,229
5.  Investment Transactions
Long-term purchases and sales (including maturities, but excluding derivative transactions) during the current fiscal period aggregated $278,279,234 and $157,584,912, respectively.
6.  Income Tax Information
The Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.
For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Fund.
The tables below present the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, as determined on a federal income tax basis, as of March 31, 2019.
33

Notes to Financial Statements (Unaudited) (continued)
For purposes of this disclosure, derivative tax cost is generally the sum of any upfront fees or premiums exchanged and any amounts unrealized for income statement reporting but realized in income and/or capital gains for tax reporting. If a particular derivative category does not disclose any tax unrealized appreciation or depreciation, the change in value of those derivatives have generally been fully realized for tax purposes.

Tax cost of investments	$1,119,487,818
Gross unrealized:
Appreciation	$ 24,883,492
Depreciation	(30,735,957)
Net unrealized appreciation (depreciation) of investments	$ (5,852,465)

Tax cost of options written	$(364,457)
Net unrealized appreciation (depreciation) on options written	(123,804)
Permanent differences, primarily due to bond premium amortization adjustments, paydowns, Sec. 305(c) adjustments, complex securities character adjustments and investments in partnerships, resulted in reclassifications among the Fund’s components of net assets as of September 30, 2018, the Fund’s last tax year end.
The tax components of undistributed net ordinary income and net long-term capital gains as of September 30, 2018, the Fund's last tax year end, were as follows:

Undistributed net ordinary income[1,2]	$7,556,068
Undistributed net long-term capital gains	—

[1]	Net ordinary income consists of net taxable income derived from dividends, interest and short-term capital gains, if any.
[2]	Undistributed net ordinary income (on a tax basis) has not been reduced for the dividends declared during the period September 1, 2018 through September 30, 2018, and paid on October 1, 2018.
The tax character of distributions paid during the Fund’s last tax year ended September 30, 2018 was designated for purposes of the dividends paid deduction as follows:

Distributions from net ordinary income[1]	$43,032,618
Distributions from net long-term capital gains	—

[1]	Net ordinary income consists of net taxable income derived from dividends, interest and short-term capital gains, if any.
As of September 30, 2018, the Fund's last tax year end, the Fund had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

Not subject to expiration:
Short-term	$166,483
Long-term	—
Total	$166,483
During the Fund’s last tax year ended September 30, 2018, the Fund utilized $4,634,690 of its capital loss carryforward.
7.  Management Fees and Other Transactions with Affiliates
Management Fees
The Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. NWQ is compensated for its services to the Fund from the management fees paid to the Adviser.
The Fund’s management fee consists of two components  –  a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables the Fund’s shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
The annual fund-level fee, payable monthly, is calculated according to the following schedule:
34

Average Daily Net Assets	Fund-Level Fee Rate
For the first $125 million	0.5500%
For the next $125 million	0.5375
For the next $250 million	0.5250
For the next $500 million	0.5125
For the next $1 billion	0.5000
For the next $3 billion	0.4750
For the next $5 billion	0.4500
For net assets over $10 billion	0.4375
The annual complex-level fee, payable monthly, is calculated according to the following schedule:
Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*     The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen open-end and closed-end funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of March 31, 2019, the complex-level fee for the Fund was 0.1588%.
The Adviser has agreed to waive fees and/or reimburse expenses so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.75% through July 31, 2020 (1.25% after July 31, 2020), of the average daily net assets of any class of Fund shares. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual fund operating expense for the Class R6 Shares will be less than the expense limitation. The expense limitations expiring July 31, 2020 may be terminated or modified prior to that date only with the approval of the Board. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.
Other Transactions with Affiliates
During the current fiscal period, Nuveen Securities, LLC, (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

Sales charges collected	$694,769
Paid to financial intermediaries	618,722
The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
35

Notes to Financial Statements (Unaudited) (continued)
During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

Commission advances	$360,151
To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:

12b-1 fees retained	$315,853
The remaining 12b-1 fees charged to the Fund were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:

CDSC retained	$42,230
As of the end of the reporting period, Nuveen owned 1,184 shares of Class R6.
8.  Borrowings Arrangements
Committed Line of Credit
The Fund, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, approximately $2.65 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. Each Participating Fund is allocated a designated proportion of the facility’s capacity (and its associated costs, as described below) based upon a multi-factor assessment of the likelihood and frequency of its need to draw on the facility, the size of the Fund and its anticipated draws, and the potential importance of such draws to the operations and well-being of the Fund, relative to those of the other Funds. A Fund may effect draws on the facility in excess of its designated capacity if and to the extent that other Participating Funds have undrawn capacity. The credit facility expires in July 2019 unless extended or renewed.
The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.00% per annum or (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.
During the current fiscal period, the Fund did not utilize this facility.
9.  New Accounting Pronouncements
FASB Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities
The FASB has issued ASU 2017-08, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implications of ASU 2017-08, if any.
Fair Value Measurement: Disclosure Framework
During August 2018, the FASB issued ASU 2018-13 (“ASU 2018-13”), Fair Value Measurement: Disclosure Framework  –  Changes to the Disclosure Requirements for Fair Value Measurements. ASU 2018-13 modifies the disclosures required by Topic 820, Fair Value Measurements. The amendments in ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. During the current reporting period, management early implemented this guidance. This implementation did not have a material impact on the Fund’s financial statements.
36

Additional Fund Information
Fund Manager
Nuveen Fund Advisors, LLC
333 West Wacker Drive
Chicago, IL 60606
Sub-Adviser
NWQ Investment Management
Company, LLC
2049 Century Park East
Los Angeles, CA 90097
Independent Registered
Public Accounting Firm
KPMG LLP
200 East Randolph Street
Chicago, IL 60601
Custodian
State Street Bank & Trust Company
One Lincoln Street
Boston, MA 02111
Legal Counsel
Chapman and Cutler LLP
Chicago, IL 60603
Transfer Agent and
Shareholder Services
DST Asset Manager
Solutions, Inc. (DST)
P.O. Box 219140
Kansas City, MO 64121-9140
(800) 257-8787

Portfolio of Investments Information: The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC's website at http://www.sec.gov.
Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how The fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.
FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.
37

Glossary of Terms Used in this Report
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.
Bloomberg Barclays U.S. Aggregate Bond Index: An index that tracks the performance of U.S. investment grade fixed-rate bonds. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges and management fees.
ICE BofAML U.S. 50% Corporate and 50% High Yield Index: An index that tracks the performance of U.S. dollar denominated investment grade and sub-investment grade corporate debt publicly issued in the U.S. domestic market. Index returns assume reinvestment of distributions but do not reflect any applicable sales charges or management fees.
Lipper Flexible Income Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Flexible Income Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.
Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.
38

Notes
39

Nuveen:
Serving Investors for Generations
Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.
Focused on meeting investor needs.
Nuveen is the investment manager of TIAA. We have grown into one of world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.
Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at: www.nuveen.com/mutual-funds
Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com    MSA-NFI-0319P838680-INV-B-05/20

Mutual Funds

31 March

2019

Nuveen Commodity Strategy Funds

Fund Name	Class A	Class C	Class R6	Class I
Nuveen Gresham Diversified Commodity Strategy Fund	NGVAX	NGVCX	—	NGVIX
Nuveen Gresham Managed Futures Strategy Fund	NGAFX	NGCFX	NGFFX	NGIFX

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares or, if you are a direct investor, by enrolling at www.nuveen.com/e-reports.

You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary or, if you are a direct investor, by calling 800-257-8787 and selecting option #1. Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary or, if you are a direct investor, to all your directly held Nuveen Funds and any other directly held funds within the same group of related investment companies.

Semiannual Report

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Must be preceded by or accompanied by a prospectus.

NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

Table

of Contents

Chairman’s Letter to Shareholders

Dear Shareholders,

Financial markets rallied in the early months of 2019, in sharp contrast to the downturn at the end of 2018, leaving investors to wonder whether such bullishness is warranted or sustainable. By the close of 2018, economic softness in China, Europe and Japan had proven more persistent than expected. The temporary boost to the U.S. economy from tax law changes appeared to be fading. Corporate earnings and profits were slowing, and some corporate managements, especially at high-profile technology companies, were downgrading their outlooks. Politics remained unpredictable, most notably with Brexit and U.S.-China trade talks ongoing. The European Central Bank (ECB) ended its crisis-era monetary stimulus program with pledges to keep interest rates low for an extended period, while at the same time, the U.S. Federal Reserve (Fed) had planned to continue raising interest rates into 2019.

As the new year began, economic data have remained a mixed bag, and first quarter 2019 corporate earnings reports have included both high-profile disappointments and positive surprises, although expectations were lower heading into the quarter. Market sentiment shifted significantly after both the Fed and ECB turned remarkably more dovish in their interest rate projections and lowered their growth forecasts. In fact, neither central bank currently expects to raise their respective interest rates during 2019. While the U.S. and China initially appeared to be making progress on trade talks, negotiations have stalled more recently. While these events did reduce some of the markets’ uncertainty, downside risks still exist.

Nevertheless, we believe the likelihood of a near-term recession remains low. Global growth is indeed slowing, but it’s still positive. The U.S. economy remains strong, even in the face of late cycle pressures. Low unemployment and firming wages should continue to support consumer spending, and the November mid-term elections resulted in change, but no major surprises. In China, the government remains committed to using fiscal stimulus to offset softening exports. Europe also remains vulnerable to trade policy as well as Brexit uncertainty, but underlying strengths in European economies, including low unemployment that drives domestic demand, remain supportive of a mild expansion. In a slower growth environment, there are opportunities for investors who seek them more selectively.

We expect volatility and challenging conditions to persist in 2019 but also think there is potential for upside. You can prepare your investment portfolio by working with your financial advisor to review your goals, timeline and risk tolerance. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Terence J. Toth

Chairman of the Board

May 24, 2019

Portfolio Managers’

Comments

Nuveen Gresham Diversified Commodity Strategy Fund

Nuveen Gresham Managed Futures Strategy Fund

The Funds are managed by Nuveen Fund Advisors, LLC, a wholly-owned subsidiary of Nuveen, LLC. The Funds are sub-advised by Gresham Investment Management LLC, acting through its Near Term Active division (Gresham). Nuveen Gresham Diversified Commodity Strategy Fund is also sub-advised by Nuveen Asset Management, LLC (NAM). Gresham and NAM are each an affiliate of Nuveen, LLC. Susan Wager, Randy Migdal and John Clarke from Gresham manage the Nuveen Gresham Diversified Commodity Strategy Fund’s commodity investments and Wan-Chong Kung, CFA, and Chad Kemper, from NAM manage the Fund’s fixed income investments. Susan and Randy have managed the Fund since its inception on July 30, 2012, while John has managed the Fund since March 18, 2016. Wan-Chong and Chad have managed the Fund since December 31, 2015. Jonathan S. Spencer, Xiong Lin, CFA, and Michael P. Magers from Gresham have managed the Nuveen Gresham Managed Futures Strategy Fund since the Fund’s commencement of operations on October 1, 2018.

Effective March 26, 2019, Wan-Chong is no longer a portfolio manager for the Nuveen Gresham Diversified Commodity Strategy Fund.

Here the managers review key strategies and the performance of the Nuveen Gresham Diversified Commodity Strategy Fund for the six-month reporting period ended March 31, 2019 and the Nuveen Gresham Managed Futures Strategy Fund for the period from commencement of operations on October 1, 2018 through March 31, 2019.

How did the Funds perform during the six-month reporting period (for Nuveen Gresham Diversified Strategy Fund) and since commencement of operations on October 1, 2018 (for Nuveen Gresham Managed Future Strategy Fund) ended March 31, 2019?

The tables in the Fund Performance and Expense Ratios section of this report provide total return performance information for the Funds for the six-month, one-year, five-year and since inception periods ending March 31, 2019. Each Fund’s Class A Share total return at net asset value (NAV) is compared with the performance of their corresponding benchmark and Lipper classification average.

What strategies were used to manage the Nuveen Gresham Diversified Strategy Fund during the six-month reporting period and the Nuveen Gresham Managed Future Strategy Fund since its commencement of operations on October 1, 2018 through March 31, 2019, and how did these strategies influence performance?

Nuveen Gresham Diversified Commodity Strategy

The Fund’s Class A Shares at net asset value (NAV) underperformed the Bloomberg Commodity Index (“BCOM Index”) and its Lipper classification average for the six-month reporting period ended March 31, 2019.

Gresham has developed an investment strategy intended to provide the Fund with exposure to the commodities asset class through a broad portfolio of futures contracts on physical commodities. Commodities have historically offered investors a hedge against rising inflation and diversification across economic cycles, potentially improving the efficiency of portfolios holding traditional equity

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Managers’ Comments (continued)

and fixed income assets. The Fund’s investment strategy has two elements, which include a portfolio of exchange-traded commodity futures contracts providing long-only exposure to all principal groups in the global commodity markets and a portfolio of cash equivalents, U.S. government securities and other high quality short-term debt securities, which is used to invest the Fund’s underlying collateral.

The selection and weighting of commodities for the Fund’s portfolio are calculated from historical physical production, pricing in the global markets, the volume of international trade and futures contract liquidity, with limits on portfolio concentration in individual commodities and groups. Once portfolio weights are determined, positions in individual futures contracts are actively managed by Gresham’s seasoned team of portfolio managers and traders, who seek the best opportunities from the available points on the futures contract curve for each commodity and the most favorable timing of contract purchases and sales.

Overall, during this six-month reporting period, on an absolute return basis, the Fund underperformed the BCOM Index in the energy, industrial metals and agriculture groups, while outperforming the BCOM Index in the foods and fibers and precious metals groups and performed in line with the BCOM Index in the livestock group.

The negative performance of the Fund in this reporting period was mainly driven by the weak performance of the energy and agriculture (as grouped by Gresham) commodities groups. Both groups suffered from expectations of oversupply. Crude oil prices reached a four-year high in October 2018 but subsequently declined sharply over the next several months. Evidence of slower economic activity around the world, especially in China, raised concerns about future demand, while the Trump administration exempted a number of oil-importing countries from the Iran sanctions, which was likely to keep global supply at higher levels than previously expected. However, oil prices partially recovered toward the end of the reporting period as oversupply fears abated. The Organization of the Petroleum Exporting Countries (OPEC) and its allies kept production cuts in place, while the reduced output from Iran (due to sanctions) and Venezuela (amid its economic collapse) further tempered global oil inventories. Performance was negative across the petroleum complex commodities over the reporting period. Natural gas, which posted a small loss as inventories remained ample, was the best performing energy commodity.

Agriculture commodities, as grouped by Gresham, remained under pressure from robust inventories and strong crop yields due to mostly favorable weather, resulting in a negative return for the reporting period. Tariffs and trade policy uncertainty also weighed on grain prices, especially soybeans, although China agreed to buy more U.S. soybeans as negotiations resumed between the two countries toward the end of the reporting period. At the end of the reporting period, market participants awaited the impact of severe weather and extreme flooding across the main grain-growing regions of the U.S.

In contrast, the precious metals group was the strongest performer in this reporting period. Gold rallied early in the reporting period as anxiety about global economic growth, geopolitics and central bank monetary policy drove investor demand for safe-haven assets. Palladium, which is not included in the BCOM Index, was the Fund’s best performing individual commodity in this reporting period. It continued to benefit from strong demand for its automotive use and forecasted supply deficits.

The livestock group also gained moderately over this reporting period. Trade tensions loomed over the meat industry, but lean hogs and live cattle prices trended higher over the reporting period as a whole. Lean hogs prices rallied toward the end of the reporting period as news emerged that the impact of the African swine virus on China’s pork production had been considerably underestimated.

Nuveen Gresham Managed Futures Strategy Fund

The Fund’s Class A Shares at net asset value (NAV) outperformed the ICE BofAML 3-Month U.S. Treasury Bill Index (“T-Bill Index”) and its Lipper classification average for the abbreviated reporting period from the Fund’s commencement of operations on October 1, 2018 through March 31, 2019.

The Fund employs a proprietary, quantitatively-driven, systematically-executed investment process that seeks to capitalize on the existence of price momentum (or “trend”) within the global equity, fixed income, currency and commodity markets. The Fund takes long and short positions within these markets based on the systematic analysis and identification of price trends by Gresham. The owner of a “long” position will benefit from an increase in the price of the asset, while the owner of a “short” position will benefit from a decrease in the price of the asset. Gresham generally expects that the Fund will have long and short positions in all four of these markets, but at any one time the Fund may have significantly greater exposure to one or more of the markets, and the Fund’s exposure may consist predominantly of long or short positions within a market.

The Fund’s investment strategy has two elements, which include a portfolio of derivative instruments, including futures, forward contracts and swaps, to gain its market exposure and a portfolio of cash and cash equivalent holdings, including but not limited to U.S. Treasury securities and money market funds, which serve as collateral for the Fund’s derivative positions. Derivative instruments provide investment exposure that greatly exceeds the margin requirements for such positions and thus the Fund’s use of derivative instruments has the economic effect of financial leverage (i.e., the use of borrowed funds for investment purposes). As a result of the Fund’s strategy, the Fund may at times have highly leveraged exposure across and within one or more markets. The Fund’s investments are generally made without restriction as to market capitalization, country, currency or maturity. The Fund may have exposure to issuers located in the United States as well as foreign developed and emerging markets.

Gresham’s investment philosophy is based on the belief that markets exhibit momentum, trends and other inefficiencies over time. Trends in particular reflect the phenomenon of serial correlation, whereby past price movements may influence current price behavior. Although the persistence of this phenomenon, as well as price correlation and the intensity of a price trend, will fluctuate depending on the characteristics of a given market, these features typically re-occur across markets and sectors, thus creating attractive, repeatable investment opportunities. Gresham identifies investment opportunities across a broad set of markets utilizing computerized processes. As such, the decision to trade is quantitative and directional in nature and decisions are grounded in mathematical models based on market trends and other relationships. This process is bolstered by ongoing research, diversification, risk control and a drive for efficiency in execution.

The first quarter of 2019 stood in stark contrast to the quarter prior as the broad sell-off across risk assets that brought 2018 to a close reversed course and risk-on markets rebounded strongly. The page-turn of the calendar into 2019 was accompanied by a fresh dose of optimism: expectations of monetary tightening diminished, the U.S. and its trading partners unexpectedly walked back some of their trade rhetoric and concerns about a global growth slowdown were met with more temperate economic indicator readings. China, which had only recently cast a long shadow over the markets, even surprised to the upside. Nevertheless, we expect the market to maintain a close eye on these factors, as trade disputes, global central bank policy and geopolitical stability all remain somewhat in flux and all have the ability to dampen expectations for growth and policy.

In the face of what amounted to a six-month round-trip in financial market sentiment, the Fund delivered positive performance. Profits were driven primarily by gains in bonds and to a lesser extent interest rates, while losses were spread across equity and commodity exposures. Long positions in foreign bonds added value as yields were at times negative in Japan and Germany. Losses in currency were focused in developed markets, with the Fund’s short position in yen causing the sharpest losses as the currency strengthened during a flight to safety in December 2018. The Brazilian real also proved to be a difficult currency for the strategy as shifting political sentiment around last year’s presidential election injected additional price volatility.

In the commodity sector, palladium stood out with strong upward momentum, which the model’s long positions benefited from. However, natural gas and gas oil exposures detracted from performance. Natural gas prices saw some abrupt reversals in this reporting period, with large swings in both directions, while in gas oil, trends had established themselves before reversing sharply. These types of price moves are sudden and sharp, which can prove to be a difficult trading environment for a medium-term trend-following strategy and can result in losses before the model fully adjusts the positioning.

Risk Considerations

Nuveen Gresham Diversified Commodity Strategy Fund

Mutual fund investing involves risk; principal loss is possible. An investor should consider the following risk factors. Investments in commodity-linked derivative instruments have a high degree of price variability and are subject to rapid and substantial price change, which may subject the Fund to greater volatility than investments in traditional securities, particularly if the instruments involve leverage. Because the Fund has a significant portion of its assets concentrated in commodity-linked derivative instruments, developments affecting commodities, including political and regulatory changes, seasonal variations, weather, technology, economic and market conditions, will have a disproportionate impact on the Fund. More information on these risks, as well as information on other risks to which the Fund is subject, such as clearing broker, counterparty, credit, derivatives, frequent trading, non-U.S. investment, regulatory, subsidiary and tax risks, are included in the Fund’s prospectus.

Nuveen Gresham Managed Futures Strategy Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objective will be achieved. The Fund employs proprietary trading models developed by Gresham that rely on historical pricing data provided by third-parties which introduces model and data risk. The Fund’s investment decisions are determined by the models; Gresham’s investment professionals do not exercise trade-by-trade discretion over the Fund’s investments. The Fund bears the risk that Gresham’s models will not be successful in identifying trends or in determining the size and direction of investment positions that will enable the Fund to achieve its investment objective. Models and data are subject to errors, omissions, imperfections and malfunctions which may materially negatively impact the Fund and/or its returns. The Fund may take short positions in derivative instruments, which is a speculative technique. The Fund will suffer a loss when the price of a security that it holds long decreases or the price of a security that it has holds short increases. Losses on short positions arise from increases in the value of the underlying instrument, and therefore are theoretically unlimited. More information on these risks, as well as information on other risks to which the Fund is subject, such as commodities, counterparty, credit, currency, derivatives, equity security, frequent trading, leverage, non-diversification, non-U.S. investment, subsidiary, tax, and volatility risks, are included in the Fund’s prospectus.

Fund Performance

and Expense Ratios

The Fund Performance and Expense Ratios for the Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Total returns for a period of less than one year are not annualized. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit Nuveen.com or call (800) 257-8787.

Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for Class A Shares at NAV only.

The expense ratios shown reflect the total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.

Fund Performance and Expense Ratios (continued)

Nuveen Gresham Diversified Commodity Strategy Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of March 31, 2019

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class A Shares at NAV	(6.26)%	(5.42)%	(8.72)%	(7.47)%
Class A Shares at maximum Offering Price	(11.65)%	(10.85)%	(9.80)%	(8.28)%
Bloomberg Commodity Index	(3.68)%	(5.25)%	(8.92)%	(7.85)%
Lipper Commodities General Funds Classification Average	(5.27)%	(5.06)%	(8.00)%	(6.96)%

Class C Shares	(6.68)%	(6.20)%	(9.41)%	(8.15)%
Class I Shares	(6.15)%	(5.23)%	(8.47)%	(7.21)%

Since inception returns are from 7/30/12. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class I
Gross Expense Ratios	1.58%	2.33%	1.34%
Net Expense Ratios	1.31%	2.06%	1.06%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through July 31, 2020, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.10% of the average daily net assets of any class of Fund shares. This expense limitation may be terminated or modified prior to its expiration only with the approval of the Board of Trustees of the Fund.

Fund Performance and Expense Ratios (continued)

Nuveen Gresham Managed Futures Strategy Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of March 31, 2019

Cumulative
Since Inception
Class A Shares at NAV	2.75%
Class A Shares at maximum Offering Price	(3.16)%
ICE BofAML 3 Month U.S. Treasury Bill Index	1.17%
Lipper Alternative Managed Futures Funds Classification Average	(2.65)%

Class C Shares	2.40%
Class R6 Shares	2.94%
Class I Shares	2.89%

Since inception returns are from 10/01/18. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R6 Shares have no sales charge and are available only to certain limited categories as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R6	Class I
Gross Expense Ratios	1.86%	2.61%	1.60%	1.61%
Net Expense Ratios	1.56%	2.31%	1.30%	1.31%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through September 30, 2021, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.31% of the average daily net assets of any class of Fund shares. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual operating expenses for the Class R6 Shares will be less than the expense limitation. This expense limitation may be terminated or modified prior to its expiration only with the approval of the Board of Trustees of the Fund.

Holding Summaries    as of March 31, 2019

Nuveen Gresham Diversified Commodity Strategy Fund

This data relates to the securities held in the Fund’s consolidated portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Allocation1

(% of net assets)

Repurchase Agreements	10.6%

U.S. Government and Agency Obligations
U.S. Government and Agency Obligations (excluding collateral pledged for futures margin requirements)	78.9%
U.S. Government and Agency Obligations (pledged as collateral for futures margin requirements)	1.9%

Total U.S. Government and Agency Obligations	91.4%

Other Assets Less Liabilities
Deposits for futures margin requirements	3.8%
Other assets less liabilities (excluding deposits for futures margin requirements)	4.8%

Total Other Assets Less Liabilities	8.6%

Net Assets	100%

Commodity Group Weightings2

Energy	38.3%

Industrial Metals	17.1%

Agriculturals	14.8%

Precious Metals	13.7%

Foods & Fibers	9.8%

Livestock	6.3%

Total	100%

Top Ten Commodity Holdings2

Crude Oil	21.7%

Copper	9.7%

Gold	9.4%

Natural Gas	6.7%

Live Cattle	6.2%

Soybeans	5.2%

Corn	4.3%

Unleaded Gas	3.9%

Aluminum	3.8%

Gas Oil	3.3%

1

The Fund seeks to maintain commodity exposure in accordance with its investment guidelines by managing the accumulated notional value of the futures contracts to approximate the net assets of the Fund. Investments in futures contracts obligate the Fund to utilize a small percentage of its net assets to post as margin when obtaining the desired Fund exposure to the various commodity investments; any assets not used as margin will be invested in low-risk investments such as short-term U.S. government securities and other high-quality short-term debt securities with maturities not exceeding one year at the time of investment.

2

Portfolio weights are shown as a percentage of the Fund’s commodity futures portfolio only. These figures do not reflect the Fund’s fixed income investments or offsetting short and long futures positions on the London Metal Exchange. The Fund’s commodity futures positions are held through a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands.

Holding Summaries as of March 31, 2019 (continued)

Nuveen Gresham Managed Futures Strategy Fund

This data relates to the securities held in the Fund’s consolidated portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Allocation1

(% of net assets)

Repurchase Agreements	15.0%

U.S. Government and Agency Obligations
U.S. Government and Agency Obligations (excluding collateral pledged for futures margin requirements)	76.2%

Total U.S. Government and Agency Obligations	76.2%

Other Assets Less Liabilities
Deposits for futures margin requirements	9.1%
Other assets less liabilities (excluding deposits for futures margin requirements)	(0.3)%

Total Other Assets Less Liabilities	8.8%

Net Assets	100%

Asset Class Risk Exposure	% Risk Allocation[2]

Fixed Income	47.6%

Commodity	20.7%

Currency	20.2%

Equity	11.5%

Top Five Fixed Income Holdings	% Risk Allocation[2]

OSE Japanese 10-Year Bond Future	4.1%

EUX Short-Term Euro-BTP Future	4.1%

EUX 5-Year Euro-BOBL Future	4.0%

EUX French Bond Euro-OAT Future	3.1%

EUX 30-Year Euro-BUXL Future	2.8%

Top Five Currency Holdings	% Risk Allocation[2]

CME Euro FX/British Pound Cross Rate Currency Futures Contract	3.2%

CME Mexican Peso Currency Futures Contract	2.5%

SGX Indian Rupee/USD Currency Futures Contract	2.3%

CME Brazilian Real Currency Futures Contract	1.8%

CME Euro FX/Japanese Yen Cross Rate Currency Futures Contract	1.7%

Top Five Equity Holdings	% Risk Allocation[2]

SGX FTSE China A50 Index Future	1.4%

CME E-mini NASDAQ 100 Index Future	1.1%

CME S&P 500 Index E-mini Future	1.0%

CBOE Volatility Index Future	1.0%

CBOT DJIA E-Mini Index Future	0.9%

Top Commodity Holdings	% Risk Allocation[2]

EUX Mill Wheat Futures Contract	1.6%

LSE Rapeseed Futures Contract	1.6%

ICE Canola Oil Futures Contract	1.2%

KLSE Crude Palm Oil Futures Contract	1.2%

ICE Coffee C Futures Contract	1.2%

1

The Fund seeks to maintain commodity exposure in accordance with its investment guidelines by managing the accumulated notional value of the futures contracts to approximate the net assets of the Fund. Investments in futures contracts obligate the Fund to utilize a small percentage of its net assets to post as margin when obtaining the desired Fund exposure to the various commodity investments; any assets not used as margin will be invested in low-risk investments such as short-term U.S. government securities and other high-quality short-term debt securities with maturities not exceeding one year at the time of investment.

2

Risk Allocation is calculated by multiplying each position’s notional exposure by its realized volatility and dividing by the sum of the Fund’s volatility-adjusted exposure. These numbers will sum to 100% and do not account for the direction of the position or correlations between contracts.

Expense Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended March 31, 2019.

The beginning of the period is October 1, 2018.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Gresham Diversified Commodity Strategy Fund

	Share Class
	Class A	Class C	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$937.40	$933.20	$938.50
Expenses Incurred During the Period	$6.33	$9.93	$5.12
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,018.40	$1,014.66	$1,019.65
Expenses Incurred During the Period	$6.59	$10.35	$5.34

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.31%, 2.06% and 1.06% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Nuveen Gresham Managed Futures Strategy Fund

	Share Class
	A Shares	C Shares	R6 Shares	I Shares
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,027.50	$1,024.00	$1,029.40	$1,028.90
Expenses Incurred During the Period	$7.68	$11.45	$6.17	$6.42
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,017.35	$1,013.61	$1,018.85	$1,018.60
Expenses Incurred During the Period	$7.64	$11.40	$6.14	$6.39

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.52%, 2.27%, 1.22% and 1.27% for Classes A, C, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Nuveen Gresham Diversified Commodity Strategy Fund

Consolidated Portfolio of Investments    March 31, 2019

(Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	SHORT-TERM INVESTMENTS – 91.4%

	REPURCHASE AGREEMENTS – 10.6%

$11,119	Repurchase Agreement with State Street Bank, dated 3/29/19, repurchase price $11,118,672, collateralized by $11,385,000 U.S. Treasury Notes, 2.000%, due 8/31/21, value $11,343,627 (3)	0.050%	4/01/19	N/A	$11,118,626
$11,119	Total Repurchase Agreements (cost $11,118,626)				11,118,626

	U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 80.8%

5,905	Federal Home Loan Bank Bonds	5.375%	5/15/19	Aaa	5,925,925

6,750	Federal Home Loan Bank Bonds	1.750%	5/30/19	Aaa	6,742,161

5,200	Federal Home Loan Bank Bonds	0.875%	7/19/19	Aaa	5,175,295

3,150	Federal Home Loan Bank Bonds	1.000%	9/26/19	Aaa	3,128,086

3,380	Federal Home Loan Bank Bonds	1.250%	10/02/19	Aaa	3,359,459

3,500	Federal National Mortgage Association	0.875%	8/02/19	Aaa	3,481,553

1,958	U.S. Treasury Bills (3), (4)	0.000%	9/12/19	F1+	1,936,888

3,775	U.S. Treasury Notes	0.875%	4/15/19	Aaa	3,772,745

4,725	U.S. Treasury Notes	1.250%	4/30/19	Aaa	4,720,039

4,250	U.S. Treasury Notes	1.250%	5/31/19	Aaa	4,241,486

3,750	U.S. Treasury Notes	0.875%	6/15/19	Aaa	3,737,690

4,000	U.S. Treasury Notes	0.750%	7/15/19	Aaa	3,980,000

4,425	U.S. Treasury Notes	1.000%	8/31/19	Aaa	4,398,381

3,100	U.S. Treasury Notes	0.875%	9/15/19	Aaa	3,078,445

4,750	U.S. Treasury Notes	1.500%	10/31/19	Aaa	4,723,467

4,350	U.S. Treasury Notes	1.000%	11/15/19	Aaa	4,311,258

4,250	U.S. Treasury Notes	1.375%	12/15/19	Aaa	4,219,121

4,000	U.S. Treasury Notes	1.375%	1/15/20	Aaa	3,967,187

2,750	U.S. Treasury Notes	1.250%	1/31/20	Aaa	2,723,359

3,000	U.S. Treasury Notes	1.375%	2/15/20	Aaa	2,972,930

4,250	U.S. Treasury Notes	1.250%	2/29/20	Aaa	4,205,840
$85,218	Total U.S. Government and Agency Obligations (cost $84,764,416)				84,801,315
	Total Short-Term Investments (cost $95,883,042)				95,919,941
	Other Assets Less Liabilities – 8.6% (5)				9,050,722
	Net Assets – 100%				$104,970,663

Investments in Derivatives (6)

Futures Contracts

Commodity Group	Description	Contract Position (7)	Number of Contracts (8)	Expiration Date	Notional Amount (8)	Value (8)	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ (Payable)

Energy	Crude Oil

	ICE Brent Crude Oil Futures Contract	Long	88	July 2019	$5,719,155	$5,914,480	$195,325	$41,360

	ICE Brent Crude Oil Futures Contract	Long	72	September 2019	4,569,858	4,803,840	233,982	34,560

	NYMEX WTI Crude Oil Futures Contract	Long	80	May 2019	4,389,983	4,811,200	421,217	62,051

	NYMEX WTI Crude Oil Futures Contract	Long	29	July 2019	1,754,041	1,751,600	(2,441)	20,777

	NYMEX WTI Crude Oil Futures Contract	Long	90	September 2019	5,387,293	5,447,700	60,407	57,835
	Total Crude Oil		359		21,820,330	22,728,820	908,490	216,583

	Gas Oil

	ICE Low Sulphur Gas Oil Futures Contract	Long	28	May 2019	1,618,830	1,700,300	81,470	16,100

	ICE Low Sulphur Gas Oil Futures Contract	Long	29	July 2019	1,785,538	1,773,350	(12,188)	16,675
	Total Gas Oil		57		3,404,368	3,473,650	69,282	32,775

	Heating Oil

	NYMEX NY Harbor ULSD Futures Contract	Long	12	May 2019	971,516	993,586	22,070	353

	NYMEX NY Harbor ULSD Futures Contract	Long	22	July 2019	1,771,330	1,829,427	58,097	529
	Total Heating Oil		34		2,742,846	2,823,013	80,167	882

	Natural Gas

	NYMEX Natural Gas Futures Contract	Long	126	May 2019	3,390,999	3,354,120	(36,879)	(63,000)

	NYMEX Natural Gas Futures Contract	Long	78	July 2019	2,224,492	2,162,160	(62,332)	(34,320)

	NYMEX Natural Gas Futures Contract	Long	51	September 2019	1,453,822	1,424,430	(29,392)	(20,400)
	Total Natural Gas		255		7,069,313	6,940,710	(128,603)	(117,720)

	Unleaded Gas

	NYMEX Gasoline RBOB Futures Contract	Long	13	May 2019	930,507	1,027,845	97,338	9,376

	NYMEX Gasoline RBOB Futures Contract	Long	24	July 2019	1,849,647	1,866,816	17,169	17,564

	NYMEX Gasoline RBOB Futures Contract	Long	16	September 2019	1,208,451	1,215,917	7,466	11,553
	Total Unleaded Gas		53		3,988,605	4,110,578	121,973	38,493
	Total Energy		758		39,025,462	40,076,771	1,051,309	171,013

Industrial Metals	Aluminum

	LME Primary Aluminum Futures Contract	Long	120	May 2019	5,667,088	5,703,750	36,662	24,000

	LME Primary Aluminum Futures Contract	Short	(57)	May 2019	(2,701,906)	(2,709,281)	(7,375)	(11,400)

	LME Primary Aluminum Futures Contract	Long	20	July 2019	958,750	959,500	750	5,000
	Total Aluminum		83		3,923,932	3,953,969	30,037	17,600

	Copper

	CEC Copper Futures Contract	Long	31	July 2019	2,257,332	2,280,050	22,718	46,446

	CEC Copper Futures Contract	Long	21	September 2019	1,489,391	1,547,175	57,784	32,025

	LME Copper Futures Contract	Long	48	May 2019	7,475,274	7,783,800	308,526	145,113

Nuveen Gresham Diversified Commodity Strategy Fund (continued)

Consolidated Portfolio of Investments    March 31, 2019

(Unaudited)

Investments in Derivatives (6) (continued)

Futures Contracts (continued):

Commodity Group	Description	Contract Position (7)	Number of Contracts (8)	Expiration Date	Notional Amount (8)	Value (8)	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ (Payable)

Industrial Metals (continued)	Copper (continued)

	LME Copper Futures Contract	Short	(33)	May 2019	$(5,208,844)	$(5,351,363)	$(142,519)	$(101,888)

	LME Copper Futures Contract	Long	26	July 2019	4,123,788	4,214,925	91,137	76,875

	LME Copper Futures Contract	Short	(14)	July 2019	(2,244,544)	(2,269,575)	(25,031)	(43,050)

	LME Copper Futures Contract	Long	14	September 2019	2,244,000	2,270,450	26,450	40,300

	LME Copper Futures Contract	Short	(2)	September 2019	(324,750)	(324,350)	400	(6,200)
	Total Copper		91		9,811,647	10,151,112	339,465	189,621

	Lead

	LME Lead Futures Contract	Long	21	May 2019	1,059,363	1,057,088	(2,275)	(1,050)

	LME Lead Futures Contract	Short	(5)	May 2019	(257,644)	(251,688)	5,956	250
	Total Lead		16		801,719	805,400	3,681	(800)

	Nickel

	LME Nickel Futures Contract	Long	17	May 2019	1,229,529	1,321,002	91,473	10,047

	LME Nickel Futures Contract	Short	(14)	May 2019	(1,075,176)	(1,087,884)	(12,708)	(7,092)

	LME Nickel Futures Contract	Long	4	July 2019	310,260	312,192	1,932	2,376

	LME Nickel Futures Contract	Short	(1)	July 2019	(78,048)	(78,048)	—	—
	Total Nickel		6		386,565	467,262	80,697	5,331

	Zinc

	LME Zinc Futures Contract	Long	38	May 2019	2,495,244	2,806,063	310,819	56,656

	LME Zinc Futures Contract	Short	(27)	May 2019	(1,794,325)	(1,993,781)	(199,456)	(41,344)

	LME Zinc Futures Contract	Long	25	July 2019	1,660,775	1,822,813	162,038	33,600

	LME Zinc Futures Contract	Short	(11)	July 2019	(757,175)	(802,038)	(44,863)	(15,400)

	LME Zinc Futures Contract	Long	10	September 2019	684,512	721,125	36,613	12,150
	Total Zinc		35		2,289,031	2,554,182	265,151	45,662
	Total Industrial Metals		231		17,212,894	17,931,925	719,031	257,414

Agriculturals	Corn

	CBOT Corn Futures Contract	Long	216	May 2019	4,138,314	3,850,200	(288,114)	(189,000)

	CBOT Corn Futures Contract	Long	36	July 2019	715,575	659,250	(56,325)	(31,500)
	Total Corn		252		4,853,889	4,509,450	(344,439)	(220,500)

	Soybean Meal

	CBOT Soybean Meal Futures Contract	Long	27	May 2019	844,950	827,550	(17,400)	—

	CBOT Soybean Meal Futures Contract	Long	12	July 2019	378,677	372,000	(6,677)	(240)
	Total Soybean Meal		39		1,223,627	1,199,550	(24,077)	(240)

	Soybean Oil

	CBOT Soybean Oil Futures Contracts	Long	72	May 2019	1,316,240	1,225,152	(91,088)	(11,664)

Investments in Derivatives (6) (continued)

Futures Contracts (continued):

Commodity Group	Description	Contract Position (7)	Number of Contracts (8)	Expiration Date	Notional Amount (8)	Value (8)	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ (Payable)

Agriculturals (continued)	Soybeans

	CBOT Soybean Futures Contracts	Long	98	May 2019	$4,545,886	$4,332,825	$(213,061)	$(25,725)

	CBOT Soybean Futures Contracts	Long	24	July 2019	1,132,800	1,077,300	(55,500)	(6,300)
	Total Soybeans		122		5,678,686	5,410,125	(268,561)	(32,025)

	Wheat

	CBOT KC HRW Wheat Futures Contract	Long	10	May 2019	249,000	215,000	(34,000)	(4,375)

	CBOT KC HRW Wheat Futures Contract	Long	27	July 2019	683,169	590,963	(92,206)	(12,150)

	CBOT Wheat Futures Contract	Long	29	May 2019	760,492	663,738	(96,754)	(9,788)

	CBOT Wheat Futures Contract	Long	46	July 2019	1,206,858	1,066,050	(140,808)	(16,100)

	CBOT Wheat Futures Contract	Long	19	September 2019	455,809	447,450	(8,359)	(7,363)

	MGEX Red Spring Wheat Futures Contract	Long	2	May 2019	56,937	55,474	(1,463)	(525)

	MGEX Red Spring Wheat Futures Contract	Long	4	July 2019	113,522	111,400	(2,122)	(800)
	Total Wheat		137		3,525,787	3,150,075	(375,712)	(51,101)
	Total Agriculturals		622		16,598,229	15,494,352	(1,103,877)	(315,530)

Precious Metals	Gold

	CEC Gold 100 oz Futures Contract	Long	76	June 2019	9,926,230	9,868,600	(57,630)	24,320

	Palladium

	NYMEX Palladium Futures Contract	Long	7	June 2019	943,915	939,260	(4,655)	22,470

	Platinum

	NYMEX Platinum Futures Contract	Long	19	July 2019	784,023	811,395	27,372	9,785

	Silver

	CEC Silver Futures Contract	Long	36	May 2019	2,840,819	2,719,800	(121,019)	24,660
	Total Precious Metals		138		14,494,987	14,339,055	(155,932)	81,235

Foods & Fibers	Cocoa

	ICE Cocoa Futures Contract	Long	32	July 2019	719,909	726,400	6,491	5,120

	Coffee

	ICE Coffee C Futures Contract	Long	40	May 2019	1,579,415	1,417,500	(161,915)	7,500

	LIFFE Coffee Robusta Futures Contract	Long	14	May 2019	216,966	203,840	(13,126)	(5,040)
	Total Coffee		54		1,796,381	1,621,340	(175,041)	2,460

	Cotton

	ICE Cotton No. 2 Futures Contract	Long	38	May 2019	1,375,336	1,474,590	99,254	31,296

	ICE Cotton No. 2 Futures Contract	Long	11	July 2019	414,386	430,705	16,319	7,135
	Total Cotton		49		1,789,722	1,905,295	115,573	38,431

Nuveen Gresham Diversified Commodity Strategy Fund (continued)

Consolidated Portfolio of Investments    March 31, 2019

(Unaudited)

Investments in Derivatives (6) (continued)

Futures Contracts (continued):

Commodity Group	Description	Contract Position (7)	Number of Contracts (8)	Expiration Date	Notional Amount (8)	Value (8)	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ (Payable)

Foods & Fibers (continued)	Sugar

	ICE Sugar 11 Futures Contract	Long	82	May 2019	$1,162,505	$1,150,755	$(11,750)	$—

	ICE Sugar 11 Futures Contract	Long	70	July 2019	1,065,607	991,760	(73,847)	1,568

	ICE White Sugar Futures Contract	Long	14	May 2019	240,016	227,360	(12,656)	(1,260)
	Total Sugar		166		2,468,128	2,369,875	(98,253)	308
	Total Foods & Fibers		301		6,774,140	6,622,910	(151,230)	46,319

Livestock	Feeder Cattle

	CME Feeder Cattle Futures Contract	Long	23	May 2019	1,690,504	1,710,913	20,409	(10,350)

	Lean Hogs

	CME Lean Hogs Futures Contract	Long	58	June 2019	1,854,725	2,054,360	199,635	(75,400)

	Live Cattle

	CME Live Cattle Futures Contract	Long	79	June 2019	3,756,495	3,760,400	3,905	(19,750)

	CME Live Cattle Futures Contract	Long	58	August 2019	2,685,842	2,683,659	(2,183)	(19,140)
	Total Live Cattle		137		6,442,337	6,444,059	1,722	(38,890)
	Total Livestock		218		9,987,566	10,209,332	221,766	(124,640)
	Total Futures Contracts		2,268		$104,093,278	$104,674,345	$581,067	$115,811
	Total receivable for variation margin on futures contracts							$907,425
	Total payable for variation margin on futures contracts							$(791,614)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Consolidated Portfolio of Investments are based on net assets.

(2)

For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)

As of the end of the reporting period, security was held at the Subsidiary level. Refer to Notes to Financial Statements, Note 1 – General Information and Significant Accounting Policies, Subsidiary and Note 8 – Basis for Consolidation and Subsidiary Information for more information.

(4)	Investment has been pledged to collateralize the net payment obligations for investments in derivatives.

(5)

Other assets less liabilities includes the unrealized appreciation (depreciation) of futures contracts, which are recognized as part of the cash collateral at brokers for investments in futures contracts and/or receivable or payable for variation margin on futures contracts as presented on the Statement of Assets and Liabilities.

(6)

As of the end of the reporting period, 100% of the Fund’s investments in derivatives are held at the Subsidiary level. Refer to Notes to Financial Statements, Note 1 – General Information and Significant Accounting Policies, Subsidiary and Note 8 – Basis for Consolidation and Subsidiary Information for more information.

(7)

The Fund expects to invest only in long futures contracts. Some short futures positions arise in futures contracts traded on the London Metal Exchange (“LME”) solely as the result of closing existing long LME futures positions. For every short LME futures contract outstanding, the Fund had previously entered into a long LME futures contract. The London Clearing House is the counterparty for both the long and short position.

(8)	Total Number of Contracts, Notional Amount and Value include the net effect of LME short futures positions.

N/A	Not applicable

CBOT	Chicago Board of Trade

CEC	Commodities Exchange Center

CME	Chicago Mercantile Exchange

ICE	Intercontinental Exchange

KC HRW	Kansas City Hard Red Winter

LIFFE	London International Financial Futures Exchange

LME	London Metal Exchange

MGEX	Minneapolis Grain Exchange

NY Harbor ULSD	New York Harbor Ultra-Low Sulfur Diesel

NYMEX	New York Mercantile Exchange

RBOB	Reformulated Gasoline Blendstock for Oxygen Blending

WTI	West Texas Intermediate

See accompanying notes to financial statements.

Nuveen Gresham Managed Futures Strategy Fund

Consolidated Portfolio of Investments    March 31, 2019

(Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	SHORT-TERM INVESTMENTS – 91.2%

	REPURCHASE AGREMENTS – 15.0%

$2,080	Repurchase Agreement with Fixed Income Clearing Corporation, dated 3/29/19, repurchase price $2,079,718, collateralized by $2,075,000 U.S. Treasury Notes, 2.500%, due 3/31/23, value $2,124,885	1.200%	4/01/19	N/A	$2,079,510

1,769	Repurchase Agreement with State Street Bank, dated 3/29/19, repurchase price $1,769,375, collateralized by $1,815,000 U.S. Treasury Notes, 2.000%, due 8/31/21, value $1,808,404, (3)	0.050%	4/01/19	N/A	1,769,368
$3,849	Total Repurchase Agreements (cost $3,848,878)				3,848,878

	U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 76.2%

10,000	U.S. Treasury Bills	0.000%	6/27/19	F1+	9,943,188

9,748	U.S. Treasury Bills	0.000%	9/19/19	F1+	9,637,903
$19,748	Total U.S. Government and Agency Obligations (cost $19,580,041)				19,581,091
	Total Short-Term Investments (cost $23,428,919)				23,429,969
	Other Assets Less Liabilities – 8.8% (4)				2,270,118
	Net Assets – 100%				$25,700,087

Investments in Derivatives

Futures Contracts

Fixed Income Group	Description	Contract Position	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ (Payable)

	CBOT 30-Day Fed Fund Future	Long	40	December 2019	$16,280,660	$16,303,804	$23,144	$(6,667)

	CBOT U.S. Treasury 2-Year Note Future	Long	80	June 2019	16,995,483	17,047,500	52,017	(17,500)

	CBOT U.S. Treasury 5-Year Note Future	Long	50	June 2019	5,746,253	5,791,406	45,153	(11,328)

	CBOT U.S. Treasury 10-Year Note Future	Long	24	June 2019	2,936,644	2,981,250	44,606	(6,750)

	CBOT U.S. Treasury Long Bond Future	Long	8	June 2019	1,166,269	1,197,250	30,981	(3,000)

	CBOT U.S. Treasury Ultra 10-Year Note Future	Long	16	June 2019	2,082,409	2,124,500	42,091	(4,500)

	CBOT U.S. Treasury Ultra Bond Future	Long	7	June 2019	1,145,979	1,176,000	30,021	(2,250)

	CME 3-Month Eurodollar Future	Long	51	December 2019	12,422,398	12,440,175	17,777	(6,375)

	CME 3-Month Euroswiss Futures Contract	Long	484	December 2019	122,313,723	122,415,667	101,944	41

	EUX 10-Year Euro-BUND Future	Long	13	June 2019	2,375,968	2,425,695	49,727	(747)

	EUX 2-Year Euro-Schatz Future	Long	332	June 2019	41,640,244	41,701,852	61,608	5,280

	EUX 30-Year Euro-BUXL Future	Long	10	June 2019	2,043,479	2,149,947	106,468	(9,240)

	EUX 5-Year Euro-BOBL Future	Long	92	June 2019	13,627,542	13,740,185	112,643	4,089

	EUX Euro-BTP Italian Bond Future	Long	20	June 2019	2,855,613	2,904,660	49,047	(2,935)

Investments in Derivatives (continued)

Futures Contracts (continued):

Fixed Income Group	Description	Contract Position	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ (Payable)

	EUX French Bond Euro-OAT Future	Long	28	June 2019	$4,981,560	$5,109,303	$127,743	$(2,873)

	EUX Short-Term Euro-BTP Future	Long	93	June 2019	11,552,909	11,579,828	26,919	(6,271)

	ICE 3-Month Euro-Euribor Future	Long	429	December 2019	120,526,023	120,680,672	154,649	5,962

	ICE 90-Day Sterling Future	Long	245	December 2019	39,498,472	39,552,465	53,993	1,848

	ICE Long Gilt Future	Long	11	June 2019	1,830,516	1,853,477	22,961	1,237

	Montreal Exchange 10-Year Canadian Bond Future	Long	35	June 2019	3,579,425	3,641,561	62,136	(20,997)

	OSE Japanese 10-Year Bond Future	Long	17	June 2019	23,413,722	23,511,324	97,602	(3,291)

	SFE 10-Year Australian Bond Future	Long	15	June 2019	1,444,895	1,475,731	30,836	(5,789)

	SFE 3-Year Australian Bond Future	Long	137	June 2019	10,996,133	11,054,743	58,610	(7,480)
	Total Fixed Income Futures Contracts		2,237		$461,456,319	$462,858,995	$1,402,676	$(99,536)
	Aggregate Long Fixed Income Futures Contracts		2,237		461,456,319	462,858,995	1,402,676	(99,536)
	Aggregate Short Fixed Income Futures Contracts		—		—	—	—	—

Currency Group	Description	Contract Position	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ (Payable)

	CME Australian Dollar Currency Futures Contract	Short	(7)	June 2019	$(496,504)	$(497,630)	$(1,126)	$(1,470)

	CME Brazilian Real Currency Futures Contract	Short	(35)	May 2019	(894,040)	(892,675)	1,365	160

	CME British Pound Currency Futures Contract	Long	5	June 2019	413,731	408,000	(5,731)	(1,656)

	CME Canadian Dollar Currency Futures Contract	Short	(19)	June 2019	(1,423,528)	(1,425,570)	(2,042)	(8,550)

	CME Euro Currency Futures Contract	Short	(11)	June 2019	(1,558,717)	(1,552,169)	6,548	1,500

	CME Euro FX/British Pound Cross Rate Currency Futures Contract	Short	(15)	June 2019	(2,104,637)	(2,111,434)	(6,797)	(6,226)

	CME Euro FX/Japanese Yen Cross Rate Currency Futures Contract	Short	(12)	June 2019	(1,689,169)	(1,682,848)	6,321	(2,049)

	CME Euro FX/Swiss Francs Cross Rate Currency Futures Contract	Short	(28)	June 2019	(3,946,979)	(3,923,023)	23,956	1,264

	CME Japanese Yen Currency Futures Contract	Short	(8)	June 2019	(905,063)	(907,850)	(2,787)	2,100

	CME Mexican Peso Currency Futures Contract	Long	66	June 2019	1,706,901	1,678,050	(28,851)	(4,620)

	CME New Zealand Dollar Currency Futures Contract	Long	3	June 2019	206,816	204,570	(2,246)	630

	CME Swiss Franc Currency Futures Contract	Short	(14)	June 2019	(1,752,581)	(1,769,950)	(17,369)	1,225

	ICE U.S. Dollar Index Futures Contract	Long	12	June 2019	1,158,943	1,162,140	3,197	891

	SGX Indian Rupee/USD Currency Futures Contract	Long	91	April 2019	2,638,780	2,618,070	(20,710)	4,368
	Total Currency Futures Contracts		28		$(8,646,047)	$(8,692,319)	$(46,272)	$(12,433)
	Aggregate Long Currency Futures Contracts		177		6,125,171	6,070,830	(54,341)	(387)
	Aggregate Short Currency Futures Contracts		(149)		(14,771,218)	(14,763,149)	8,069	(12,046)

Nuveen Gresham Managed Futures Strategy Fund (continued)

Consolidated Portfolio of Investments    March 31, 2019

(Unaudited)

Investments in Derivatives (continued)

Futures Contracts (continued):

Equity Group	Description	Contract Position	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ (Payable)

	ASX Share Price Index 200 Future	Long	3	June 2019	$329,324	$328,629	$(695)	$157

	CBOE Volatility Index Future	Short	(9)	April 2019	(141,221)	(137,025)	4,196	3,600

	CBOT DJIA E-Mini Index Future	Long	5	June 2019	637,534	648,325	10,791	4,900

	CME E-mini NASDAQ 100 Index Future	Long	4	June 2019	586,034	592,040	6,006	3,880

	CME E-mini Russell 2000 Index Future	Short	(1)	June 2019	(77,113)	(77,190)	(77)	(180)

	CME S&P 500 Index E-mini Future	Long	4	June 2019	562,872	567,560	4,688	3,360

	EOE Amsterdam Index Future	Long	1	April 2019	119,591	122,930	3,339	1,184

	EOP CAC 40 Index Future	Long	2	April 2019	119,070	119,870	800	1,200

	EUX DAX Index Future	Short	(1)	June 2019	(322,937)	(323,471)	(534)	(2,440)

	EUX EURO STOXX 50 Index Future	Long	2	June 2019	73,543	73,407	(136)	696

	EUX MSCI Europe Index Future	Long	4	June 2019	97,368	97,660	292	606

	EUX STOXX 600 Banks Index Future	Short	(35)	June 2019	(266,085)	(263,639)	2,446	(1,667)

	EUX STOXX Europe 600 Index Future	Long	4	March 2019	83,507	83,526	19	561

	EUX Swiss Market New Index Future	Long	2	June 2019	184,757	186,794	2,037	1,446

	ICE FTSE 100 Index Future	Long	1	June 2019	92,676	93,926	1,250	637

	ICE FTSE 250 Index Future	Short	(1)	June 2019	(48,925)	(49,320)	(395)	(530)

	ICE MSCI Emerging Markets Index Future	Long	2	June 2019	104,709	105,740	1,031	1,000

	MexDer Mexican Bolsa Index Future	Short	(11)	June 2019	(241,340)	(246,712)	(5,372)	(1,070)

	MIL FTSE/MIB Index Future	Long	4	June 2019	457,679	465,324	7,645	3,330

	Montreal Exchange S&P/TSX 60 Index Future	Long	4	June 2019	570,897	572,964	2,067	(2,845)

	OMX Stockholm OMXS30 Index Future	Long	10	April 2019	166,464	166,312	(152)	592

	OSE TOPIX Index Future	Short	(2)	June 2019	(285,923)	(287,287)	(1,364)	(1,534)

	SAF FTSE/JSE Top 40 Index Future	Short	(1)	June 2019	(34,975)	(35,196)	(221)	(307)

	SGX FTSE China A50 Index Future	Long	24	April 2019	303,576	315,000	11,424	12,420

	SGX MSCI Singapore Index Future	Short	(1)	April 2019	(26,447)	(26,541)	(94)	(148)

	SGX MSCI Taiwan Index Future	Long	6	April 2019	231,057	234,420	3,363	2,460

	TEF SET50 Index Future	Short	(4)	June 2019	(27,250)	(27,311)	(61)	(33)
	Total Equity Futures Contracts		16		$3,248,442	$3,300,735	$52,293	$31,275
	Aggregate Long Equity Futures Contracts		46		4,334,982	4,387,858	52,876	32,733
	Aggregate Short Equity Futures Contracts		(30)		(1,086,540)	(1,087,123)	(583)	(1,458)

Commodity Group (5)	Description	Contract Position	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ (Payable)

Energy	Crude Oil

	ICE Brent Crude Oil Futures Contract	Long	1	June 2019	$68,050	$67,580	$(470)	$480

	Gas Oil

	ICE Low Sulphur Gas Oil Futures Contract	Long	2	May 2019	122,925	121,450	(1,475)	1,150

Investments in Derivatives (continued)

Futures Contracts (continued):

Commodity Group (5)	Description	Contract Position	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ (Payable)

Energy (continued)	Natural Gas

	ICE Natural Gas Futures Contract	Short	(5)	May 2019	$(78,532)	$(69,871)	$8,661	$1,335

	NYMEX Natural Gas Futures Contract	Long	9	May 2019	254,260	239,580	(14,680)	(4,500)
	Total Natural Gas		4		175,728	169,709	(6,019)	(3,165)

	Unleaded Gas

	NYMEX Gasoline RBOB Futures Contract	Long	1	May 2019	80,464	79,065	(1,399)	781
	Total Energy		8		447,167	437,804	(9,363)	(754)

Industrial Metals	Aluminum

	LME Primary Aluminum Futures Contract	Long	3	April 2019	142,938	142,519	(419)	325

	LME Primary Aluminum Futures Contract	Short	(6)	April 2019	(279,807)	(285,038)	(5,231)	(975)
	Total Aluminum		(3)		(136,869)	(142,519)	(5,650)	(650)

	Copper

	CEC Copper Futures Contract	Long	2	May 2019	147,488	146,800	(688)	1,587

	LME Copper Futures Contract	Long	1	April 2019	160,350	162,213	1,863	3,088
	Total Copper		3		307,838	309,013	1,175	4,675

	Nickel

	LME Nickel Futures Contract	Long	4	April 2019	317,172	310,068	(7,104)	2,400

	Zinc

	LME Zinc Futures Contract	Long	5	April 2019	353,088	371,844	18,756	8,219

	LME Zinc Futures Contract	Short	(1)	April 2019	(73,244)	(74,369)	(1,125)	(1,644)
	Total Zinc		4		279,844	297,475	17,631	6,575
	Total Industrial Metals		8		767,985	774,037	6,052	13,000

Agriculturals	Corn

	CBOT Corn Futures Contract	Short	(18)	May 2019	(336,125)	(320,850)	15,275	15,750

	Canola Oil

	ICE Canola Oil Futures Contract	Short	(90)	May 2019	(639,577)	(613,267)	26,310	17

	Rapeseed

	LSE Rapeseed Futures Contract	Short	(65)	May 2019	(1,318,392)	(1,303,334)	15,058	906

	Soybean Meal

	CBOT Soybean Meal Futures Contract	Short	(11)	May 2019	(334,590)	(337,150)	(2,560)	—

	Soybean Oil

	CBOT Soybean Oil	Short	(25)	May 2019	(436,452)	(425,400)	11,052	3,726

	Soybeans

	CBOT Soybean Futures Contract	Short	(8)	May 2019	(361,163)	(353,700)	7,463	2,100

Nuveen Gresham Managed Futures Strategy Fund (continued)

Consolidated Portfolio of Investments    March 31, 2019

(Unaudited)

Investments in Derivatives (continued)

Futures Contracts (continued):

Commodity Group (5)	Description	Contract Position	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ (Payable)

Agriculturals (continued)	Wheat

	CBOT KC HRW Wheat Futures Contract	Short	(12)	May 2019	$(285,150)	$(258,000)	$27,150	$5,250

	CBOT Wheat Futures Contract	Short	(6)	May 2019	(141,738)	(137,325)	4,413	2,025

	EUX Mill Wheat Futures Contract	Short	(80)	May 2019	(850,665)	(833,460)	17,205	1,116
	Total Wheat		(98)		(1,277,553)	(1,228,785)	48,768	8,391
	Total Agriculturals		(315)		(4,703,852)	(4,582,486)	121,366	30,890

Precious Metals	Gold

	CEC Gold 100 oz Futures Contract	Long	4	June 2019	524,900	519,400	(5,500)	1,280

	TOCOM Gold Futures Contract	Long	9	February 2020	374,267	372,083	(2,184)	(4,227)
	Total Gold		13		899,167	891,483	(7,684)	(2,947)

	Palladium

	NYMEX Palladium Futures Contract	Long	1	June 2019	144,550	134,180	(10,370)	3,210

	Platinum

	NYMEX Platinum Futures Contract	Long	2	July 2019	87,415	85,410	(2,005)	1,030

	TOCOM Platinum Futures Contract	Long	1	February 2020	13,728	13,575	(153)	(122)
	Total Platinum		3		101,143	98,985	(2,158)	908

	Silver

	CEC Silver Futures Contract	Short	(1)	May 2019	(75,675)	(75,550)	125	—
	Total Precious Metals		16		1,069,185	1,049,098	(20,087)	1,171

Foods & Fibers	Cocoa

	ICE Cocoa Futures Contract	Short	(4)	May 2019	(84,841)	(90,025)	(5,184)	(927)

	ICE Cocoa Futures Contract	Short	(2)	July 2019	(43,770)	(45,400)	(1,630)	(320)
	Total Cocoa		(6)		(128,611)	(135,425)	(6,814)	(1,247)

	Coffee

	ICE Coffee C Futures Contract	Short	(10)	May 2019	(385,350)	(354,375)	30,975	(1,875)

	Cotton

	ICE Cotton No. 2 Futures Contract	Short	(3)	May 2019	(107,925)	(116,415)	(8,490)	(2,610)

	Palm Oil

	KLSE Crude Palm Oil Futures Contract	Short	(39)	June 2019	(503,873)	(502,964)	909	3,346

	Sugar

	ICE Sugar 11 Futures Contract	Short	(5)	May 2019	(69,250)	(70,168)	(918)	—
	Total Foods & Fibers		(63)		(1,195,009)	(1,179,347)	15,662	(2,386)

Livestock	Feeder Cattle

	CME Feeder Cattle Futures Contract	Long	3	May 2019	231,188	223,163	(8,025)	(1,350)

	Lean Hogs

	CME Lean Hogs Futures Contract	Long	2	June 2019	73,900	70,840	(3,060)	(1,300)

Investments in Derivatives (continued)

Futures Contracts (continued):

Commodity Group (5)	Description	Contract Position	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ (Payable)

Livestock (continued)	Live Cattle

	CME Live Cattle Futures Contract	Long	10	June 2019	$483,190	$476,000	$(7,190)	$(2,500)
	Total Livestock		15		788,278	770,003	(18,275)	(5,150)
	Total Commodity Futures Contracts		(331)		(2,826,246)	(2,730,891)	95,355	36,771
	Aggregate Long Commodity Futures Contracts		60		3,579,873	3,535,770	(44,103)	9,551
	Aggregate Short Commodity Futures Contracts		(391)		(6,406,119)	(6,266,661)	139,458	27,220
	Total Futures Contracts		1,950		$453,232,468	$454,736,520	$1,504,052	$(43,923)
	Total receivable for variation margin on futures contracts							$131,745
	Total payable for variation margin on futures contracts							$(175,668)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Consolidated Portfolio of Investments are based on net assets.

(2)

For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)	As of the end of the reporting period, repurchase agreement was held at the Subsidiary level.

(4)

Other assets less liabilities includes the unrealized appreciation (depreciation) of futures contracts, which are recognized as part of the cash collateral at brokers for investments in futures contracts and/or receivable or payable for variation margin on futures contracts as presented on the Statement of Assets and Liabilities.

(5)

As of the end of the reporting period, 100% of the Fund’s investments in derivatives are held at the Subsidiary level. Refer to Notes to Financial Statements, Note 1 – General Information and Significant Accounting Policies, Subsidiary and Note 8 – Basis for Consolidation and Subsidiary Information for more information.

N/A	Not applicable

ASX	Australian Stock Exchange

CBOE	Chicago Board Options Exchange

CBOT	Chicago Board of Trade

CEC	Commodities Exchange Center

CME	Chicago Mercantile Exchange

DJIA	Dow Jones Industrial Average

EOE	Euronext Amsterdam

EOP	Euronext Paris

EUX	Eurex Exchange

FTSE	Financial Times Stock Exchange

ICE	Intercontinental Exchange

JSE	Johannesburg Stock Exchange

KC HRW	Kansas City Hard Red Winter

KLSE	Bursa Malaysia

LME	London Metal Exchange

LSE	London Stock Exchange

MexDer	Mexican Derivatives Exchange

MIL	Milan Exchange

MSCI	Morgan Stanley Capital International

NYMEX	New York Mercantile Exchange

OMX	Stockholm Stock Exchange

OSE	Osaka Stock Exchange

RBOB	Reformulated Gasoline Blendstock for Oxygen Blending

S&P	Standard and Poor’s

SAF	South African Futures Exchange

SFE	Sydney Futures Exchange

SGX	Singapore Exchange Limited

TEF	Thailand Futures Exchange

TOCOM	Tokyo Commodity Exchange

See accompanying notes to financial statements.

Consolidated Statement of Assets and Liabilities

March 31, 2019

(Unaudited)

	Gresham Diversified Commodity Strategy	Gresham Managed Futures Strategy

Assets

Short-term investments, at value (cost $95,883,042 and $23,428,919, respectively)	$95,919,941	$23,429,969

Cash	3,358	—

Cash collateral at brokers for investments in futures contracts(1)	3,897,336	2,378,232

Receivable for:

Interest	398,413	215

Investments sold	4,500,000	—

Shares sold	534,532	—

Variation margin on futures contracts	907,425	131,745

Other assets	26,665	15,513

Total assets	106,187,670	25,955,674

Liabilities

Payable for:

Shares redeemed	194,911	—

Variation margin on futures contracts	791,614	175,668

Accrued expenses:

Custodian fees	36,905	20,524

Management fees	91,004	36,559

Professional fees	46,959	19,470

Shareholder reporting expenses	40,963	924

Trustees fees	8,121	193

12b-1 distribution and service fees	1,799	26

Other	4,731	2,223

Total liabilities	1,217,007	255,587

Net assets	$104,970,663	$25,700,087

See accompanying notes to financial statements.

	Gresham Diversified Commodity Strategy	Gresham Managed Futures Strategy

Class A Shares

Net assets	$1,716,099	$25,698

Shares outstanding	160,580	1,250

Net asset value (“NAV”) per share	$10.69	$20.56

Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$11.34	$21.81

Class C Shares

Net assets	$1,657,693	$25,603

Shares outstanding	159,790	1,250

NAV and offering price per share	$10.37	$20.48

Class R6 Shares

Net assets	$—	$25,623,091

Shares outstanding	—	1,246,250

NAV and offering price per share	$—	$20.56

Class I Shares

Net assets	$101,596,871	$25,695

Shares outstanding	9,393,416	1,250

NAV and offering price per share	$10.82	$20.56

Fund level net assets consist of:

Capital paid-in	$114,679,892	$25,000,000

Total distributable earnings	(9,709,229)	700,087

Fund level net assets	$104,970,663	$25,700,087

Authorized shares – per class	Unlimited	Unlimited

Par value per share	$0.01	$0.01
(1)

Cash pledged to collateralize the net payment obligations for investments in futures is in addition to the Fund’s securities pledged as collateral as noted in the Fund’s Consolidated Portfolio of Investments.

See accompanying notes to financial statements.

Consolidated Statement of Operations

Six Months Ended March 31, 2019

(Unaudited)

	Gresham Diversified Commodity Strategy	Gresham Managed Futures Strategy

Interest Income	$1,212,802	$233,097

Expenses

Management fees	566,614	118,913

12b-1 service fees – Class A Shares	3,002	31

12b-1 distribution and service fees – Class C Shares	9,232	124

Shareholder servicing agent fees	30,000	519

Custodian fees	27,292	20,596

Trustees fees	8,264	12,095

Professional fees	34,415	22,627

Shareholder reporting expenses	26,934	1,259

Federal and state registration fees	34,080	5,839

Other	8,849	4,905

Total expenses before fee waiver/expense reimbursement	748,682	186,908

Fee waiver/expense reimbursement	(108,703)	(35,141)

Net expenses	639,979	151,767

Net investment income (loss)	572,823	81,330

Realized and Unrealized Gain (Loss)

Net realized gain (loss) from:

Investments and foreign currency	(13,668)	7,109

Futures contracts	(9,964,163)	(861,816)

Change in net unrealized appreciation (depreciation) of:

Investments and foreign currency	134,623	4,467

Futures contracts	618,555	1,504,052

Net realized and unrealized gain (loss)	(9,224,653)	653,812

Net increase (decrease) in net assets from operations	$(8,651,830)	$735,142

See accompanying notes to financial statements.

Consolidated Statement of Changes in Net Assets

(Unaudited)

	Gresham Diversified Commodity Strategy		Gresham Managed Futures Strategy
	Six Months Ended 3/31/19	Year Ended 9/30/18	For the Period 10/1/18 (commencement of operations) through 3/31/19

Operations

Net investment income (loss)	$572,823	$455,159	$81,330

Net realized gain (loss) from:

Investments and foreign currency	(13,668)	(2,208)	7,109

Futures contracts	(9,964,163)	8,994,237	(861,816)

Change in net unrealized appreciation (depreciation) of:

Investments and foreign currency	134,623	(58,978)	4,467

Futures contracts	618,555	(3,149,875)	1,504,052

Net increase (decrease) in net assets from operations	(8,651,830)	6,238,335	735,142

Distributions to Shareholders

From net investment income:

Class A Shares	(134,319)	(33,616)	—

Class C Shares	(111,269)	(7,375)	—

Class R6 Shares	—	—	(35,020)

Class I Shares	(7,402,543)	(2,011,119)	(35)

Decrease in net assets from distributions to shareholders	(7,648,131)	(2,052,110)	(35,055)

Fund Share Transactions

Proceeds from sale of shares	27,056,877	77,967,052	25,000,000

Proceeds from shares issued to shareholders due to reinvestment of distributions	6,014,476	1,622,835	—

	33,071,353	79,589,887	25,000,000

Cost of shares redeemed	(48,152,480)	(44,404,527)	—

Net increase (decrease) in net assets from Fund share transactions	(15,081,127)	35,185,360	25,000,000

Net increase (decrease) in net assets	(31,381,088)	39,371,585	25,700,087

Net assets at the beginning of period	136,351,751	96,980,166	—

Net assets at the end of period	$104,970,663	$136,351,751	$25,700,087

See accompanying notes to financial statements.

Financial Highlights

(Unaudited)

Gresham Diversified Commodity Strategy

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended September 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV

Class A (7/12)

2019(e)	$12.29	$0.04	$(0.86)	$(0.82)	$(0.78)	$—	$(0.78)	$10.69

2018	11.75	0.03	0.74	0.77	(0.23)	—	(0.23)	12.29

2017	11.48	(0.08)	0.35	0.27	—	—	—	11.75

2016	12.14	(0.09)	(0.57)	(0.66)	—	—	—	11.48

2015	16.75	(0.17)	(4.44)	(4.61)	—	—	—	12.14

2014	17.91	(0.23)	(0.93)	(1.16)	—	—	—	16.75

Class C (7/12)

2019(e)	11.87	— *	(0.83)	(0.83)	(0.67)	—	(0.67)	10.37

2018	11.35	(0.05)	0.70	0.65	(0.13)	—	(0.13)	11.87

2017	11.18	(0.16)	0.33	0.17	—	—	—	11.35

2016	11.91	(0.18)	(0.55)	(0.73)	—	—	—	11.18

2015	16.57	(0.28)	(4.38)	(4.66)	—	—	—	11.91

2014	17.81	(0.35)	(0.89)	(1.24)	—	—	—	16.57

Class I (7/12)

2019(e)	12.45	0.06	(0.87)	(0.81)	(0.82)	—	(0.82)	10.82

2018	11.91	0.05	0.75	0.80	(0.26)	—	(0.26)	12.45

2017	11.61	(0.04)	0.34	0.30	—	—	—	11.91

2016	12.24	(0.08)	(0.55)	(0.63)	—	—	—	11.61

2015	16.86	(0.13)	(4.49)	(4.62)	—	—	—	12.24

2014	17.95	(0.18)	(0.91)	(1.09)	—	—	—	16.86

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)	Expenses		Net Investment Income (Loss)	Portfolio Turnover Rate(d)

(6.26)%	$1,716	1.50	%**	0.54%**	1.31	%**	0.72%**	0%

6.53	3,397	1.58		(0.04)	1.31		0.23	0

2.35	856	1.60		(0.98)	1.32		(0.69)	0

(5.44)	9,252	1.72		(1.18)	1.31		(0.78)	0

(27.52)	672	1.53		(1.41)	1.31		(1.20)	0

(6.48)	496	2.00		(1.91)	1.32		(1.23)	0

(6.68)	1,658	2.25	**	(0.19)**	2.06	**	(0.01)**	0

5.76	2,004	2.33		(0.73)	2.06		(0.46)	0

1.52	324	2.42		(1.72)	2.08		(1.38)	0

(6.13)	391	2.37		(1.94)	2.06		(1.63)	0

(28.12)	620	2.29		(2.18)	2.06		(1.96)	0

(6.96)	952	2.81		(2.73)	2.07		(1.98)	0

(6.15)	101,597	1.25	**	0.81 **	1.06	**	0.99 **	0

6.81	130,951	1.34		0.11	1.06		0.38	0

2.58	95,799	1.44		(0.72)	1.09		(0.37)	0

(5.15)	75,265	1.32		(0.96)	1.06		(0.70)	0

(27.40)	231,199	1.26		(1.14)	1.06		(0.94)	0

(6.07)	58,234	1.83		(1.75)	1.07		(0.98)	0

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)

Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.

(c)	After fee waiver and/or expense reimbursement from the Adviser. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)

Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales divided by the average long-term market value during the period. The Fund did not invest in any long-term securities during the periods presented herein.

(e)	For the six months ended March 31, 2019.
*	Rounds to less than $0.01 per share.
**	Annualized.

See accompanying notes to financial statements.

Financial Highlights (Unaudited) (continued)

Gresham Managed Futures Strategy

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended September 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV

Class A (10/18)

2019(e)	$20.00	$0.04	$0.52	$0.56	$—	$—	$—	$20.56

Class C (10/18)

2019(e)	20.00	(0.04)	0.52	0.48	—	—	—	20.48

Class R6 (10/18)

2019(e)	20.00	0.07	0.52	0.59	(0.03)	—	(0.03)	20.56

Class I (10/18)

2019(e)	20.00	0.06	0.53	0.59	(0.03)	—	(0.03)	20.56

See accompanying notes to financial statements.

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

2.75%	$26	1.80	%*	0.08	%*	1.52	%*	0.36	%*	0%

2.40	26	2.55	*	(0.67	)*	2.27	*	(0.39	)*	0

2.94	25,623	1.51	*	0.37	*	1.22	*	0.66	*	0

2.89	26	1.55	*	0.33	*	1.27	*	0.61	*	0

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)

Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.

(c)	After fee waiver and/or expense reimbursement from the Adviser. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)

Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales divided by the average long-term market value during the period. The Fund did not invest in any long-term securities during the periods presented herein.

(e)	For the period October 1, 2018 (commencement of operations) through March 31, 2019.
*	Annualized.

See accompanying notes to financial statements.

Notes to Financial Statements

(Unaudited)

1. General Information and Significant Accounting Policies

General Information

Trust and Fund Information

The Nuveen Investment Trust V (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Gresham Diversified Commodity Strategy Fund (“Gresham Diversified Commodity Strategy”) and Nuveen Gresham Managed Futures Strategy Fund (“Gresham Managed Futures Strategy”) (each a “Fund” and collectively the “Funds”), as diversified funds, among others. The Trust was organized as a Massachusetts business trust on September 27, 2006.

The end of the reporting period for the Funds is March 31, 2019, and the period covered by these Notes to Financial Statements for Gresham Diversified Commodity Strategy is the six months ended March 31, 2019, and since the commencement of operations October 1, 2018 for Gresham Managed Futures Strategy Fund (the “current fiscal period”).

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Gresham Investment Management LLC (“Gresham”), an affiliate of the Adviser and Nuveen Asset Management, LLC (“NAM”), a subsidiary of the Adviser, (collectively, the “Sub-Advisers”). The Adviser has selected Gresham, acting through its Near Term Active division, to manage the Funds’ commodity investment strategy. The Adviser has selected NAM to manage Gresham Diversified Commodity Strategy’s fixed income investments.

Investment Objectives and Principal Investment Strategies

Gresham Diversified Commodity Strategy’s investment objective is to seek attractive total return. Gresham Managed Futures Strategy’s investment objective is to seek capital appreciation.

Gresham Diversified Commodity Strategy invests in a diversified portfolio of exchange-traded commodity futures contracts with an aggregate value substantially equal to the Fund’s net assets. The Fund invests in futures contracts in the six principal commodity groups in the global commodities markets: energy; industrial metals; agriculture; precious metals; foods and fibers; and livestock. The Fund may also invest in commodity-linked forward contracts, notes, swap agreements and other derivative instruments that provide investment exposure to commodities.

Gresham Managed Futures Strategy employs a proprietary, quantitatively-driven, systematically-executed investment process that seeks to capitalize on the existence of price momentum (or “trend”) within the global equity, fixed income, currency and commodity markets. The Fund takes long and short positions within these markets based on the systematic analysis and identification of price trends by Gresham. The owner of a “long” position will benefit from an increase in the price of the asset, while the owner of a “short” position will benefit from a decrease in the price of the asset. Gresham generally expects that the Fund will have long and short positions in all four of these markets, but at any one time the Fund may have significantly greater exposure to one or more of the markets, and the Fund’s exposure may consist predominantly of long or short positions within a market. The Fund primarily utilizes derivative instruments, including futures, forward contracts, and swaps, to gain its exposure. Derivative instruments provide investment exposure that greatly exceeds the margin requirements for such positions, and thus the Fund’s use of derivative instruments has the economic effect of financial leverage (i.e., the use of borrowed funds for investment purposes). As a result of the Fund’s strategy, the Fund may at times have highly leveraged exposure across and within one or more markets. The Fund’s investments are generally made without restriction as to market capitalization, country, currency or maturity. The Fund may have exposure to issuers located in the United States as well as foreign developed and emerging markets. The Fund also holds significant amounts of cash and cash equivalent holdings, including but not limited to U.S. Treasury securities and money market funds, which serve as collateral for the Fund’s derivative positions.

Each Fund’s most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

Subsidiaries

Although Gresham Diversified Commodity Strategy and Gresham Managed Futures Strategy may make investments in commodity-linked derivative instruments directly, they expect to primarily gain exposure to these investments by investing in the Long-Only Commodity Fund Ltd. and the Managed Futures Fund Ltd., respectively, (each a “Subsidiary” and collectively the “Subsidiaries”) wholly-owned subsidiaries of the Funds organized under the laws of the Cayman Islands. The Subsidiaries are advised by the Adviser and sub-advised by Gresham. Each Fund’s investment in its Subsidiary is intended to provide the Fund with exposure to commodity markets within the limits of current federal income tax laws applicable to investment companies such as the Fund, which limit the ability of investment companies to invest directly in commodity-linked derivative instruments. The Subsidiaries have the same investment objective as the Funds, but unlike the Funds, they may invest without limitation in commodity-linked derivative instruments. The Subsidiaries are otherwise subject to the same fundamental and non-fundamental investment restrictions as the Funds. Except as otherwise noted, for purposes of this report, references to each Fund’s investments may also be deemed to include the Fund’s indirect investments through its Subsidiary.

Each Fund intends to invest up to 25% of its net assets in its Subsidiary, which in turn invests in a diversified portfolio of exchange-traded commodity futures contracts. Because commodity futures contracts provide investment exposure that greatly exceeds the margin requirements for such positions, the Subsidiary will be able to use this small portion of the Fund’s net assets to gain exposure to commodity futures contracts with an aggregate value substantially equal to 100% of the Fund’s net assets. The Subsidiary may also invest in U.S. Treasury securities for the purpose of posting margin on its commodity futures contracts.

Assets not invested by Gresham Diversified Commodity Strategy in its Subsidiary or directly in commodity-linked derivative instruments are invested by NAM in cash equivalents, U.S. government securities and other high-quality short-term debt securities with final terms not exceeding one year at the time of investment. The Fund’s debt security investments consist primarily of direct and guaranteed obligations of the U.S. government and senior obligations of U.S. government agencies as well as money market securities. The Fund’s investments in cash equivalents and short-term debt securities (other than U.S. government securities) will be rated at all times at the applicable highest short-term or long-term debt or deposit rating or money market fund rating as determined by at least one nationally recognized statistical rating organization or, if unrated, judged by NAM to be of comparable quality.

Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by each Fund in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in its portfolio with a current value at least equal to the amount of the when issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Funds did not have any outstanding when-issued/delayed delivery purchase commitments.

Investment Income

Interest income, reflects the amortization of premiums and includes accretion of discount for financial reporting purposes, and is recorded on an accrual basis. Interest income also reflects paydown gains and losses, if any.

Professional Fees

Professional fees presented on the Consolidated Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Consolidated Statement of Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income, if any, are declared and distributed to shareholders annually. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution

Notes to Financial Statements (Unaudited) (continued)

fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R6 Shares and Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.

Sub-transfer agent fees and similar fees, which are recognized as a component of “Shareholder servicing agent fees” on the Statement of Operations, are not charged to Class R6 Shares and are prorated among the other classes based on their relative net assets.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Compensation

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Funds’ Board of Trustees (the “Board”) has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the current fiscal period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Futures contracts traded on an exchange are valued at the final settlement price or official closing price as determined by the principal exchange on which the instruments are traded as supplied by independent pricing services (“pricing services”) approved by the Board. These investments are generally classified as Level 1. Over-the-counter futures contracts not traded on an exchange are valued, in order of hierarchy, by pricing services, price quotations obtained from counterparty broker-dealers, or through fair valuation methodologies as determined by the Adviser. These investments are generally classified as Level 2. Additionally, events may occur after the close of the market, but prior to the determination of the Funds’ NAV, that may affect the values of the Funds’ investments. In such circumstances, the Adviser will determine a fair valuation for such investments that in its opinion is reflective of fair market value. These investments are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Prices of fixed-income securities, including, but not limited to, highly rated zero coupon fixed-income securities and U.S. Treasury bills, issued with maturities of one year or less, are provided by a pricing service approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of a Fund’s common shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Fund’s NAV is determined, or if under the Fund’s procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Board. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Gresham Diversified Commodity Strategy	Level 1	Level 2	Level 3	Total
Short-Term Investments:
Repurchase Agreements	$—	$11,118,626	$—	$11,118,626
U.S. Government and Agency Obligations	—	84,801,315	—	84,801,315
Investments in Derivatives:
Futures Contracts*	581,067	—	—	581,067
Total	$581,067	$95,919,941	$—	$96,501,008

Notes to Financial Statements (Unaudited) (continued)

Gresham Managed Futures Strategy	Level 1	Level 2	Level 3	Total
Short-Term Investments:
Repurchase Agreements	$—	$3,848,878	$—	$3,848,878
U.S. Government and Agency Obligations	—	19,581,091	—	19,581,091
Investments in Derivatives:
Futures Contracts*	1,504,052	—	—	1,504,052
Total	$1,504,052	$23,429,969	$—	$24,934,021
*	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Consolidated Portfolio of Investments.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that the Funds may invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because their currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) foreign currency, (ii) investments, (iii) investments in derivatives and (iv) other assets and liabilities are recognized as a component of “Net realized gain (loss) from investments and foreign currency,” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation {depreciation) of investments and foreign currency’’ on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Fund that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Fund	Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Gresham Diversified Commodity Strategy	State Street Bank	$11,118,626	$(11,118,626)	$—
Gresham Managed Futures Strategy	Fixed Income Clearing Corporation	2,079,510	(2,079,510)	—
Gresham Managed Futures Strategy	State Street Bank	1,769,368	(1,769,368)	—
*

As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Consolidated Portfolio of Investments for details on the repurchase agreements.

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Consolidated Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Futures Contracts

Each Fund invests in futures contracts. Upon execution of a futures contract, a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Cash collateral at brokers for investments in futures contracts” on the Consolidated Statement of Assets and Liabilities. Investments in futures contracts obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the open contracts. If a Fund has unrealized appreciation, the clearing broker would credit the Fund’s account with an amount equal to appreciation and conversely, if a Fund has unrealized depreciation, the clearing broker would debit the Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on futures contracts” on the Consolidated Statement of Assets and Liabilities.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Consolidated Statement of Operations. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Consolidated Statement of Operations.

Risks of investments in commodity futures contracts include possible adverse movement in the price of the commodities underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and the possibility that a change in the value of the contract may not correlate with a change in the value of the underlying commodities.

During the current fiscal period, Gresham Diversified Commodity Strategy invested in commodity futures to create all the commodity exposures in the Fund. Gresham Managed Futures Strategy invested in commodity futures, currency futures, equity index futures, interest rate and bond futures to gain long or short exposure.

The average notional amount of futures contracts outstanding during the current fiscal period was as follows:

	Gresham Diversified Commodity Strategy	Gresham Managed Futures Strategy
Average notional amount of futures contracts outstanding*	$116,875,761	$368,848,457
*

The average notional amount is calculated based on the absolute aggregate notional amount of contracts outstanding at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all futures contracts held by the Funds as the end of the reporting period, the location of these instruments on the Consolidated Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Consolidated Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
Gresham Diversified Commodity Strategy
Commodity	Futures contracts	Cash collateral at brokers for investments in futures contracts and Receivable for variation margin on futures contracts*	$2,496,835	Payable for variation margin on futures contracts*	$224,349
		Cash collateral at brokers for investments in futures contracts and Receivable for variation margin on futures contracts*	(462,845)	Payable for variation margin on futures contracts*	(1,677,272)
Total			$2,033,990		$(1,452,923)

Notes to Financial Statements (Unaudited) (continued)

		Location on the Consolidated Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
Gresham Managed Futures Strategy

Fixed Income	Futures contracts	Cash collateral at brokers for investments in futures contracts and Receivable for variation margin on futures contracts*	$507,798	Payable for variation margin on futures contracts*	$894,878
		—	—	—	—
Total			$507,798		$894,878

		Location on the Consolidated Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
Gresham Managed Futures Strategy

Currency	Futures contracts	Cash collateral at brokers for investments in futures contracts and Receivable for variation margin on futures contracts*	$35,066	Payable for variation margin on futures contracts*	$6,321
		Cash collateral at brokers for investments in futures contracts and Receivable for variation margin on futures contracts*	(43,112)	Payable for variation margin on futures contracts*	(44,547)
Total			$(8,046)		$(38,226)

		Location on the Consolidated Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
Gresham Managed Futures Strategy

Equity	Futures contracts	Cash collateral at brokers for investments in futures contracts and Receivable for variation margin on futures contracts*	$56,881	Payable for variation margin on futures contracts*	$4,513
		Cash collateral at brokers for investments in futures contracts and Receivable for variation margin on futures contracts*	(983)	Payable for variation margin on futures contracts*	(8,118)
Total			$55,898		$(3,605)

		Location on the Consolidated Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
Gresham Managed Futures Strategy

Commodity	Futures contracts	Cash collateral at brokers for investments in futures contracts and Receivable for variation margin on futures contracts*	$154,240	Payable for variation margin on futures contracts*	$30,975
		Cash collateral at brokers for investments in futures contracts and Receivable for variation margin on futures contracts*	(32,908)	Payable for variation margin on futures contracts*	(56,952)
Total			$121,332		$(25,977)
*

Value represents unrealized appreciation (depreciation) of futures contracts as reported in the Fund’s Consolidated Portfolio of Investments and not the asset and/or liability derivative location as described in the table above.

The following tables present the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts on the Consolidated Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Futures Contracts	Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts
Gresham Diversified Commodity Strategy	Commodity	Futures contracts	$(9,964,163)	$618,555

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Futures Contracts	Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts
Gresham Managed Futures Strategy	Commodity	Futures contracts	$(311,790)	$95,355
	Currency	Futures contracts	(36,724)	(46,272)
	Equity	Futures contracts	(288,041)	52,293
	Fixed Income	Futures contracts	(225,261)	1,402,676
Total			$(861,816)	$1,504,052

Financial Instrument Risk

The financial instruments used by the Funds are futures, whose values are based upon an underlying asset and generally represent future commitments that have a reasonable possibility of being settled in cash or through physical delivery. As of the end of the reporting period, the financial instruments held by the Funds were traded on an exchange and are standardized contracts.

Market risk is the potential for changes in the value of the financial instruments traded by the Fund due to market changes, including fluctuations in commodity prices. Investing in commodity futures contracts involves the Fund entering into contractual commitments to purchase or sell a particular commodity at a specified date and price. The market risk associated with each Fund’s commitments to purchase commodities will be limited to the gross or face amount of the contracts held. Each Fund’s exposure to market risk may be influenced by a number of factors, including changes in international balances of payments and trade, currency devaluations and revaluations, changes in interest and foreign currency exchange rates, price volatility of commodity futures contracts and market liquidity, weather, geopolitical events and other factors.

Credit risk is the possibility that a loss may occur due to the failure of a counterparty performing according to the terms of the futures and option contracts. Each Fund may be exposed to credit risk from its investments in futures contracts and options on futures contracts resulting from the clearing house associated with a particular exchange failing to meet its obligations to the Fund. In general, clearing houses are backed by their corporate members who may be required to share in the financial burden resulting from the nonperformance of one of their members, which should significantly reduce this credit risk. In cases where the clearing house is not backed by the clearing members (i.e., as in some foreign exchanges), it may be backed by a consortium of banks or other financial institutions. There can be no assurance that any counterparty, clearing member or clearing house will meet its obligations to a Fund. Each Fund is subject to short exposure when it sells short a futures contract. Short sales are transactions in which a Fund initiates a position by selling a futures contract short. A short futures position allows the short seller to profit from declines in the price of the underlying commodity to the extent such declines exceed the transaction costs. In a short sale transaction, a Fund must deliver the underlying commodity at the contract price to a buyer of the contract who stands for delivery under the rules of the exchange that lists the contract or must offset the contract by entering into an opposite and offsetting transaction in the market.

A short sale creates the risk of an unlimited loss since the price of the underlying instrument in a futures contract could theoretically increase without limit, thus increasing the cost of covering the short positions. In circumstances where a market has reached its maximum price limits imposed by the exchange, the short seller may be unable to offset its short position until the next trading day, when prices could increase again in rapid trading.

Each Fund’s risk of loss in the event of counterparty default is typically limited to the amounts recognized on the Consolidated Statement of Assets and Liabilities and not represented by the contract or notional amounts of the instruments.

The commodity markets have volatility risk. The commodity markets have experienced periods of extreme volatility. General market uncertainty and consequent repricing risk have led to market imbalances of sellers and buyers, which in turn have resulted in significant reductions in values of a variety of commodities. Similar future market conditions may result in rapid and substantial valuation increases or decreases in a Fund’s holdings. In addition, volatility in the commodity and securities markets may directly and adversely affect the setting of distribution rates on a Fund’s shares.

Notes to Financial Statements (Unaudited) (continued)

4. Fund Shares

Fund Shares

Transactions in Fund shares during the current and prior fiscal period were as follows:

	Six Months Ended 3/31/19		Year Ended 9/30/18
Gresham Diversified Commodity Strategy	Shares	Amount	Shares	Amount
Shares sold:
Class A	33,043	$380,129	294,374	$3,589,982
Class C	21,263	240,091	156,361	1,881,509
Class I	2,423,309	26,436,657	5,824,691	72,495,561
Shares issued to shareholders due to reinvestment of distributions:
Class A	4,203	42,238	1,184	14,410
Class C	7,266	71,065	393	4,639
Class I	580,253	5,901,173	130,283	1,603,786
	3,069,337	33,071,353	6,407,286	79,589,887
Shares redeemed:
Class A	(153,150)	(1,703,115)	(91,970)	(1,123,085)
Class C	(37,584)	(392,977)	(16,485)	(195,009)
Class I	(4,124,138)	(46,056,388)	(3,485,050)	(43,086,433)
	(4,314,872)	(48,152,480)	(3,593,505)	(44,404,527)
Net increase (decrease)	(1,245,535)	$(15,081,127)	2,813,781	$35,185,360

	For the Period 10/01/18 (commencement of operations) through 3/31/19
Gresham Managed Futures Strategy	Shares	Amount
Shares Sold
Class A	1,250	25,000
Class C	1,250	25,000
Class R6	1,246,250	24,925,000
Class I	1,250	25,000
Net increase (decrease)	1,250,000	25,000,000

5. Investment Transactions

During the current fiscal period, the Funds did not have any long-term purchases and sales.

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code (“Code”) applicable to regulated investment companies (“RICs”). Therefore, no federal income tax provision is required.

The Funds’ ability to make direct and indirect investments in commodities and certain related investments is limited by the Funds’ intention to qualify as a RIC under the Code. If the Funds do not appropriately limit such investments or if such investments are recharacterized for U.S. tax purposes, the Funds’ status as a RIC may be jeopardized. Each Fund’s investment in its Subsidiary is intended to provide additional exposure to commodities while allowing the Funds to satisfy the requirements applicable to RICs. In the past, the IRS had issued private letter rulings to RICs to the effect that income deemed to be received from their wholly-owned subsidiaries meets the requirements of RIC qualification without regard to whether it is currently paid to the parent mutual fund in the form of a cash dividend (“repatriated”). In 2011 the IRS suspended the issuance of such rulings while considering the release of published guidance on the issue. It is unclear whether such guidance will be favorable to RICs or would eliminate the need for newly organized funds to seek their own rulings. The Funds have not received a private letter ruling. In the absence of a private letter ruling or guidance to the same or similar effect, the Funds will rely upon an opinion of counsel to the effect that, consistent with Section 851(b) of the Code, income received from a controlled foreign corporation (“CFC”) by a RIC will be considered qualifying income if it is distributed from the CFC in the year earned, and each Subsidiary will be operated consistent with the statutory provision. However, if the Funds were to fail to qualify as a RIC in any taxable year, and were ineligible to or otherwise did not cure such failure, the Funds would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net long-term capital gains, would be taxable to shareholders as dividend income.

If the Subsidiaries do not make the distributions, or do not make the distributions in the year earned, the Funds will still be required to recognize the Subsidiaries’ income including net investment income, net realized gain on futures contracts and certain net unrealized gains on futures contracts as ordinary income for the purposes of calculating the Funds’ own taxable income. Net losses earned by the Subsidiaries may not be netted with income or gain earned within the Funds and may not be carried forward for use in future years.

For all open tax years and all major taxing jurisdictions, the management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the consolidated financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

The tables below present the cost and unrealized appreciation (depreciation) of each Fund’s investment portfolio, as determined on a federal income tax basis, as of March 31, 2019.

For purposes of this disclosure, derivative tax cost is generally the sum of any upfront fees or premiums exchanged and any amounts unrealized for income statement reporting but realized in income and/or capital gains for tax reporting. If a particular derivative category does not disclose any tax unrealized appreciation or depreciation, the change in value of those derivatives have generally been fully realized for tax purposes.

	Gresham Diversified Commodity Strategy	Gresham Managed Futures Strategy
Tax cost of investments	$95,883,042	$23,428,918
Gross unrealized:
Appreciation	$42,334	$1,050
Depreciation	(5,435)	—
Net unrealized appreciation (depreciation) of investments	$36,899	$1,050

Tax cost of futures	$(57,462)	$1,234,529
Net unrealized appreciation (depreciation) of futures	$638,529	$269,523

Permanent differences, primarily due to federal taxes paid and calculation of taxable income from the Subsidiary, resulted in reclassifications among Gresham Diversified Commodity Strategy’s components of net assets as of September 30, 2018, Gresham Diversified Commodity Strategy’s last tax year end.

The tax components of undistributed net ordinary income and net long-term capital gains as of September 30, 2018, the following Fund’s last tax year end, were as follows:

Gresham Diversified Commodity Strategy
Undistributed net ordinary income[1]	$7,265,207
Undistributed net long-term capital gains	—
[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the following Fund’s last tax year ended September 30, 2018 was designated for purposes of the dividends paid deduction as follows:

Gresham Diversified Commodity Strategy
Distributions from net ordinary income[1]	$2,052,110
Distributions from net long-term capital gains	—
[1]	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

As of September 30, 2018, the following Fund's last tax year end, the following Fund had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

Gresham Diversified Commodity Strategy
Not subject to expiration:
Short-term	$68,278
Long-term	—
Total	$68,278

Notes to Financial Statements (Unaudited) (continued)

7. Management Fees and Other Transactions with Affiliates

Management Fees

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. Gresham and NAM are compensated for their services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Net Assets	Gresham Diversified Commodity Strategy	Gresham Managed Futures Strategy
For the first $125 million	0.8000%	0.8000%
For the next $125 million	0.7875	0.7875
For the next $250 million	0.7750	0.7750
For the next $500 million	0.7625	0.7625
For the next $1 billion	0.7500	0.7500
For the next $3 billion	0.7250	0.7250
For the next $2.5 billion	0.7000	0.7000
For the next $2.5 billion	0.6875	0.6875
For net assets over $10 billion	0.6750	0.6750

The annual complex-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*

The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen open-end and closed-end funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of March 31, 2019, the complex-level fee rate for the each Fund was 0.1588%.

Gresham manages the commodity investments of the Subsidiaries on a discretionary basis, subject to the supervision of the Adviser. The Subsidiaries do not pay the Adviser or Gresham a management fee for their services. The Subsidiaries have also entered into separate contracts for the provision of custody and transfer agency services and pay custody, transfer agency, trustees and legal expenses. Each Fund, as the sole shareholder of each Subsidiary, will bear the costs of these services, which will ultimately be borne by shareholders of each Fund.

The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) of each Fund so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table. However because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expense for the Class R6 Shares will be less than the expense limitation. The temporary expense limitation may be terminated or modified prior to the expiration date only with the approval of the Board.

Fund	Temporary Expense Cap	Temporary Expense Cap Expiration Date
Gresham Diversified Commodity Strategy	1.10%	July 31, 2020
Gresham Managed Futures Strategy	1.31	September 30, 2021

Other Transactions with Affiliates

During the current fiscal period, Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Gresham Diversified Commodity Strategy	Gresham Managed Futures Strategy
Sales charges collected	$1,375	$—
Paid to financial intermediaries	—	—

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Gresham Diversified Commodity Strategy	Gresham Managed Futures Strategy
Commission advances	$683	$—

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:

	Gresham Diversified Commodity Strategy	Gresham Managed Futures Strategy
12b-1 fees retained	$4,590	$117

The remaining 12b-1 fees charged to each Fund were paid to compensate financial intermediaries for providing services to the shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:

	Gresham Diversified Commodity Strategy	Gresham Managed Futures Strategy
CDSC retained	$3,586	$—

As of the end of the reporting period, TIAA owned shares of the following Fund as follows:

Gresham Managed Futures Strategy
Class A Shares	1,250
Class C Shares	1,250
Class R6 Shares	1,246,250
Class I Shares	1,250

8. Basis for Consolidation and Subsidiary Information

Each Subsidiary was incorporated as a wholly-owned subsidiary acting as an investment vehicle of each Fund, in order to effect certain investments for each Fund consistent with the Fund’s investment objectives and policies as specified in its prospectus and statement of additional information. Under the Articles of Association, shares issued by the Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary.

Each Fund’s Consolidated Portfolio of Investments includes the portfolio holdings, including investments in derivatives, of each Fund and its Subsidiary. Each Fund’s Consolidated Statement of Assets and Liabilities, Consolidated Statement of Operations and Consolidated Statement of Changes in Net Assets include the accounts of each Fund and its Subsidiary, and all inter-fund transactions and balances have been eliminated.

Notes to Financial Statements (Unaudited) (continued)

The following table summarizes the structure, incorporation and relationship information of each Subsidiary, and certain financial information of the Subsidiaries recognized in the consolidated financial statements referred to above.

	Long-Only Commodity Fund Ltd	Managed Futures Fund Ltd

Date of Incorporation	April 10, 2012	October 1, 2018

Fund Net Assets
Gresham Diversified Commodity Strategy	$104,970,663	$—
Gresham Managed Futures Strategy	$—	$25,700,087
Subsidiary % of Fund net assets	16.26%	8.91%

Consolidated Financial Statement Information
Total assets	$17,860,321	$2,309,578
Total liabilities	794,975	18,478
Net assets	17,065,346	2,291,099
Total investment income	60,676	412
Net investment income (loss) from investments and foreign currency	52,469	(17,105)
Net realized gain (loss) from futures contracts	(9,964,163)	(311,790)
Change in net unrealized appreciation (depreciation) of investments and foreign currency	1,709	(380)
Change in net unrealized appreciation (depreciation) of futures contracts	618,555	95,355
Increase (decrease) in net assets	(9,291,430)	(235,920)

9. New Accounting Pronouncements

Fair Value Measurement: Disclosure Framework

During August 2018, the FASB issued ASU 2018-13 (“ASU 2018-13”), Fair Value Measurement: Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurements. ASU 2018-13 modifies the disclosures required by Topic 820, Fair Value Measurements. The amendments in ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. During the current reporting period, management early implemented this guidance. This implementation did not have a material impact on the Funds’ financial statements.

Additional Fund Information

Fund Manager

Nuveen Fund Advisors, LLC

333 West Wacker Drive

Chicago, IL 60606

Sub-Advisers

Nuveen Asset Management, LLC

333 West Wacker Drive

Chicago, IL 60606

Gresham Investment Management LLC

257 Park Avenue South

7th Floor

New York, NY 10010

Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP One North Wacker Drive Chicago, IL 60606 Custodian State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Transfer Agent and Shareholder Services DST Asset Manager Solutions, Inc. (DST) P.O. Box 219140 Kansas City, MO 64121-9140 (800) 257-8787

Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC’s website at http://www.sec.gov.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms

Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Bloomberg Commodity Index: An unmanaged index that seeks to provide broadly diversified representation of commodity markets as an asset class. The index is made up of exchange-traded futures on physical commodities and currently represents 20 commodities. Commodity weightings are based on production and liquidity, subject to weighting restrictions applied annually such that no related group of commodities constitutes more than 33% of the index and no single commodity constitutes more than 15% or less than 2% of the index.

Commodity: A physical good, such as an agricultural product or metal, that is interchangeable with other goods of the same type. Commodity futures (contracts for the future delivery of a standardized amount of the commodity) are traded on exchanges such as the Chicago Board of Trade.

ICE BofAML 3 Month U.S. Treasury Bill Index: An unmanaged index that is comprised of a single U.S. Treasury issue with approximately three months to final maturity, purchased at the beginning of each month and held for one full month. At the end of the month, that issue is sold and rolled into a newly selected issue. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Lipper Alternative Managed Futures Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Alternative Managed Futures Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges.

Lipper Commodities General Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Commodities General Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect applicable sales charges.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Annual Investment Management Agreement Approval Process

(Unaudited)

The Board of Trustees of Nuveen Investment Trust V (the “Board,” and each Trustee, a “Board Member”), including the Board Members who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Board Members”), is responsible for determining whether to initially approve or, after an initial term, to renew, each Fund’s advisory arrangements. A discussion of the Board’s approval in May 2018 of the renewal of the advisory arrangements for the Nuveen Gresham Diversified Commodity Strategy Fund is set forth in such Fund’s September 30, 2018 annual report. The advisory arrangements for the Nuveen Gresham Managed Futures Strategy Fund have not yet been up for renewal. A discussion of the Board’s initial approval of the advisory arrangements for the Nuveen Gresham Managed Futures Strategy Fund is set forth below.

Nuveen Gresham Managed Futures Strategy Fund

The Board Members are responsible for approving advisory arrangements and, at a meeting held on August 7-9, 2018 (the “Meeting”), were asked to approve the advisory arrangements for the Nuveen Gresham Managed Futures Strategy Fund (for purposes of the remainder of this discussion, the “Fund”). At the Meeting, the Board Members, including the Independent Board Members, considered and approved the investment management agreement (the “Investment Management Agreement”) with Nuveen Fund Advisors, LLC (the “Adviser”) pursuant to which the Adviser serves as investment adviser to the Fund and the investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Gresham Investment Management LLC (the “Sub-Adviser”) pursuant to which the Sub-Adviser serves as investment sub-adviser to the Fund. The Adviser and the Sub-Adviser are each hereafter a “Fund Adviser.” The Investment Management Agreement and the Sub-Advisory Agreement are each hereafter an “Advisory Agreement” and collectively, the “Advisory Agreements.” Further, the Board is aware that the Fund may gain exposure to certain investments by investing in the Fund’s wholly-owned subsidiary organized under the laws of the Cayman Islands, which is also advised by the Adviser and sub-advised by the Sub-Adviser. The review of services to be provided to the Fund and fees to be paid to the respective Fund Adviser encompasses this arrangement.

To assist the Board in its evaluation of an Advisory Agreement with a Fund Adviser at the Meeting, the Independent Board Members had received, in adequate time in advance of the Meeting or at prior meetings, materials which outlined, among other things:

•	the nature, extent and quality of the services expected to be provided by the Fund Adviser;

•	the organization of the Fund Adviser, including the responsibilities of various departments and key personnel;

•	the expertise and background of the Fund Adviser with respect to the Fund’s investment strategy;

•	certain performance-related information (as described below);

•	the profitability of Nuveen and its affiliates for their advisory activities;

•	the proposed management fees of the Fund Adviser, including comparisons of such fees with the management fees of comparable funds;

•	the expected expenses of the Fund, including comparisons of the Fund’s expected expense ratio with the expense ratios of comparable funds; and

•	the soft dollar practices of the Fund Adviser, if any.

At the Meeting and/or prior meetings, the Adviser made presentations to and responded to questions from the Board. During the Meeting and/or prior meetings, the Independent Board Members also met privately with their legal counsel to, among other things, review the Board’s duties under the 1940 Act, the general principles of state law in reviewing and approving advisory contracts, the standards used by courts in determining whether investment company boards of directors have fulfilled their duties, factors to be considered in voting on advisory contracts and an adviser’s fiduciary duty with respect to advisory agreements and compensation. It is with this background that the Independent Board Members considered the Advisory Agreements. As outlined in more detail below, the Independent Board Members considered all factors they believed relevant with respect to the Fund, including, among other things: (a) the nature, extent and quality of the services expected to be provided by the Fund Advisers; (b) investment performance, as described below; (c) the advisory fees and costs of the services expected to be provided to the Fund and the profitability of the Fund Advisers; (d) the extent of any anticipated economies of scale; (e) any benefits expected to be derived by the Fund Advisers from their relationships with the Fund; and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Fund’s Advisory Agreements.

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

A. Nature, Extent and Quality of Services

The Independent Board Members considered the nature, extent and quality of the respective Fund Adviser’s services, including portfolio management services and administrative services. Given that the Adviser and the Sub-Adviser already serve as adviser and sub-adviser, respectively, to other Nuveen funds overseen by the Board Members, the Board has a good understanding of each such Fund Adviser’s organization, operations, personnel and services. As the Independent Board Members meet regularly throughout the year to oversee the Nuveen funds, including funds currently advised by the Fund Advisers, the Independent Board Members have relied upon their knowledge from their meetings and any other interactions throughout the year with the respective Fund Adviser in evaluating the Advisory Agreements.

At the Meeting and/or at prior meetings, the Independent Board Members reviewed materials outlining, among other things, the respective Fund Adviser’s organization and business; the types of services that such Fund Adviser or its affiliates provide to the Nuveen funds (as applicable) and are expected to provide to the Fund; and the experience of the respective Fund Adviser with applicable investment strategies. Further, at the Meeting and/or at prior meetings, the Independent Board Members have evaluated the background and experience of the relevant investment personnel.

With respect to services, the Board noted that the Fund would be a registered investment company that would operate in a regulated industry. In considering the services that were expected to be provided by the Fund Advisers, at the Meeting and/or at prior meetings, the Board has recognized the comprehensive set of management, oversight and administrative services the Adviser and its affiliates provide to manage and operate the Nuveen funds in a highly regulated industry. As illustrative, these services include, but are not limited to, product management; investment oversight, risk management and securities valuation services; fund accounting and administration services; board support and administration services; compliance and regulatory oversight services; and legal support. In addition to the services provided by the Adviser, the Board has also noted the business related risks the Adviser incurs in managing the Nuveen funds, including entrepreneurial, legal and litigation risks.

The Independent Board Members noted that the Adviser would oversee the Sub-Adviser, which was generally expected to provide portfolio advisory services to the Fund. In addition, the Board Members recognized the Sub-Adviser’s relevant experience and expertise.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services expected to be provided to the Fund under each Advisory Agreement were satisfactory.

B. Investment Performance

The Fund was new and, therefore, did not have its own performance history. The Independent Board Members, however, were familiar with the performance records of other Nuveen funds advised by the Adviser and sub-advised by the Sub-Adviser.

C. Fees, Expenses and Profitability

1. Fees and Expenses

In evaluating the management fees and expenses that the Fund was expected to bear, the Independent Board Members considered, among other things, the Fund’s proposed management fee structure and its expected expense ratio in absolute terms as well as compared with the fees and expense ratios of comparable funds. Accordingly, the Independent Board Members reviewed, among other things, the proposed maximum gross management fee and estimated gross and net total expense ratios for the Fund, as well as comparative fee and expense data pertaining to the Fund’s peers in the Lipper category in which the Fund is expected to be classified. Further, the Independent Board Members considered the Fund’s proposed sub-advisory fee rate.

In addition, the Independent Board Members considered the Fund’s proposed fund-level and complex-wide breakpoint schedules (described in further detail below), and any applicable fee waivers and expense reimbursements expected to be provided.

Based on their review of the fee and expense information provided, the Independent Board Members determined that the Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services to be provided to the Fund.

2. Comparisons with the Fees of Other Clients

At the Meeting and/or at prior meetings, the Board has reviewed information regarding the fee rates that the Fund Advisers charge for certain other types of clients and the types of services provided to these other clients. With respect to the Adviser and/or the Sub-Adviser, such other clients may include: retail and institutional managed accounts; hedge funds; and foreign investment companies offered by Nuveen. The Board has further noted that the Adviser also advises certain exchange-traded funds (“ETFs”) sponsored by Nuveen.

In reviewing the fee rates assessed to other clients, the Board has previously reviewed, among other things, the range of fees assessed for managed accounts, hedge funds and foreign investment companies offered by Nuveen. With respect to hedge funds, the Board has noted the performance fee the Sub-Adviser assesses for advising a hedge fund or account. In addition to the comparative fee data, the Board has also reviewed, among other things, a description of the different levels of services provided to other clients compared to the services provided to the Nuveen funds as well as the differences in portfolio investment policies, investor profiles, account sizes and regulatory requirements, all of which contribute to the variations in the fee schedules. With respect to ETFs, the Board has considered the differences in the passive management of Nuveen’s ETFs compared to the active management of other Nuveen funds which have also contributed to differing management fee levels compared to such other Nuveen funds. In general, the Board has noted that the higher fee levels reflect higher levels of services provided by Nuveen, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of these factors. The Board further considered that the Sub-Adviser’s fee would be essentially for portfolio management services. The Board concluded the varying levels of fees were justified given, among other things, the inherent differences in the products and the level of services provided to the Nuveen funds versus other clients, the differing regulatory requirements and legal liabilities and the entrepreneurial risks incurred in sponsoring and advising a registered investment company.

3. Profitability of Fund Advisers

In conjunction with their review of fees, at the Meeting and/or at prior meetings, the Independent Board Members have considered Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2017 and 2016. In considering profitability, the Independent Board Members have reviewed the level of profitability realized by Nuveen including and excluding any distribution expenses incurred by Nuveen from its own resources. The Independent Board Members have also reviewed a description of the expense allocation methodology employed to develop the financial information and a summary of the history of changes to the methodology over the years. For comparability purposes, the Board has recognized that a prior year’s profitability would be restated to reflect any refinements to the methodology. The Independent Board Members were aware of the inherent limitations in calculating profitability as the use of different reasonable allocation methodologies may lead to significantly different results and in reviewing profitability margins over extended periods given the refinements to the methodology over time. The Board has noted that two Independent Board Members, along with independent counsel, serve as the Board’s liaisons to review and discuss any proposed changes to the methodology prior to the full Board’s review.

Additionally, at the Meeting and/or at prior meetings, the Independent Board Members have evaluated, among other things, Nuveen’s adjusted operating margins, gross and net revenue margins (pre-tax and after-tax) for advisory activities for the Nuveen funds, and the revenues, expenses, and net income (pre-tax and after-tax and before distribution) of Nuveen for fund advisory services for the calendar years 2017 and 2016. The Independent Board Members have also reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2017 versus 2016. The Board has noted that Nuveen recently launched its ETF product line in 2016 and reviewed the revenues, expenses and operating margin from this product line.

In addition to reviewing Nuveen’s profitability in absolute terms, the Independent Board Members have also examined comparative profitability data reviewing, among other things, the revenues, expenses and adjusted total company margins of other advisory firms that had publicly available information and comparable assets under management (based on asset size and asset composition) for 2017 and as compared to their adjusted operating margins for 2016. The Independent Board Members, however, have recognized the difficulty in comparing the profitability of various fund managers given the limited public information available and the subjective nature of calculating profitability which may be affected by numerous factors including the fund manager’s organizational structure, types of funds, other lines of business, methodology used to allocate expenses and cost of capital. Nevertheless, considering such limitations and based on the information provided, the Board has noted that Nuveen’s adjusted operating margins appeared reasonable when compared to the adjusted margins of the peers.

Aside from Nuveen’s profitability, the Board has recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). As such, the Board has also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2017 and 2016 calendar years to consider the financial strength of TIAA.

In addition, the Independent Board Members have reviewed the Sub-Adviser’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2017.

In evaluating the reasonableness of the compensation, the Independent Board Members have also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.

Based on a consideration of all the information provided, the Board has noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

The Independent Board Members considered whether the Fund could be expected to benefit from any economies of scale. Although the Board has recognized that economies of scale are difficult to measure, the Independent Board Members have noted that there are several methods that may be used in seeking to share economies of scale, including through breakpoints in the management fee schedule reducing the fee rates as asset levels grow, fee waivers and/or expense limitation agreements, and the Adviser’s investment in its business which can enhance the services provided to the Nuveen funds.

With respect to breakpoint schedules, because the Board has previously recognized that economies of scale may occur not only when the assets of a particular fund grow, but also when the assets in the complex grow, the Nuveen funds generally pay the Adviser a management fee comprised of a fund-level component and a complex-level component, each with its own breakpoint schedule, subject to certain exceptions. In general terms, the breakpoint schedule at the fund level reduces fees as assets in the particular fund pass certain thresholds and the breakpoint schedule at the complex

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

level reduces fees on certain funds as the eligible assets in the complex pass certain thresholds. Accordingly, the Independent Board Members reviewed and considered the proposed management fees for the Fund, taking into account the fund-level breakpoints and the complex-wide fee arrangement. Additionally, the Independent Board Members considered the Fund’s proposed temporary expense cap.

In addition, the Independent Board Members have recognized the Adviser’s continued reinvestment in its business through, among other things, improvements in technology, additional staffing, product innovations and other organizational changes designed to expand or enhance the services provided to the benefit of all of the Nuveen funds.

Based on their review, the Independent Board Members concluded that the proposed fee structure was acceptable and reflected economies of scale to be shared with the Fund’s shareholders when assets under management increase.

E. Indirect Benefits

The Independent Board Members received and considered information at the Meeting and/or at prior meetings regarding other benefits that a Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. In this regard, the Independent Board Members considered, among other things, any distribution fees and shareholder services fees expected to be received by the Fund’s principal underwriter, an affiliate of the Adviser (including fees to be received pursuant to any Rule 12b-1 plan).

In addition to the above, the Independent Board Members have considered whether the Sub-Adviser uses commissions paid by the Nuveen funds on portfolio transactions to obtain research products and other services (“soft dollar transactions”). In this regard, the Board has noted that the Sub-Adviser does not participate in soft dollar arrangements with respect to Nuveen fund portfolio transactions.

Based on their review, the Independent Board Members concluded that any indirect benefits expected to be received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

F. Approval

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including a majority of the Independent Board Members, concluded that the terms of the Investment Management Agreement and the Sub-Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services to be provided to the Fund and that the Investment Management Agreement and Sub-Advisory Agreement should be and were approved on behalf of the Fund.

Notes

Nuveen:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mutual-funds

Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com	838671-INV-B-05/20 MSA-GRESH-0319P

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this registrant.

Item 6. Schedule of Investments.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(a)(4) Change in the registrant’s independent public accountant. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Trust V

By	(Signature and Title)	/s/ Christopher M. Rohrbacher
Christopher M. Rohrbacher Vice President and Secretary

Date: June 6, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	(Signature and Title)	/s/ Greg A. Bottjer
Greg A. Bottjer Chief Administrative Officer (principal executive officer)

Date: June 6, 2019

By	(Signature and Title)	/s/ E. Scott Wickerham
E. Scott Wickerham Vice President and Controller (principal financial officer)

Date: June 6, 2019